Filed Pursuant to Rule 497
Securities Act File No. 333-216344

Saratoga Investment Corp.

Supplement No. 4, dated January 11, 2018

to

Prospectus Supplement, dated March 16, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Saratoga Investment Corp. (the “Company”), dated March 13, 2017, as supplemented by the Prospectus Supplement dated March 16, 2017. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplement or Prospectus, as applicable.

You should carefully consider the “Risk Factors” beginning on page S-8 of the Prospectus Supplement and page 22 of the Prospectus before you decide to invest.

STATUS OF OUR OFFERING

On March 16, 2017, we established an at-the-market program to which this Supplement No. 4 dated January 11, 2018 and the Prospectus Supplement, dated March 16, 2017, relate and through which we may sell, from time to time and at our sole discretion, up to $30.0 million shares of our common stock. The gross proceeds raised, the related sales agent commission, the offering expenses and the average price at which these shares were issued from the period of March 16, 2017 through November 30, 2017 are as follows:

Fiscal Year Ending February 28, 2018 Issuance of Common Stock	Number of Shares	Gross Proceeds	Sales Agent Commission	Average Offering Price
First Quarter	60,779	$1,367,167	$20,474	$22.49
Second Quarter	56,575	$1,272,246	$19,084	$22.49
Third Quarter	148,759	$3,345,868	$20,102	$22.49
Fourth Quarter (through January 11, 2018)	82,010	$1,853,069	$18,505	$22.60

FILING OF FORM 10-Q

On January 10, 2018, we filed our Quarterly Report on Form 10-Q (“Form 10-Q”) for the period ended November 30, 2017 with the Securities and Exchange Commission. We have attached the Form 10-Q to this supplement as Annex A.

RECENT DEVELOPMENTS

On January 11, 2018, we entered into Amendment No. 2 (“Amendment No. 2”) to the equity distribution agreement, dated March 13, 2017. Pursuant to Amendment No. 2 the equity distribution agreement, which previously provided for the Agents to be paid compensation “equal to 1.5%” of the gross sales price of the Shares, has been revised to provide that the Agents will be paid compensation equal to an amount “up to 4.0%” of the gross sales price of the Shares, as separately agreed to by the parties.

ANNEX A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Quarterly Period Ended November 30, 2017

☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 001-33376

SARATOGA INVESTMENT CORP.

(Exact name of registrant as specified in its charter)

Maryland	20-8700615
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of principal executive office)	(Zip Code)

(212) 906-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (check one):

Large Accelerated Filer	☐	Accelerated Filer	☐

Non-Accelerated Filer	☒	Smaller Reporting Company	☐

		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of January 10, 2018 was 6,257,029.

PART I. FINANCIAL INFORMATION

Item 1. Consolidated Financial Statements

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	November 30, 2017	February 28, 2017
	(unaudited)
ASSETS
Investments at fair value
Non-control/Non-affiliate investments (amortized cost of $299,321,359 and $251,198,896, respectively)	$295,371,210	$242,531,514
Control investments (amortized cost of $38,943,193 and $49,283,536, respectively)	43,466,477	50,129,799

Total investments at fair value (amortized cost of $338,264,552 and $300,482,432, respectively)	338,837,687	292,661,313
Cash and cash equivalents	680,065	9,306,543
Cash and cash equivalents, reserve accounts	8,037,715	12,781,425
Interest receivable (net of reserve of $1,373,118 and $157,560, respectively)	3,288,960	3,294,450
Management and incentive fee receivable	266,005	171,106
Other assets	706,648	183,346
Receivable from unsettled trades	97,041	253,041

Total assets	$351,914,121	$318,651,224

LIABILITIES
Revolving credit facility	$1,000,000	$—
Deferred debt financing costs, revolving credit facility	(720,258)	(437,183)
SBA debentures payable	134,660,000	112,660,000
Deferred debt financing costs, SBA debentures payable	(2,666,620)	(2,508,280)
Notes payable	74,450,500	74,450,500
Deferred debt financing costs, notes payable	(2,414,200)	(2,689,511)
Base management and incentive fees payable	5,194,845	5,814,692
Accounts payable and accrued expenses	1,200,514	852,987
Interest and debt fees payable	1,982,347	2,764,237
Directors fees payable	—	51,500
Due to manager	380,770	397,505

Total liabilities	$213,067,898	$191,356,447

Commitments and contingencies (See Note 7)
NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 6,149,582 and 5,794,600 common shares issued and outstanding, respectively	$6,150	$5,795
Capital in excess of par value	198,211,630	190,483,931
Distribution in excess of net investment income	(26,649,881)	(27,737,348)
Accumulated net realized loss from investments and derivatives	(33,294,811)	(27,636,482)
Accumulated net unrealized appreciation (depreciation) on investments and derivatives	573,135	(7,821,119)

Total net assets	138,846,223	127,294,777

Total liabilities and net assets	$351,914,121	$318,651,224

NET ASSET VALUE PER SHARE	$22.58	$21.97

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

(unaudited)

	For the three months ended November 30, 2017	For the three months ended November 30, 2016	For the nine months ended November 30, 2017	For the nine months ended November 30, 2016
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$7,036,743	$6,787,898	$20,140,933	$19,969,849
Payment-in-kind interest income from Non-control/Non-affiliate investments	301,213	169,332	823,443	482,687
Control investments	1,017,821	498,599	3,849,287	1,587,925
Payment-in-kind interest income from Control investments	535,031	—	1,004,764	—

Total interest income	8,890,808	7,455,829	25,818,427	22,040,461
Interest from cash and cash equivalents	6,777	6,239	20,351	16,426
Management fee income	376,446	375,218	1,128,084	1,123,559
Incentive fee income	209,434	—	477,087	—
Other income	42,265	605,009	1,042,895	1,618,238

Total investment income	9,525,730	8,442,295	28,486,844	24,798,684

OPERATING EXPENSES
Interest and debt financing expenses	2,758,900	2,369,108	8,245,350	7,106,869
Base management fees	1,485,415	1,219,916	4,358,230	3,649,867
Professional fees	388,210	330,197	1,179,913	991,723
Administrator expenses	437,500	341,667	1,208,333	991,667
Incentive management fees	1,054,618	394,509	2,940,350	2,331,241
Insurance	64,577	68,985	196,907	210,301
Directors fees and expenses	43,000	66,000	154,000	192,422
General & administrative	299,627	224,579	784,071	741,743
Excise tax expense (credit)	—	—	(14,738)	—
Other expense	(21,628)	8,460	23,417	21,647

Total operating expenses	6,510,219	5,023,421	19,075,833	16,237,480

NET INVESTMENT INCOME	3,015,511	3,418,874	9,411,011	8,561,204

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments
Non-control/Non-affiliate investments	20,770	260,244	(5,722,049)	12,299,899
Control investments	166	—	63,720	—

Net realized gain (loss) from investments	20,936	260,244	(5,658,329)	12,299,899
Net change in unrealized appreciation (depreciation) on investments
Non-control/Non-affiliate investments	1,624,685	(968,359)	4,717,234	(11,019,005)
Control investments	(398,142)	(1,136,983)	3,677,020	290,883

Net change in unrealized appreciation (depreciation) on investments	1,226,543	(2,105,342)	8,394,254	(10,728,122)

Net gain (loss) on investments	1,247,479	(1,845,098)	2,735,925	1,571,777

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,262,990	$1,573,776	$12,146,936	$10,132,981

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.71	$0.27	$2.04	$1.77
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC AND DILUTED	6,040,311	5,727,933	5,952,086	5,735,443

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

November 30, 2017

(unaudited)

Company	Industry	Investment Interest Rate/ Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Non-control/Non-affiliated investments - 212.7% (b)
Tile Redi Holdings, LLC (d)	Building Products	First Lien Term Loan (L+10.00%), 11.49% Cash, 6/16/2022	$15,000,000	$14,860,121	$14,850,000	10.7%

		Total Building Products		14,860,121	14,850,000	10.7%

Apex Holdings Software Technologies, LLC	Business Services	First Lien Term Loan (L+8.00%), 9.49% Cash, 9/21/2021	$18,000,000	17,876,123	18,000,000	13.0%
Avionte Holdings, LLC (g)	Business Services	Common Stock	100,000	100,000	418,000	0.3%
BMC Software, Inc. (d)	Business Services	Syndicated Loan (L+4.00%), 5.49% Cash, 9/10/2022	$4,858,971	4,815,474	4,858,971	3.5%
CLEO Communications Holding, LLC	Business Services	First Lien Term Loan (L+7.00%), 8.49% Cash/2.00% PIK, 3/31/2022	$13,155,248	13,031,619	13,155,248	9.5%
CLEO Communications Holding, LLC (i)	Business Services	Delayed Draw Term Loan (L+7.00%), 8.49% Cash/2.00% PIK, 3/31/2022	$2,010,225	1,990,728	2,010,225	1.4%
Courion Corporation	Business Services	Second Lien Term Loan (L+10.00%), 11.49% Cash, 6/1/2021	$15,000,000	14,896,990	14,827,500	10.7%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note (L+8.50%), 10.00% Cash, 1/23/2020	$3,300,000	3,298,364	3,317,160	2.4%
Emily Street Enterprises, L.L.C. (g)	Business Services	Warrant Membership Interests Expires 12/28/2022	49,318	400,000	469,507	0.3%
Erwin, Inc.	Business Services	Second Lien Term Loan (L+11.50%), 12.99% Cash/1.00% PIK, 8/28/2021	$13,211,246	13,114,439	13,161,043	9.5%
FranConnect LLC (d)	Business Services	First Lien Term Loan (L+7.00%), 8.50% Cash, 5/26/2022	$14,500,000	14,432,349	14,438,428	10.4%
GreyHeller LLC	Business Services	First Lien Term Loan (L+11.00%), 12.49% Cash, 11/16/2021	$7,000,000	6,941,430	7,000,000	5.0%
GreyHeller LLC (j)	Business Services	Delayed Draw Term Loan B (L+11.00%), 12.49% Cash, 11/16/2021	$—	—	—	0.0%
GreyHeller LLC (g)	Business Services	Common Stock	850,000	850,000	729,000	0.5%
Help/Systems Holdings, Inc.(Help/Systems, LLC)	Business Services	First Lien Term Loan (L+4.50%), 5.99% Cash, 10/8/2021	$5,390,651	5,302,560	5,404,127	3.9%
Help/Systems Holdings, Inc.(Help/Systems, LLC)	Business Services	Second Lien Term Loan (L+9.50%), 10.99% Cash, 10/8/2022	$3,000,000	2,930,542	2,937,510	2.1%
Identity Automation Systems (g)	Business Services	Common Stock Class A Units	232,616	232,616	730,911	0.5%
Identity Automation Systems	Business Services	First Lien Term Loan (L+9.50%), 10.99% Cash, 3/31/2021	$17,975,000	17,858,469	17,975,000	12.9%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan (L+8.75%), 10.24% Cash, 7/20/2021	$16,888,731	16,863,690	16,888,731	12.2%
Microsystems Company	Business Services	Second Lien Term Loan (L+10.00%), 11.49% Cash, 7/1/2022	$8,000,000	7,935,313	8,000,000	5.8%
National Waste Partners (d)	Business Services	Second Lien Term Loan 10.00% Cash, 2/13/2022	$9,000,000	8,922,021	9,000,000	6.5%
Vector Controls Holding Co., LLC (d)	Business Services	First Lien Term Loan 13.75% (12.00% Cash/1.75% PIK), 3/6/2022	$11,571,437	11,528,660	11,571,437	8.3%
Vector Controls Holding Co., LLC (g)	Business Services	Warrants to Purchase Limited Liability Company Interests, Expires 11/30/2027	343	—	879,567	0.6%

		Total Business Services		163,321,387	165,772,365	119.3%

Targus Holdings, Inc. (g)	Consumer Products	Common Stock	210,456	1,791,242	293,450	0.2%

		Total Consumer Products		1,791,242	293,450	0.2%

My Alarm Center, LLC	Consumer Services	Preferred Equity Class A Units 8.00% PIK	2,227	2,265,154	2,294,804	1.7%
My Alarm Center, LLC (g)	Consumer Services	Preferred Equity Class B Units	1,797	1,796,880	1,442,069	1.0%
My Alarm Center, LLC (g)	Consumer Services	Common Stock	96,224	—	—	0.0%
PrePaid Legal Services, Inc. (d)	Consumer Services	First Lien Term Loan (L+5.25%), 6.74% Cash, 7/1/2019	$2,480,695	2,471,520	2,486,153	1.8%
PrePaid Legal Services, Inc. (d)	Consumer Services	Second Lien Term Loan (L+9.00%), 10.49% Cash, 7/1/2020	$11,000,000	10,972,589	11,003,300	7.9%

		Total Consumer Services		17,506,143	17,226,326	12.4%

C2 Educational Systems (d)	Education	First Lien Term Loan (L+8.50%), 10.00% Cash, 5/31/2020	$16,000,000	15,863,540	15,864,000	11.4%
M/C Acquisition Corp., L.L.C. (g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C. (g)	Education	First Lien Term Loan 1.00% Cash, 3/31/2018	$2,318,121	1,190,838	8,058	0.0%
Texas Teachers of Tomorrow, LLC (g), (h)	Education	Common Stock	750,000	750,000	910,433	0.7%
Texas Teachers of Tomorrow, LLC	Education	Second Lien Term Loan (L+9.75%), 11.24% Cash, 6/2/2021	$10,000,000	9,930,419	10,000,000	7.2%

		Total Education		27,765,038	26,782,491	19.3%

TM Restaurant Group L.L.C. (g)	Food and Beverage	First Lien Term Loan 14.50% PIK, 7/17/2017	$9,358,694	9,352,763	7,924,942	5.7%
TM Restaurant Group L.L.C. (g)	Food and Beverage	Revolver 14.50% PIK, 7/17/2017	$413,954	413,954	350,536	0.3%

		Total Food and Beverage		9,766,717	8,275,478	6.0%

Censis Technologies, Inc.	Healthcare Services	First Lien Term Loan B (L+10.00%), 11.49% Cash, 7/24/2019	$10,575,000	10,491,748	10,575,000	7.6%
Censis Technologies, Inc. (g), (h)	Healthcare Services	Limited Partner Interests	999	999,000	1,129,234	0.8%
ComForCare Health Care	Healthcare Services	First Lien Term Loan (L+8.50%), 9.99% Cash, 1/31/2022	$10,500,000	10,409,140	10,500,000	7.6%
Ohio Medical, LLC (g)	Healthcare Services	Common Stock	5,000	500,000	267,202	0.2%
Ohio Medical, LLC	Healthcare Services	Senior Subordinated Note 12.00% Cash, 7/15/2021	$7,300,000	7,247,321	6,601,686	4.7%
Pathway Partners Vet Management Company LLC	Healthcare Services	Second Lien Term Loan (L+8.00%), 9.49% Cash, 10/10/2025	$2,083,333	2,062,715	2,062,500	1.5%
Pathway Partners Vet Management Company LLC (j)	Healthcare Services	Delayed Draw Term Loan (L+8.00%), 9.49% Cash, 10/10/2025	$—	—	—	0.0%
Roscoe Medical, Inc. (g)	Healthcare Services	Common Stock	5,081	508,077	507,987	0.4%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,167,542	4,168,500	3.0%
Zest Holdings, LLC (d)	Healthcare Services	Syndicated Loan (L+4.25%), 5.74% Cash, 8/16/2023	$4,116,226	4,040,574	4,141,953	3.0%

		Total Healthcare Services		40,426,117	39,954,062	28.8%

HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 7/8/2021	$8,147,700	8,091,083	8,392,131	6.0%
HMN Holdco, LLC	Media	Delayed Draw First Lien Term Loan 12.00% Cash, 7/8/2021	$4,800,000	4,761,382	4,950,240	3.6%
HMN Holdco, LLC (g)	Media	Class A Series, Expires 1/16/2025	4,264	61,647	255,073	0.2%
HMN Holdco, LLC (g)	Media	Class A Warrant, Expires 1/16/2025	30,320	438,353	1,434,136	1.0%
HMN Holdco, LLC (g)	Media	Warrants to Purchase Limited Liability Company Interests (Common), Expires 5/16/2024	57,872	—	2,443,356	1.8%
HMN Holdco, LLC (g)	Media	Warrants to Purchase Limited Liability Company Interests (Preferred), Expires 5/16/2024	8,139	—	400,602	0.3%

		Total Media		13,352,465	17,875,538	12.9%

Elyria Foundry Company, L.L.C. (g)	Metals	Common Stock	60,000	9,685,029	3,494,400	2.5%
Elyria Foundry Company, L.L.C. (d)	Metals	Second Lien Term Loan 15.00% PIK, 8/10/2022	$847,100	847,100	847,100	0.6%

		Total Metals		10,532,129	4,341,500	3.1%

Sub Total Non-control/Non-affiliated investments				299,321,359	295,371,210	212.7%

Control investments - 31.3% (b)
Easy Ice, LLC (f)	Business Services	Preferred Equity 10.00% PIK	5,080,000	8,542,685	10,335,793	7.5%
Easy Ice, LLC (d), (f)	Business Services	Second Lien Term Loan (L+11.00%), 5.44% Cash/7.56% PIK, 2/28/2023	$16,817,328	16,708,812	16,817,328	12.1%

		Total Business Services		25,251,497	27,153,121	19.6%

Saratoga Investment Corp. CLO 2013-1, Ltd. (a), (e), (f)	Structured Finance Securities	Other/Structured Finance Securities 29.48%, 10/20/2025	$30,000,000	9,191,696	11,814,256	8.5%
Saratoga Investment Corp. Class F Note (a), (f)	Structured Finance Securities	Other/Structured Finance Securities (L+8.50%), 9.99%, 10/20/2025	$4,500,000	4,500,000	4,499,100	3.2%

		Total Structured Finance Securities		13,691,696	16,313,356	11.7%

Sub Total Control investments				38,943,193	43,466,477	31.3%

TOTAL INVESTMENTS - 244.0% (b)				$338,264,552	$338,837,687	244.0%

			Principal	Cost	Fair Value	% of Net Assets
Cash and cash equivalents and cash and cash equivalents, reserve accounts - 6.3% (b)
U.S. Bank Money Market (k)			$8,717,780	$8,717,780	$8,717,780	6.3%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts			$8,717,780	$8,717,780	$8,717,780	6.3%

(a)	Represents a non-qualifying investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 4.8% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $138,846,223 as of November 30, 2017.
(c)	Because there is no readily available market value for these investments, the fair values of these investments were determined using significant unobservable inputs and approved in good faith by our board of directors (see Note 3 to the consolidated financial statements).
(d)	These securities are either fully or partially pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 29.48% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the nine months ended November 30, 2017 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales	Interest Income	Management and Incentive Fee Income	Net Realized Gains	Net Change in Unrealized Appreciation (Depreciation)
Easy Ice, LLC	$—	$—	$(11,307,678)	$2,814,092	$—	$63,720	$1,685,785
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$1,719,744	$1,605,171	$—	$1,991,685
Saratoga Investment Corp. Class F Note	$—	$—	$—	$320,215	$—	$—	$(450)

(g)	Non-income producing at November 30, 2017.
(h)	Includes securities issued by an affiliate of the company.
(i)	The investment has an unfunded commitment as of November 30, 2017 (see Note 7 to the consolidated financial statements).
(j)	The entire commitment was unfunded at November 30, 2017. As such, no interest is being earned on this investment.
(k)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s consolidated statements of assets and liabilities as of November 30, 2017.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2017

Company	Industry	Investment Interest Rate/ Maturity	Principal/ Number of Shares	Cost	Fair Value (c)	% of Net Assets
Non-control/Non-affiliated investments - 190.5% (b)
Apex Holdings Software Technologies, LLC	Business Services	First Lien Term Loan (L+8.00%), 9.05% Cash, 9/21/2021	$18,000,000	$17,857,818	$17,843,400	14.0%
Avionte Holdings, LLC (g)	Business Services	Common Stock	100,000	100,000	251,000	0.2%
BMC Software, Inc. (d)	Business Services	Syndicated Loan (L+4.00%), 5.05% Cash, 9/10/2020	$5,611,666	5,582,551	5,639,163	4.4%
Courion Corporation	Business Services	Second Lien Term Loan (L+10.00%), 11.05% Cash, 6/1/2021	$15,000,000	14,879,353	14,230,500	11.2%
Emily Street Enterprises, L.L.C.	Business Services	Senior Secured Note (L+8.50%), 10.00% Cash, 1/23/2020	$3,300,000	3,282,213	3,316,500	2.6%
Emily Street Enterprises, L.L.C. (g)	Business Services	Warrant Membership Interests Expires 12/28/2022	49,318	400,000	394,544	0.3%
Erwin, Inc.	Business Services	Second Lien Term Loan (L+11.50%), 12.55% (11.50% Cash/1.00% PIK), 8/28/2021	$13,111,929	13,000,581	13,111,929	10.2%
GreyHeller LLC	Business Services	First Lien Term Loan (L+11.00%), 12.05% Cash, 11/16/2021	$7,000,000	6,933,141	6,930,000	5.4%
GreyHeller LLC (i), (j)	Business Services	Delayed Draw Term Loan B (L+11.00%), 12.05% Cash, 11/16/2021	$—	—	—	0.0%
GreyHeller LLC (g)	Business Services	Common Stock	850,000	850,000	850,000	0.7%
Help/Systems Holdings, Inc.(Help/Systems, LLC)	Business Services	First Lien Term Loan (L+5.25%), 6.30% Cash, 10/8/2021	$5,947,481	5,857,960	5,947,481	4.7%
Help/Systems Holdings, Inc.(Help/Systems, LLC)	Business Services	Second Lien Term Loan (L+9.50%), 10.55% Cash, 10/8/2022	$3,000,000	2,922,606	2,926,800	2.3%
Identity Automation Systems	Business Services	Convertible Promissory Note 13.50% (6.75% Cash/6.75% PIK), 8/18/2018	611,517	611,517	611,517	0.5%
Identity Automation Systems (g)	Business Services	Common Stock Class A Units	232,616	232,616	386,143	0.3%
Identity Automation Systems	Business Services	Second Lien Term Loan (L+9.25%), 10.30% (9.25% Cash/1.75% PIK) 12/18/2020	$10,293,791	10,223,741	10,293,791	8.1%
Knowland Technology Holdings, L.L.C.	Business Services	First Lien Term Loan (L+8.75%), 9.80% Cash, 7/20/2021	$17,777,730	17,692,307	17,777,730	14.0%
Microsystems Company	Business Services	Second Lien Term Loan (L+10.00%), 11.05% Cash, 7/1/2022	$8,000,000	7,927,489	7,964,800	6.3%
National Waste Partners	Business Services	First Lien Term Loan 10.00% Cash, 2/13/2022	$9,000,000	8,910,000	8,910,000	7.0%
Vector Controls Holding Co., LLC (d)	Business Services	First Lien Term Loan, 14.00% (12.00% Cash/2.00% PIK), 3/6/2018	$8,819,270	8,778,186	8,819,270	6.9%
Vector Controls Holding Co., LLC (d), (g)	Business Services	Warrants to Purchase Limited Liability Company Interests, Expires 5/31/2025	343	—	327,200	0.3%

		Total Business Services		126,042,079	126,531,768	99.4%

Targus Holdings, Inc. (d), (g)	Consumer Products	Common Stock	210,456	1,791,242	29,241	0.0%
Targus Holdings, Inc. (d)	Consumer Products	Second Lien Term Loan A-2 15.00% PIK, 12/31/2019	$234,630	234,630	234,630	0.2%
Targus Holdings, Inc. (d)	Consumer Products	Second Lien Term Loan B 15.00% PIK, 12/31/2019	$703,889	703,889	703,889	0.6%

		Total Consumer Products		2,729,761	967,760	0.8%

My Alarm Center, LLC	Consumer Services	Second Lien Term Loan (L+11.00%), 12.05% Cash, 7/9/2019	$9,375,000	9,359,492	7,061,250	5.6%
PrePaid Legal Services, Inc. (d)	Consumer Services	First Lien Term Loan (L+5.25%), 6.50% Cash, 7/1/2019	$2,687,143	2,672,435	2,687,143	2.1%
PrePaid Legal Services, Inc. (d)	Consumer Services	Second Lien Term Loan (L+9.00%), 10.25% Cash, 7/1/2020	$11,000,000	10,966,188	11,000,000	8.6%

		Total Consumer Services		22,998,115	20,748,393	16.3%

M/C Acquisition Corp., L.L.C. (d), (g)	Education	Class A Common Stock	544,761	30,241	—	0.0%
M/C Acquisition Corp., L.L.C. (d)	Education	First Lien Term Loan 1.00% Cash, 3/31/2018	$2,321,073	1,193,790	8,087	0.0%
Texas Teachers of Tomorrow, LLC (g), (h)	Education	Common Stock	750	750,000	919,680	0.7%
Texas Teachers of Tomorrow, LLC	Education	Second Lien Term Loan (L+9.75%), 10.80% Cash, 6/2/2021	$10,000,000	9,918,572	10,000,000	7.9%

		Total Education		11,892,603	10,927,767	8.6%

TM Restaurant Group L.L.C. (g)	Food and Beverage	First Lien Term Loan (L+8.50%), 9.75% Cash, 7/17/2017	$9,358,694	9,331,446	8,422,825	6.6%

		Total Food and Beverage		9,331,446	8,422,825	6.6%

Censis Technologies, Inc.	Healthcare Services	First Lien Term Loan B (L+10.00%), 11.05% Cash, 7/24/2019	$11,100,000	10,977,689	10,940,160	8.6%
Censis Technologies, Inc. (g), (h)	Healthcare Services	Limited Partner Interests	999	999,000	886,772	0.7%
ComForCare Health Care	Healthcare Services	First Lien Term Loan (L+8.50%), 9.55% Cash, 1/31/2022	$10,500,000	10,398,957	10,395,000	8.2%
Roscoe Medical, Inc. (d), (g)	Healthcare Services	Common Stock	5,081	508,077	680,823	0.5%
Roscoe Medical, Inc.	Healthcare Services	Second Lien Term Loan 11.25% Cash, 9/26/2019	$4,200,000	4,155,827	4,179,000	3.3%
Ohio Medical, LLC (g)	Healthcare Services	Common Stock	5,000	500,000	288,800	0.2%
Ohio Medical, LLC	Healthcare Services	Senior Subordinated Note 12.00%, 7/15/2021	$7,300,000	7,238,831	6,989,750	5.5%
Zest Holdings, LLC (d)	Healthcare Services	Syndicated Loan (L+4.75%), 5.80% Cash, 8/17/2020	$4,136,911	4,085,888	4,183,658	3.3%

		Total Healthcare Services		38,864,269	38,543,963	30.3%

HMN Holdco, LLC	Media	First Lien Term Loan 12.00% Cash, 7/8/2021	$8,462,482	8,376,876	8,462,482	6.6%
HMN Holdco, LLC	Media	Delayed Draw First Lien Term Loan 12.00% Cash, 7/8/2021	$4,800,000	4,751,258	4,800,000	3.8%
HMN Holdco, LLC (g)	Media	Class A Series, Expires 1/16/2025	4,264	61,647	294,770	0.2%
HMN Holdco, LLC (g)	Media	Class A Warrant, Expires 1/16/2025	30,320	438,353	1,706,410	1.3%
HMN Holdco, LLC (g)	Media	Warrants to Purchase Limited Liability Company Interests (Common), Expires 5/16/2024	57,872	—	2,961,310	2.3%
HMN Holdco, LLC (g)	Media	Warrants to Purchase Limited Liability Company Interests (Preferred), Expires 5/16/2024	8,139	—	473,690	0.4%

		Total Media		13,628,134	18,698,662	14.6%

Elyria Foundry Company, L.L.C. (d), (g)	Metals	Common Stock	35,000	9,217,564	413,350	0.3%
Elyria Foundry Company, L.L.C. (d)	Metals	Second Lien Term Loan 15.00% PIK, 8/10/2022	$437,500	437,500	437,500	0.4%

		Total Metals		9,655,064	850,850	0.7%

Mercury Network, LLC	Real Estate	First Lien Term Loan (L+9.50%), 10.55% Cash, 8/24/2021	$15,773,875	15,644,382	15,773,875	12.4%
Mercury Network, LLC (g)	Real Estate	Common Stock	413,043	413,043	1,065,651	0.8%

		Total Real Estate		16,057,425	16,839,526	13.2%

Sub Total Non-control/Non-affiliated investments				251,198,896	242,531,514	190.5%

Control investments - 39.4% (b)
Easy Ice, LLC (g)	Business Services	Preferred Equity	5,080,000	8,000,000	8,000,000	6.3%
Easy Ice, LLC (d) (f)	Business Services	First Lien Term Loan (L+10.25%) 11.02% Cash, 1/15/2020	$26,680,000	26,464,162	26,680,000	20.9%

		Total Business Services		34,464,162	34,680,000	27.2%

Saratoga Investment Corp. CLO 2013-1, Ltd. (a), (d), (e), (f)	Structured Finance Securities	Other/Structured Finance Securities 14.87%, 10/20/2025	$30,000,000	10,319,374	10,950,249	8.7%
Saratoga Investment Corp. Class F Note (a), (d), (f)	Structured Finance Securities	Other/Structured Finance Securities (L+8.50%), 9.55%, 10/20/2025	$4,500,000	4,500,000	4,499,550	3.5%

		Total Structured Finance Securities		14,819,374	15,449,799	12.2%

Sub Total Control investments				49,283,536	50,129,799	39.4%

TOTAL INVESTMENTS - 229.9% (b)				$300,482,432	$292,661,313	229.9%

			Principal	Cost	Fair Value	% of Net Assets
Cash and cash equivalents and cash and cash equivalents, reserve accounts - 17.4% (b)
U.S. Bank Money Market (k)			$22,087,968	$22,087,968	$22,087,968	17.4%

Total cash and cash equivalents and cash and cash equivalents, reserve accounts			$22,087,968	$22,087,968	$22,087,968	17.4%

(a)	Represents a non-qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 5.3% of the Company’s portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets.
(b)	Percentages are based on net assets of $127,294,777 as of February 28, 2017.
(c)	Because there is no readily available market value for these investments, the fair values of these investments were determined using significant unobservable inputs and approved in good faith by our board of directors (see Note 3 to the consolidated financial statements).
(d)	These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).
(e)	This investment does not have a stated interest rate that is payable thereon. As a result, the 14.87% interest rate in the table above represents the effective interest rate currently earned on the investment cost and is based on the current cash interest and other income generated by the investment.
(f)	As defined in the Investment Company Act, we “Control” this portfolio company because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the year ended February 28, 2017 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales	Interest Income	Management Fee Income	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Easy Ice, LLC	$20,553,200	$—	$—	$217,362	$—	$—	$283,226
Saratoga Investment Corp. CLO 2013-1, Ltd.	$—	$—	$—	$1,941,914	$1,499,001	$—	$833,646
Saratoga Investment Corp. Class F Note	$4,500,000	$—	$—	$122,121	$—	$—	$(450)

(g)	Non-income producing at February 28, 2017.
(h)	Includes securities issued by an affiliate of the company.
(i)	The investment has an unfunded commitment as of February 28, 2017 (see Note 7 to the consolidated financial statements).
(j)	The entire commitment was unfunded at February 28, 2017. As such, no interest is being earned on this investment.
(k)	Included within cash and cash equivalents and cash and cash equivalents, reserve accounts in the Company’s consolidated statements of assets and liabilities as of February 28, 2017.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

(unaudited)

	For the nine months ended November 30, 2017	For the nine months ended November 30, 2016
INCREASE FROM OPERATIONS:
Net investment income	$9,411,011	$8,561,204
Net realized gain (loss) from investments	(5,658,329)	12,299,899
Net change in unrealized appreciation (depreciation) on investments	8,394,254	(10,728,122)

Net increase in net assets from operations	12,146,936	10,132,981

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(8,323,545)	(8,472,209)

Net decrease in net assets from shareholder distributions	(8,323,545)	(8,472,209)

CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of common stock	5,985,282	—
Stock dividend distribution	1,825,036	4,125,696
Repurchases of common stock	—	(3,256,613)
Offering costs	(82,263)	—

Net increase in net assets from capital share transactions	7,728,055	869,083

Total increase in net assets	11,551,446	2,529,855
Net assets at beginning of period	127,294,777	125,149,875

Net assets at end of period	$138,846,223	$127,679,730

Net asset value per common share	$22.58	$22.21

Common shares outstanding at end of period	6,149,582	5,748,247

Distribution in excess of net investment income	$(26,649,881)	$(26,128,907)

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	For the nine months ended November 30, 2017	For the nine months ended November 30, 2016
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,146,936	$10,132,981
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Payment-in-kind interest income	(1,637,083)	(433,609)
Net accretion of discount on investments	(481,356)	(408,557)
Amortization of deferred debt financing costs	741,195	775,707
Net realized (gain) loss from investments	5,658,329	(12,299,899)
Net change in unrealized (appreciation) depreciation on investments	(8,394,254)	10,728,122
Proceeds from sales and repayments of investments	45,554,971	94,691,232
Purchase of investments	(86,876,981)	(85,850,895)
(Increase) decrease in operating assets:
Interest receivable	5,490	(788,833)
Due from affiliate	—	(46,078)
Management and incentive fee receivable	(94,899)	(959)
Other assets	(389,811)	106,195
Receivable from unsettled trades	156,000	15,097
Increase (decrease) in operating liabilities:
Base management and incentive fees payable	(619,847)	338,491
Accounts payable and accrued expenses	491,660	(183,082)
Interest and debt fees payable	(781,890)	(453,760)
Payable for repurchases of common stock	—	(20,957)
Directors fees payable	(51,500)	19,500
Due to manager	(16,735)	59,603

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(34,589,775)	16,380,299

Financing activities
Borrowings on debt	46,500,000	9,000,000
Paydowns on debt	(23,500,000)	—
Payments of deferred debt financing costs	(1,204,517)	(644,845)
Proceeds from issuance of common stock	5,985,282	—
Payments of offering costs	(62,669)	—
Repurchases of common stock	—	(3,256,613)
Payments of cash dividends	(6,498,509)	(5,222,112)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	21,219,587	(123,570)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND CASH AND CASH EQUIVALENTS, RESERVE ACCOUNTS	(13,370,188)	16,256,729
CASH AND CASH EQUIVALENTS AND CASH AND CASH EQUIVALENTS, RESERVE ACCOUNTS, BEGINNING OF PERIOD	22,087,968	7,034,783

CASH AND CASH EQUIVALENTS AND CASH AND CASH EQUIVALENTS, RESERVE ACCOUNTS, END OF PERIOD	$8,717,780	$23,291,512

Supplemental information:
Interest paid during the period	$8,286,045	$6,784,922
Cash paid for taxes	$69,502	$158,294
Supplemental non-cash information:
Payment-in-kind interest income	$1,637,083	$433,609
Net accretion of discount on investments	$481,356	$408,557
Amortization of deferred debt financing costs	$741,195	$775,707
Stock dividend distribution	$1,825,036	$4,125,696

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2017

(unaudited)

Note 1. Organization

Saratoga Investment Corp. (the “Company”, “we”, “our” and “us”) is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company commenced operations on March 23, 2007 as GSC Investment Corp. and completed the initial public offering (“IPO”) on March 28, 2007. The Company has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). The Company expects to continue to qualify and to elect to be treated, for tax purposes, as a RIC. The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation from its investments.

GSC Investment, LLC (the “LLC”) was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC’s limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

On July 30, 2010, the Company changed its name from “GSC Investment Corp.” to “Saratoga Investment Corp.” in connection with the consummation of a recapitalization transaction.

The Company is externally managed and advised by the investment adviser, Saratoga Investment Advisors, LLC (the “Manager”), pursuant to a management agreement (the “Management Agreement”). Prior to July 30, 2010, the Company was managed and advised by GSCP (NJ), L.P.

The Company has established wholly-owned subsidiaries, SIA Avionte, Inc., SIA Easy Ice, LLC, SIA GH, Inc., SIA MAC, Inc., SIA Mercury, Inc., SIA TT, Inc., and SIA Vector, Inc., which are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass through entities). Tax blockers are consolidated for accounting purposes, but are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

On April 2, 2015, the SBA issued a “green light” letter inviting the Company to continue the application process to obtain a license to form and operate its second SBIC subsidiary. On September 27, 2016, the SBA informed us that as part of their continued review of our application for a second license, and in order to ensure that they were reviewing the most current information available, we would need to update all previously submitted materials and invited us to reapply. As a result of this request, with which we are in the process of complying, the existing “green light” letter that the SBA issued to us has expired. If approved in the future, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue up to $150.0 million of additional SBA-guaranteed debentures in addition to the $150.0 million already approved under the first license.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with generally accepted accounting principles (“U.S. GAAP”), are stated in U.S. Dollars and include the accounts of the Company and its special purpose financing subsidiary, Saratoga Investment Funding, LLC (previously known as GSC Investment Funding LLC), SBIC LP, SIA Avionte, Inc., SIA Easy Ice, LLC, SIA GH, Inc., SIA MAC, Inc., SIA Mercury, Inc., SIA TT, Inc., and SIA Vector, Inc. All intercompany accounts and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Saratoga Investment Corp. and its consolidated subsidiaries, except as stated otherwise.

The Company and SBIC LP are both considered to be investment companies for financial reporting purposes and have applied the guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). There have been no changes to the Company or SBIC LP’s status as investment companies during the nine months ended November 30, 2017.

Use of Estimates in the Preparation of Financial Statements

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as, a money market fund if such investment would cause the Company to exceed any of the following limitations:

•	we were to own more than 3.0% of the total outstanding voting stock of the money market fund;

•	we were to hold securities in the money market fund having an aggregate value in excess of 5.0% of the value of our total assets, except as allowed pursuant to Rule 12d1-1 of Section 12(d)(1) of the 1940 Act which is designed to permit “cash sweep” arrangements rather than investments directly in short-term instruments; or

•	we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10.0% of the value of our total assets.

As of November 30, 2017, the Company did not exceed any of these limitations.

Cash and Cash Equivalents, Reserve Accounts

Cash and cash equivalents, reserve accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds, representing payments received on secured investments or other reserved amounts associated with the Company’s $45.0 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the terms of the senior secured revolving credit facility.

In addition, cash and cash equivalents, reserve accounts also include amounts held in designated bank accounts, in the form of cash and short-term liquid investments in money market funds, within our wholly-owned subsidiary, SBIC LP.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”). ASU 2016-18 requires that the statements of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statements of cash flows. The new guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, and early adoption is permitted and is to be applied on a retrospective basis. The Company has adopted the provisions of ASU 2016-18 as of November 30, 2016. The adoption of the provisions of ASU 2016-18 did not materially impact the Company’s consolidated financial position or results of operations. Prior period amounts were reclassified to conform to the current period presentation.

The following table provides a reconciliation of cash and cash equivalents and cash and cash equivalents, reserve accounts reported within the consolidated statements of assets and liabilities that sum to the total of the same such amounts shown in the consolidated statements of cash flows:

	November 30, 2017	November 30, 2016
Cash and cash equivalents	$680,065	$5,770,230
Cash and cash equivalents, reserve accounts	8,037,715	17,521,282

Total cash and cash equivalents, and cash and cash equivalents, reserve accounts	$8,717,780	$23,291,512

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which we own more than 25.0% of the voting securities or maintain greater than 50.0% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which we own between 5.0% and 25.0% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the balance sheet date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	An independent valuation firm engaged by our board of directors independently reviews a selection of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least once each fiscal year.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews and approves each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

The Company’s investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rates and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. The Company uses the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flow analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The Company’s net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

The Company accounts for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, (“ASC 325-40”), based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Other Income

Other income includes dividends received, origination fees, structuring fees and advisory fees, and is recorded in the consolidated statements of operations when earned.

Payment-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due. At November 30, 2017, certain investments in two portfolio companies were on non-accrual status with a combined fair value of approximately $8.3 million, or 2.4% of the total fair value of our portfolio.

Deferred Debt Financing Costs

Financing costs incurred in connection with our credit facility and notes are deferred and amortized using the straight line method over the life of the respective facility and debt securities. Financing costs incurred in connection with our SBA debentures are deferred and amortized using the effective yield method over the life of the debentures.

ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”) requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The Company has adopted the provisions of ASU 2015-03 as of February 28, 2015, by reclassifying deferred debt financing costs from within total assets to within total liabilities as a contra-liability. Prior period amounts were reclassified to conform to the current period presentation.

Contingencies

In the ordinary course of business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote. Therefore, the Company has not accrued any liabilities in connection with such indemnifications.

In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

The Company elected to be treated for tax purposes as a RIC under the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In accordance with certain applicable U.S. Treasury regulations and private letter rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

ASC 740, Income Taxes, (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the consolidated statements of operations. During the fiscal year ended February 28, 2017, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2014, 2015 and 2016 federal tax years for the Company remain subject to examination by the IRS. As of November 30, 2017 and February 28, 2017, there were no uncertain tax positions. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly in the next 12 months.

Dividends

Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

We have adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of the DRIP by the dividend record date will have their cash dividends automatically reinvested into additional shares of our common stock, rather than receiving the cash dividends. We have the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator.

Capital Gains Incentive Fee

The Company records an expense accrual on the consolidated statements of operations, relating to the capital gains incentive fee payable on the consolidated statements of assets and liabilities, by the Company to its investment adviser when the net realized and unrealized gain on its investments exceed all net realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains net of realized and unrealized losses for the period.

New Accounting Pronouncements

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. Early adoption is permitted. Management is currently evaluating the impact ASU 2016-15 will have on the Company’s consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, Amendments to the Leases (“ASU Topic 842”), which will require for all operating leases the recognition of a right-of-use asset and a lease liability, in the statement of financial position. The lease cost will be allocated over the lease term on a straight-line basis. This guidance is effective for annual and interim periods beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact the adoption of this standard has on the Company’s consolidated financial statements and disclosures.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In May 2016, ASU 2016-12 amended ASU 2014-09 and deferred the effective period for annual periods beginning after December 15, 2017. Management has concluded that the majority of its revenues associated with financial instruments are scoped out of ASC 606. Management is evaluating the impact of the standard on certain other income earned by the Company.

Risk Management

In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment’s carrying amount.

The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•	Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by a disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 and the 1940 Act (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The following table presents fair value measurements of investments, by major class, as of November 30, 2017 (dollars in thousands), according to the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$9,001	$9,001
First lien term loans	—	—	185,661	185,661
Second lien term loans	—	—	99,427	99,427
Structured finance securities	—	—	16,313	16,313
Equity interests	—	—	28,436	28,436

Total	$—	$—	$338,838	$338,838

The following table presents fair value measurements of investments, by major class, as of February 28, 2017 (dollars in thousands), according to the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
Syndicated loans	$—	$—	$9,823	$9,823
First lien term loans	—	—	159,097	159,097
Second lien term loans	—	—	87,750	87,750
Structured finance securities	—	—	15,450	15,450
Equity interests	—	—	20,541	20,541

Total	$—	$—	$292,661	$292,661

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended November 30, 2017 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Structured finance securities	Equity interests	Total
Balance as of February 28, 2017	$9,823	$159,097	$87,750	$15,450	$20,541	$292,661
Net change in unrealized appreciation (depreciation) on investments	(9)	315	2,250	1,991	3,847	8,394
Purchases and other adjustments to cost	14	81,918	4,143	—	2,921	88,996
Sales and repayments	(773)	(13,228)	(27,023)	(1,128)	(3,403)	(45,555)
Net realized gain (loss) from investments	(54)	13	(7,530)	—	1,913	(5,658)
Restructures in	—	—	39,837	—	2,617	42,454
Restructures out	—	(42,454)	—	—	—	(42,454)

Balance as of November 30, 2017	$9,001	$185,661	$99,427	$16,313	$28,436	$338,838

Net change in unrealized appreciation (depreciation) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:	$(9)	$452	$81	$1,991	$4,500	$7,015

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and repayments represent net proceeds received from investments sold, and principal paydowns received, during the period.

Transfers and restructurings, if any, are recognized at the beginning of the period in which they occur.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended November 30, 2016 (dollars in thousands):

	Syndicated loans	First lien term loans	Second lien term loans	Structured finance securities	Equity interests	Total
Balance as of February 29, 2016	$11,868	$144,643	$88,178	$12,828	$26,479	$283,996
Net change in unrealized appreciation (depreciation) on investments	2,221	(174)	290	20	(13,085)	(10,728)
Purchases and other adjustments to cost	56	69,671	10,996	4,500	1,470	86,693
Sales and redemptions	(4,571)	(54,033)	(19,500)	(2,082)	(14,505)	(94,691)
Net realized gain from investments	53	353	231	—	11,663	12,300

Balance as of November 30, 2016	$9,627	$160,460	$80,195	$15,266	$12,022	$277,570

Net change in unrealized appreciation (depreciation) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:	$1,075	$204	$(500)	$20	$(1,981)	$(1,182)

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales and repayments represent net proceeds received from investments sold, and principal paydowns received, during the period.

Transfers and restructurings, if any, are recognized at the beginning of the period in which they occur.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of November 30, 2017 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	$9,001	Market Comparables	Third-Party Bid (%)	94.0% - 100.6%
First lien term loans	185,661	Market Comparables	Market Yield (%)	5.9% - 13.4%
			EBITDA Multiples (x)	3.0x - 5.5x
			Third-Party Bid (%)	100.1% - 100.3%
Second lien term loans	99,427	Market Comparables	Market Yield (%)	9.2% - 15.5%
			Third-Party Bid (%)	97.9% - 99.9%
			EBITDA Multiples (x)	5.0x
Structured finance securities	16,313	Discounted Cash Flow	Discount Rate (%)	8.5% - 14.0%
Equity interests	28,436	Market Comparables	EBITDA Multiples (x)	3.7x - 14.0x

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of February 28, 2017 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
Syndicated loans	$9,823	Market Comparables	Third-Party Bid (%)	100.5% - 101.1%
First lien term loans	159,097	Market Comparables	Market Yield (%)	6.3% - 39.0%
			EBITDA Multiples (x)	3.0x - 10.3x
			Third-Party Bid (%)	100.0% - 100.2%
Second lien term loans	87,750	Market Comparables	Market Yield (%)	10.1% - 26.4%
			Third-Party Bid (%)	97.6% - 99.9%
Structured finance securities	15,450	Discounted Cash Flow	Discount Rate (%)	8.5% - 13.0%
Equity interests	20,541	Market Comparables	EBITDA Multiples (x)	3.7x - 12.0x

For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the EBITDA or revenue valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing a market quote in deriving a value, a significant increase (decrease) in the market quote, in isolation, would result in a significantly higher (lower) fair value measurement.

The composition of our investments as of November 30, 2017, at amortized cost and fair value was as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$8,856	2.6%	$9,001	2.7%
First lien term loans	187,030	55.3	185,661	54.8
Second lien term loans	99,736	29.5	99,427	29.3
Structured finance securities	13,692	4.0	16,313	4.8
Equity interests	28,951	8.6	28,436	8.4

Total	$338,265	100.0%	$338,838	100.0%

The composition of our investments as of February 28, 2017, at amortized cost and fair value was as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
Syndicated loans	$9,669	3.2%	$9,823	3.4%
First lien term loans	160,436	53.4	159,097	54.3
Second lien term loans	90,655	30.2	87,750	30.0
Structured finance securities	14,819	4.9	15,450	5.3
Equity interests	24,903	8.3	20,541	7.0

Total	$300,482	100.0%	$292,661	100.0%

For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

For equity securities of portfolio companies and partnership interests, we determine the fair value based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities. We also take into account historical and anticipated financial results.

Our investment in Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. In connection with the refinancing of the Saratoga CLO liabilities, we ran Intex models based on assumptions about the refinanced Saratoga CLO’s structure, including capital structure, cost of liabilities and reinvestment period. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flow analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at November 30, 2017. The significant inputs at November 30, 2017 for the valuation model include:

•	Default rates: 2.0%

•	Recovery rates: 35-70%

•	Discount rate: 14.0%

•	Prepayment rate: 20.0%

•	Reinvestment rate / price: L+350bps / $99.75

Note 4. Investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”)

On January 22, 2008, the Company invested $30.0 million in all of the outstanding subordinated notes of GSC Investment Corp. CLO 2007, Ltd., a collateralized loan obligation fund managed by the Company that invests primarily in senior secured loans. Additionally, the Company entered into a collateral management agreement with GSC Investment Corp. CLO 2007, Ltd. pursuant to which we act as collateral manager to it. The Saratoga CLO was initially refinanced in October 2013 and its reinvestment period ended in October 2016. On November 15, 2016, the Company completed the second refinancing of the Saratoga CLO. The Saratoga CLO refinancing, among other things, extended its reinvestment period to October 2018, and extended its legal maturity date to October 2025. Following the refinancing, the Saratoga CLO portfolio remained at the same size and with a similar capital structure of approximately $300.0 million in aggregate principal amount of predominantly senior secured first lien term loans. In addition to refinancing its liabilities, we also purchased $4.5 million in aggregate principal amount of the Class F notes tranche of the Saratoga CLO at par, with a coupon of LIBOR plus 8.5%.

The Saratoga CLO remains 100.0% owned and managed by Saratoga Investment Corp. Following the refinancing, the Company receives a base management fee of 0.10% and a subordinated management fee of 0.40% of the fee basis amount at the beginning of the collection period, paid quarterly to the extent of available proceeds. The Company is also entitled to an incentive management fee equal to 20.0% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return paid in cash equal to or greater than 12.0%. For the three months ended November 30, 2017 and November 30, 2016, we accrued $0.4 million and $0.4 million in management fee income, respectively, and $0.7 million and $0.5 million in interest income, respectively, from Saratoga CLO. For the nine months ended November 30, 2017 and November 30, 2016, we accrued $1.1 million and $1.1 million in management fee income, respectively, and $1.7 million and $1.6 million in interest income, respectively, from Saratoga CLO. For the three and nine months ended November 30, 2017, we accrued $0.2 million and $0.5 million, respectively, related to the incentive management fee from Saratoga CLO. For the three and nine months ended November 30, 2016, we did not accrue any amounts related to the incentive management fee from Saratoga CLO as the 12.0% hurdle rate had not yet been achieved.

As of November 30, 2017, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $11.8 million. The Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. As of November 30, 2017, Saratoga CLO had investments with a principal balance of $308.6 million and a weighted average spread over LIBOR of 4.0%, and had debt with a principal balance of $282.4 million with a weighted average spread over LIBOR of 2.4%. As a result, Saratoga CLO earns a “spread” between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At November 30, 2017, the present value of the projected future cash flows of the subordinated notes was approximately $12.1 million, using a 14.0% discount rate. Saratoga Investment Corp. invested $32.8 million into the CLO since January 2008, and to date has since received distributions of $52.2 million, management fees of $17.6 million, and incentive fees of $0.5 million.

Below is certain financial information from the separate financial statements of Saratoga CLO as of November 30, 2017 (unaudited) and February 28, 2017 and for the three and nine months ended November 30, 2017 (unaudited) and November 30, 2016 (unaudited).

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Assets and Liabilities

	As of
	November 30, 2017	February 28, 2017
	(unaudited)
ASSETS
Investments
Fair Value Loans (amortized cost of $306,065,537 and $294,270,284, respectively)	$302,689,881	$292,437,930
Fair Value Other/Structured finance securities (cost of $3,531,218 and $3,531,218, respectively)	4,316	22,718

Total investments at fair value (amortized cost of $309,596,755 and $297,801,502 respectively)	302,694,197	292,460,648
Cash and cash equivalents	4,971,935	13,046,555
Receivable from open trades	5,502,706	1,505,000
Interest receivable	1,372,574	1,443,865
Other assets	—	6,049

Total assets	$314,541,412	$308,462,117

LIABILITIES
Interest payable	$1,180,464	$1,031,457
Payable from open trades	15,409,509	9,431,552
Accrued base management fee	34,329	34,221
Accrued subordinated management fee	137,315	136,885
Accrued incentive fee	94,361	—
Class A-1 Notes - SIC CLO 2013-1, Ltd.	170,000,000	170,000,000
Class A-2 Notes - SIC CLO 2013-1, Ltd.	20,000,000	20,000,000
Class B Notes - SIC CLO 2013-1, Ltd.	44,800,000	44,800,000
Class C Notes - SIC CLO 2013-1, Ltd.	16,000,000	16,000,000
Discount on Class C Notes - SIC CLO 2013-1, Ltd.	(70,593)	(77,383)
Class D Notes - SIC CLO 2013-1, Ltd.	14,000,000	14,000,000
Discount on Class D Notes - SIC CLO 2013-1, Ltd.	(327,726)	(359,249)
Class E Notes - SIC CLO 2013-1, Ltd.	13,100,000	13,100,000
Class F Notes - SIC CLO 2013-1, Ltd.	4,500,000	4,500,000
Deferred debt financing costs, SIC CLO 2013-1, Ltd. Notes	(1,045,630)	(1,161,590)
Subordinated Notes	30,000,000	30,000,000

Total liabilities	$327,812,029	$321,435,893

Commitments and contingencies
NET ASSETS
Ordinary equity, par value $1.00, 250 ordinary shares authorized, 250 and 250 issued and outstanding, respectively	$250	$250
Accumulated loss	(12,974,026)	(21,557,618)
Net gain (loss)	(296,841)	8,583,592

Total net assets	(13,270,617)	(12,973,776)

Total liabilities and net assets	$314,541,412	$308,462,117

Saratoga Investment Corp. CLO 2013-1, Ltd.

Statements of Operations

(unaudited)

	For the three months ended November 30		For the nine months ended November 30
	2017	2016	2017	2016
INVESTMENT INCOME
Interest from investments	$4,178,651	$4,006,052	$12,307,120	$11,823,053
Interest from cash and cash equivalents	3,113	3,095	12,539	5,804
Other income	117,791	82,239	362,961	515,376

Total investment income	4,299,555	4,091,386	12,682,620	12,344,233

EXPENSES
Interest expense	3,461,049	2,457,705	10,396,665	9,347,508
Professional fees	78,048	39,694	131,155	79,120
Miscellaneous fee expense	36,350	25,974	66,309	48,365
Base management fee	75,289	167,592	225,617	541,763
Subordinated management fee	301,158	207,625	902,468	581,796
Incentive fees	209,434	—	477,087	—
Trustee expenses	41,025	30,871	115,740	95,398
Amortization expense	44,218	302,635	132,932	782,561
Loss on extinguishment of debt	—	6,641,915	—	6,641,915

Total expenses	4,246,571	9,874,011	12,447,973	18,118,426

NET INVESTMENT INCOME (LOSS)	52,984	(5,782,625)	234,647	(5,774,193)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	260,872	130,337	1,030,216	351,753
Net change in unrealized appreciation (depreciation) on investments	(202,856)	926,507	(1,561,704)	10,714,904

Net gain (loss) on investments	58,016	1,056,844	(531,488)	11,066,657

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$111,000	$(4,725,781)	$(296,841)	$5,292,464

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

November 30, 2017

(unaudited)

Issuer Name	Industry	Asset Name	Asset Type	Spread	LIBOR Floor	PIK	Current Rate (All In)	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II, LLC	Leisure Goods/Activities/Movies	A-1 Preferred Shares	Equity	0.00%	0.00%	0.00%	0.00%		6,692	$669,214	$40
Education Management II, LLC	Leisure Goods/Activities/Movies	A-2 Preferred Shares	Equity	0.00%	0.00%	0.00%	0.00%		18,975	1,897,538	114
New Millennium Holdco, Inc.	Healthcare & Pharmaceuticals	Common Stock	Equity	0.00%	0.00%	0.00%	0.00%		14,813	964,466	4,162
24 Hour Holdings III, LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	3.75%	1.00%	1.34%	5.09%	5/28/2021	$1,979,884	1,979,013	1,978,241
ABB Con-Cise Optical Group, LLC	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.00%	1.00%	1.32%	6.32%	6/15/2023	1,980,000	1,960,509	1,975,050
Acosta Holdco, Inc.	Media	Term Loan B1	Loan	3.25%	1.00%	1.35%	4.60%	9/26/2021	1,940,025	1,930,926	1,693,215
Advantage Sales & Marketing, Inc.	Services: Business	Delayed Draw Term Loan	Loan	3.25%	1.00%	1.38%	4.63%	7/25/2021	2,427,437	2,425,364	2,357,648
Aegis Toxicology Science Corporation	Healthcare & Pharmaceuticals	Term B Loan	Loan	4.50%	1.00%	1.33%	5.83%	2/24/2021	2,444,599	2,339,103	2,383,484
Agrofresh, Inc.	Food Services	Term Loan	Loan	4.75%	1.00%	1.34%	6.09%	7/30/2021	1,955,000	1,948,414	1,937,894
AI MISTRAL T/L (V. GROUP)	Utilities	Term Loan	Loan	3.00%	1.00%	1.35%	4.35%	3/11/2024	497,500	497,500	495,326
Akorn, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	1.00%	1.38%	5.63%	4/16/2021	398,056	397,150	399,051
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	2.75%	0.75%	1.35%	4.10%	8/25/2021	2,660,984	2,646,180	2,584,161
Alion Science and Technology Corporation	High Tech Industries	Term Loan B (First Lien)	Loan	4.50%	1.00%	1.35%	5.85%	8/19/2021	2,878,259	2,868,884	2,874,661
Almonde, Inc. (Misys)	High Tech Industries	Term Loan B	Loan	3.50%	1.00%	1.48%	4.98%	4/26/2024	997,500	992,816	996,522
ALPHA 3 T/L B1 (ATOTECH)	Chemicals/Plastics	Term Loan B 1	Loan	3.00%	1.00%	1.33%	4.33%	1/31/2024	249,375	248,786	250,934
Anchor Glass T/L (11/16)	Containers/Glass Products	Term Loan	Loan	2.75%	1.00%	1.25%	4.00%	12/7/2023	496,250	493,924	495,982
APCO Holdings, Inc.	Automotive	Term Loan	Loan	6.00%	1.00%	1.35%	7.35%	1/31/2022	1,844,054	1,804,819	1,797,953
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	2.00%	0.00%	1.35%	3.35%	3/28/2024	1,612,143	1,612,143	1,618,688
Arctic Glacier U.S.A., Inc.	Beverage, Food & Tobacco	Term Loan B	Loan	4.25%	1.00%	1.24%	5.49%	3/20/2024	497,500	495,187	502,475
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Term Loan	Loan	3.75%	1.00%	1.34%	5.09%	10/28/2024	1,000,000	997,500	1,004,380
ASG Technologies Group, Inc.	High Tech Industries	Term Loan	Loan	4.75%	1.00%	1.35%	6.10%	7/31/2024	500,000	497,550	505,000
Aspen Dental Management, Inc.	Healthcare & Pharmaceuticals	Term Loan Initial	Loan	3.75%	1.00%	1.48%	5.23%	4/29/2022	1,969,830	1,965,966	1,989,528
Astoria Energy T/L B	Utilities	Term Loan	Loan	4.00%	1.00%	1.35%	5.35%	12/24/2021	1,458,457	1,445,778	1,463,022
Asurion, LLC (fka Asurion Corporation)	Insurance	Term Loan B4 (First Lien)	Loan	2.75%	0.00%	1.35%	4.10%	8/4/2022	2,379,723	2,368,448	2,389,647
Asurion, LLC (fka Asurion Corporation)	Insurance	Term Loan B5	Loan	3.00%	1.00%	1.35%	4.35%	11/3/2023	519,512	515,048	521,377
Avantor, Inc.	Chemicals/Plastics	Term Loan	Loan	4.00%	1.00%	1.29%	5.29%	11/21/2024	2,000,000	1,970,000	2,002,920
Avaya, Inc.	Services: Business	Exit Term Loan	Loan	4.75%	1.00%	1.34%	6.09%	11/8/2024	1,000,000	990,000	985,540
AVOLON TLB BORROWER 1 LUXEMBOURG S.A.R.L.	Capital Equipment	Term Loan B-2	Loan	2.25%	0.75%	1.28%	3.53%	3/21/2022	997,500	993,011	997,350
Blackboard T/L B4	High Tech Industries	Term Loan B4	Loan	5.00%	1.00%	1.35%	6.35%	6/30/2021	2,970,000	2,950,694	2,894,265
Blount International, Inc.	Forest Products & Paper	Term Loan B	Loan	4.25%	1.00%	1.24%	5.49%	4/12/2023	500,000	498,780	504,585
Blucora, Inc.	High Tech Industries	Term Loan B	Loan	3.00%	1.00%	1.41%	4.41%	5/22/2024	933,333	928,675	936,255
BMC Software	Technology	Term Loan	Loan	4.00%	1.00%	1.33%	5.33%	9/12/2022	1,936,437	1,883,437	1,941,278
BMC Software T/L US	Technology	Term Loan	Loan	3.75%	1.00%	1.35%	5.10%	9/12/2022	585,494	576,235	585,828
Brickman Group Holdings, Inc.	Brokers/Dealers/Investment Houses	Initial Term Loan (First Lien)	Loan	3.00%	1.00%	1.28%	4.28%	12/18/2020	1,424,189	1,415,112	1,430,242
Broadstreet Partners, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan B-1	Loan	3.75%	1.00%	1.35%	5.10%	11/8/2023	1,000,000	997,500	1,004,380
Cable One, Inc.	Telecommunications	Term Loan B	Loan	2.25%	0.00%	1.32%	3.57%	5/1/2024	498,750	498,187	498,750
California Resources Corporation	Oil & Gas	Term Loan	Loan	4.75%	1.00%	1.27%	6.02%	12/30/2022	1,000,000	980,000	982,760
Candy Intermediate Holdings, Inc.	Beverage, Food & Tobacco	Term Loan	Loan	4.50%	1.00%	1.35%	5.85%	6/15/2023	493,750	491,811	492,669
Canyon Valor Companies, Inc.	High Tech Industries	Term Loan B	Loan	4.25%	0.00%	1.33%	5.58%	6/16/2023	1,000,000	997,500	1,011,880
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	2.50%	1.00%	1.35%	3.85%	3/25/2024	484,168	481,881	485,137
Caraustar Industries Inc.	Forest Products & Paper	Term Loan B	Loan	5.50%	1.00%	1.33%	6.83%	3/14/2022	497,500	496,321	496,570
CareerBuilder, LLC	Services: Business	Term Loan	Loan	6.75%	1.00%	1.33%	8.08%	7/31/2023	2,500,000	2,429,964	2,418,750
CASA SYSTEMS T/L	Telecommunications	Term Loan	Loan	4.00%	1.00%	1.33%	5.33%	12/20/2023	1,488,750	1,475,555	1,498,055
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	2.25%	1.00%	1.35%	3.60%	5/20/2021	421,036	419,907	423,142
Cengage Learning Acquisitions, Inc.	Publishing	Term Loan	Loan	4.25%	1.00%	1.24%	5.49%	6/7/2023	1,464,371	1,449,727	1,392,441
CenturyLink, Inc.	Telecommunications	Term Loan B	Loan	2.75%	0.00%	1.35%	4.10%	1/31/2025	3,000,000	2,992,778	2,872,500
CH HOLD (CALIBER COLLISION) T/L	Automotive	Term Loan	Loan	3.00%	0.00%	1.35%	4.35%	2/1/2024	247,348	246,862	249,359
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	2.00%	0.00%	1.35%	3.35%	1/3/2021	1,597,024	1,592,194	1,601,624
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term G Loan	Loan	2.75%	1.00%	1.48%	4.23%	12/31/2019	612,172	602,823	595,448
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term H Loan	Loan	3.00%	1.00%	1.48%	4.48%	1/27/2021	1,133,925	1,102,761	1,085,880
CITGO Petroleum Corporation	Oil & Gas	Term Loan B	Loan	3.50%	1.00%	1.34%	4.84%	7/29/2021	1,949,798	1,934,085	1,919,576
Communications Sales & Leasing, Inc.	Telecommunications	Term Loan B (First Lien)	Loan	3.00%	1.00%	1.35%	4.35%	10/24/2022	1,955,287	1,945,009	1,879,520
Concordia Healthcare Corporation	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	1.00%	1.35%	5.60%	10/21/2021	1,942,500	1,868,083	1,555,224
Consolidated Aerospace Manufacturing, LLC	Aerospace and Defense	Term Loan (First Lien)	Loan	3.75%	1.00%	1.35%	5.10%	8/11/2022	1,418,750	1,413,585	1,404,563
Consolidated Communications, Inc.	Telecommunications	Term Loan B-2	Loan	3.00%	1.00%	1.35%	4.35%	10/5/2023	499,385	496,966	490,541
CPI Acquisition Inc.	Technology	Term Loan B (First Lien)	Loan	4.50%	1.00%	1.46%	5.96%	8/17/2022	1,436,782	1,420,943	1,020,115
CT Technologies Intermediate Hldgs, Inc	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	1.00%	1.35%	5.60%	12/1/2021	1,458,919	1,449,392	1,457,708
Culligan International Company-T/L	Conglomerate	Term Loan	Loan	3.50%	1.00%	1.35%	4.85%	12/13/2023	2,034,625	2,034,536	2,048,623
Culligan International Company-T/L	Utilities	Incremental Term Loan B	Loan	3.50%	1.00%	1.35%	4.85%	12/13/2023	500,000	499,395	503,440
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	3.25%	1.00%	1.35%	4.60%	12/23/2020	448,889	446,756	387,248
Cypress Intermediate Holdings III, Inc.	Services: Business	Term Loan B	Loan	3.00%	1.00%	1.35%	4.35%	4/29/2024	498,750	497,567	499,373
Daseke Companies, Inc.	Transportation	Term Loan	Loan	5.00%	1.00%	1.41%	6.41%	2/27/2024	1,995,607	1,982,837	1,994,768
Dell International L.L.C.	High Tech Industries	Term Loan (01/17)	Loan	2.00%	0.75%	1.35%	3.35%	9/7/2023	1,500,000	1,498,865	1,500,105
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	3.00%	1.00%	1.35%	4.35%	2/1/2024	1,500,000	1,497,143	1,507,185
DEX MEDIA, INC.	Media	Term Loan (07/16)	Loan	10.00%	1.00%	1.35%	11.35%	7/29/2021	33,047	33,047	33,874
DHX Media Ltd.	Media	Term Loan	Loan	3.75%	1.00%	1.35%	5.10%	12/29/2023	498,750	496,395	499,064
DJO Finance, LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.25%	1.00%	1.35%	4.60%	6/8/2020	488,750	487,541	484,068
Dole Food Company, Inc.	Beverage, Food & Tobacco	Term Loan B	Loan	2.75%	1.00%	1.31%	4.06%	4/8/2024	496,875	494,564	498,326
Drew Marine Group, Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	3.25%	1.00%	1.35%	4.60%	11/19/2020	2,863,470	2,842,651	2,854,535
DTZ U.S. Borrower, LLC	Construction & Building	Term Loan B Add-on	Loan	3.25%	1.00%	1.48%	4.73%	11/4/2021	1,947,613	1,939,606	1,912,556
DUKE FINANCE (OM GROUP/VECTRA) T/L	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.25%	1.00%	1.33%	5.58%	2/21/2024	1,481,288	1,381,599	1,492,397
Eagletree-Carbide Acquisition Corp.	High Tech Industries	Term Loan	Loan	4.75%	1.00%	1.33%	6.08%	8/28/2024	2,000,000	1,980,464	2,005,000
Education Management II, LLC	Leisure Goods/Activities/Movies	Term Loan A	Loan	4.50%	1.00%	1.35%	5.85%	7/2/2020	423,861	415,001	175,110
Education Management II, LLC	Leisure Goods/Activities/Movies	Term Loan B (2.00% Cash/6.50% PIK)	Loan	1.00%	1.00%	6.50%	7.50%	7/2/2020	954,307	938,252	13,837
EIG Investors Corp.	High Tech Industries	Term Loan	Loan	4.00%	1.00%	1.46%	5.46%	2/9/2023	492,054	490,824	495,129
Emerald 2 Limited	Chemicals/Plastics	Term Loan B1A	Loan	4.00%	1.00%	1.33%	5.33%	5/14/2021	991,628	985,743	987,494
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	3.50%	1.00%	1.35%	4.85%	8/1/2021	480,295	478,943	482,696
Endo International plc	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	0.75%	1.38%	5.63%	4/29/2024	997,500	992,740	1,003,375
Engility Corporation	Aerospace and Defense	Term Loan B-1	Loan	2.75%	0.00%	1.35%	4.10%	8/12/2020	225,000	224,206	226,246
Equian, LLC	Services: Business	Term Loan B	Loan	3.75%	1.00%	1.29%	5.04%	5/20/2024	1,995,000	1,982,980	2,007,469
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	1.25%	1.36%	5.11%	7/9/2019	947,625	944,801	858,387
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	3.75%	1.00%	1.33%	5.08%	1/15/2021	2,845,207	2,834,102	2,864,782
Extreme Reach, Inc.	Media	Term Loan B	Loan	6.25%	1.00%	1.34%	7.59%	2/7/2020	2,718,750	2,699,558	2,702,900
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	3.75%	1.00%	1.35%	5.10%	4/15/2021	2,296,974	2,290,349	2,311,697
FinCo I LLC	Banking, Finance, Insurance & Real Estate	Term Loan B	Loan	2.75%	0.00%	0.00%	2.75%	6/14/2022	500,000	498,848	505,250
First Data Corporation	Financial Intermediaries	First Data T/L Ext (2021)	Loan	2.25%	0.00%	1.31%	3.56%	4/26/2024	1,741,492	1,659,279	1,741,805
First Eagle Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	3.00%	0.75%	1.36%	4.36%	12/1/2022	1,475,047	1,465,760	1,486,110
Fitness International, LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	3.50%	1.00%	1.35%	4.85%	7/1/2020	1,409,751	1,393,394	1,429,135
Frontier Communications Corporation	Telecommunications	Term Loan B	Loan	3.75%	0.75%	1.34%	5.09%	6/17/2024	1,995,000	1,904,428	1,899,001
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	4.25%	0.75%	1.50%	5.75%	3/4/2019	2,047,169	2,044,907	1,897,050
Global Tel*Link Corporation	Services: Business	Term Loan (First Lien)	Loan	4.00%	1.25%	1.33%	5.33%	5/26/2020	3,125,063	3,119,213	3,128,001
GLOBALLOGIC HOLDINGS INC TERM LOAN B	Services: Business	Term Loan B	Loan	4.50%	1.00%	1.33%	5.83%	6/20/2022	497,500	493,267	497,500
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	2.00%	0.00%	1.27%	3.27%	4/30/2019	1,833,333	1,824,919	1,837,147
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/Investment Houses	Initial Term Loan	Loan	3.00%	1.00%	1.35%	4.35%	8/18/2023	994,962	990,319	995,380
Hargray Communications Group, Inc.	Media	Term Loan B	Loan	3.00%	1.00%	1.35%	4.35%	2/9/2022	997,500	995,040	997,191
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	4.75%	1.00%	1.32%	6.07%	11/3/2023	1,961,082	1,948,503	1,966,592
HD Supply Waterworks, Ltd.	Construction & Building	Term Loan	Loan	3.00%	1.00%	1.46%	4.46%	8/1/2024	500,000	498,803	502,815
Heartland Dental, LLC	Services: Consumer	Term Loan	Loan	4.75%	1.00%	1.34%	6.09%	7/31/2023	3,000,000	2,985,324	3,039,390
Helix Gen Funding, LLC	Utilities	Term Loan B	Loan	3.75%	1.00%	1.33%	5.08%	6/3/2024	475,821	473,827	478,557
Helix Acquisition Holdings, Inc.	Utilities	Term Loan B	Loan	4.00%	1.00%	1.33%	5.33%	9/30/2024	1,000,000	995,075	1,009,380
Help/Systems Holdings, Inc.	High Tech Industries	Term Loan	Loan	4.50%	1.00%	1.33%	5.83%	10/8/2021	1,345,968	1,297,550	1,349,332
Hemisphere Media Holdings, LLC	Media	Term Loan B	Loan	3.50%	0.00%	1.35%	4.85%	2/14/2024	2,481,250	2,492,514	2,360,289
Herbalife T/L B (HLF Financing)	Drugs	Term Loan B	Loan	5.50%	0.75%	1.24%	6.74%	2/15/2023	1,925,000	1,912,772	1,918,590
Hercules Achievement Holdings, Inc.	Retailers (Except Food and Drugs)	Term Loan B	Loan	3.50%	1.00%	1.24%	4.74%	12/10/2021	244,962	243,231	246,493
Highline Aftermarket Acquisition, LLC	Automotive	Term Loan B	Loan	4.25%	1.00%	1.38%	5.63%	3/15/2024	957,198	952,412	961,984
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	1.00%	1.33%	5.83%	11/21/2023	992,500	995,827	998,703
Hostess Brands, LLC	Beverage, Food & Tobacco	Term Loan B (First Lien)	Loan	2.25%	0.75%	1.35%	3.60%	8/3/2022	1,482,559	1,478,894	1,484,101
HUB International Limited	Banking, Finance, Insurance & Real Estate	Term Loan B	Loan	3.00%	1.00%	1.41%	4.41%	10/2/2022	216	216	217
Husky Injection Molding Systems Ltd.	Services: Business	Term Loan B	Loan	3.25%	1.00%	1.35%	4.60%	6/30/2021	418,923	417,231	421,253
Hyland Software, Inc.	High Tech Industries	Term Loan B	Loan	3.25%	0.75%	1.35%	4.60%	7/1/2022	997,494	995,010	1,006,222
Hyperion Refinance T/L	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.00%	1.00%	1.38%	5.38%	4/29/2022	1,872,588	1,852,507	1,888,186
ICSH Parent, Inc.	Containers/Glass Products	Term Loan	Loan	3.50%	1.00%	1.38%	4.88%	4/29/2024	847,059	843,042	850,235
ICSH Parent, Inc.	Containers/Glass Products	Delayed Draw Term Loan	Loan	3.50%	1.00%	1.48%	4.98%	4/29/2024	59,245	59,245	59,467
Idera, Inc.	High Tech Industries	Term Loan B	Loan	5.00%	1.00%	1.35%	6.35%	6/28/2024	1,686,682	1,669,815	1,686,682
IG Investments Holdings, LLC	Services: Business	Term Loan	Loan	3.50%	1.00%	1.39%	4.89%	10/29/2021	3,423,936	3,404,509	3,445,336
Infor US (Lawson) T/L B-6	Services: Business	Term Loan B-6	Loan	2.75%	1.00%	1.33%	4.08%	2/1/2022	1,601,753	1,589,416	1,599,750
Informatica Corporation	High Tech Industries	Term Loan B	Loan	3.50%	1.00%	1.33%	4.83%	8/5/2022	483,195	482,323	484,176
Inmar, Inc.	Services: Business	Term Loan B	Loan	3.50%	1.00%	1.42%	4.92%	5/1/2024	498,750	493,978	499,583
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	3.22%	1.00%	1.35%	4.57%	3/5/2021	832,627	832,627	479,802
J.Jill Group, Inc.	Retailers (Except Food and Drugs)	Term Loan (First Lien)	Loan	5.00%	1.00%	1.38%	6.38%	5/9/2022	874,524	871,494	807,841
Kinetic Concepts, Inc.	Healthcare & Pharmaceuticals	Term Loan F-1	Loan	3.25%	1.00%	1.33%	4.58%	2/2/2024	2,394,000	2,383,432	2,385,525
Koosharem, LLC	Services: Business	Term Loan	Loan	6.50%	1.00%	1.33%	7.83%	5/15/2020	2,912,638	2,899,212	2,798,549
Lannett Company, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.38%	1.00%	1.35%	6.72%	11/25/2022	2,811,486	2,762,882	2,811,486
LEARFIELD COMMUNICATIONS INITIAL T/L (A-L PARENT)	Healthcare & Pharmaceuticals	Initial Term Loan (A-L Parent)	Loan	3.25%	1.00%	1.35%	4.60%	12/1/2023	496,250	494,144	498,111
Legalzoom.com, Inc.	Services: Consumer	Term Loan B	Loan	4.50%	1.00%	1.44%	5.94%	11/21/2024	1,000,000	990,000	997,500
Lighthouse Network	Utilities	Term Loan C	Loan	4.50%	1.00%	1.35%	5.85%	1/30/2024	1,000,000	995,000	995,000
Lightstone Generation T/L C	Utilities	Term Loan B Refinancing	Loan	4.50%	1.00%	1.35%	5.85%	1/30/2024	930,362	913,161	932,781
Lightstone Generation T/L B	Utilities	Term Loan C	Loan	4.50%	1.00%	1.35%	5.85%	1/30/2024	57,971	56,898	58,122
Limetree Bay Terminals T/L (01/17)	Oil & Gas	Term Loan	Loan	4.00%	1.00%	1.28%	5.28%	2/15/2024	497,500	492,585	490,660
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan B	Loan	4.25%	1.00%	1.35%	5.60%	7/15/2024	493,750	488,964	494,984
LPL Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan B (2022)	Loan	2.25%	0.00%	1.33%	3.58%	9/23/2024	1,745,625	1,741,435	1,749,256
McAfee, LLC	Services: Business	Term Loan B	Loan	4.50%	1.00%	1.33%	5.83%	9/30/2024	2,000,000	1,980,354	2,008,760
McGraw-Hill Global Education Holdings, LLC	Publishing	Term Loan	Loan	4.00%	1.00%	1.35%	5.35%	5/4/2022	987,500	983,908	988,033
MHVC Acquisition Corp.	Aerospace and Defense	Term Loan	Loan	5.25%	1.00%	1.35%	6.60%	4/29/2024	1,995,000	1,985,319	2,013,713
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B1	Loan	2.75%	1.00%	1.35%	4.10%	1/30/2023	2,665,882	2,653,444	2,643,675
Micro Holding Corporation	High Tech Industries	Term Loan	Loan	3.75%	1.00%	1.32%	5.07%	9/13/2024	1,475,684	1,469,848	1,468,305
Midas Intermediate Holdco II, LLC	Automotive	Term Loan (Initial)	Loan	2.75%	1.00%	1.33%	4.08%	8/18/2021	242,542	241,810	242,695
Midwest Physician Administrative Services LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.00%	0.75%	1.42%	4.42%	8/15/2024	1,000,000	995,768	1,001,250
Milacron T/L B	Capital Equipment	Term Loan B	Loan	2.75%	0.00%	1.35%	4.10%	9/28/2023	1,985,000	1,981,704	1,986,251
Milk Specialties Company	Beverage, Food & Tobacco	Term Loan	Loan	4.00%	1.00%	1.33%	5.33%	8/16/2023	990,000	981,217	993,713
Mister Car Wash T/L	Automotive	Term Loan	Loan	3.75%	1.00%	1.38%	5.13%	8/20/2021	1,487,628	1,482,563	1,491,347
MRC Global (US) Inc.	Metals & Mining	Term Loan B	Loan	3.50%	1.00%	1.35%	4.85%	9/20/2024	500,000	498,768	502,500
Navistar, Inc.	Automotive	Term Loan B	Loan	3.50%	1.00%	1.25%	4.75%	11/6/2024	2,000,000	1,990,063	2,005,840
New Media Holdings II T/L (NEW)	Retailers (Except Food and Drugs)	Term Loan	Loan	6.25%	1.00%	1.35%	7.60%	6/4/2020	4,141,573	4,121,968	4,144,182
New Millennium Holdco, Inc.	Healthcare & Pharmaceuticals	Term Loan	Loan	6.50%	1.00%	1.35%	7.85%	12/21/2020	1,915,053	1,798,718	749,264
Novetta Solutions	Aerospace and Defense	Term Loan (200MM)	Loan	5.00%	1.00%	1.34%	6.34%	10/16/2022	1,965,000	1,950,402	1,886,400
Novetta Solutions	Aerospace and Defense	Term Loan (2nd Lien)	Loan	8.50%	1.00%	1.34%	9.84%	10/16/2023	1,000,000	991,987	940,000
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	3.50%	1.00%	1.34%	4.84%	4/19/2024	498,750	498,138	501,244
NVA Holdings (National Veterinary) T/L B2	Services: Consumer	Term Loan B2	Loan	3.50%	1.00%	1.33%	4.83%	8/14/2021	1,754,162	1,749,377	1,765,125
NXT Capital T/L (11/16)	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	3.50%	1.00%	1.35%	4.85%	11/23/2022	1,241,247	1,236,607	1,252,108
Office Depot, Inc.	Retailers (Except Food and Drugs)	Term Loan B	Loan	7.00%	1.00%	1.24%	8.24%	11/8/2022	2,500,000	2,425,581	2,487,500
Onex Carestream Finance LP	Healthcare & Pharmaceuticals	Term Loan (First Lien 2013)	Loan	4.00%	1.00%	1.33%	5.33%	6/7/2019	3,037,274	3,032,894	3,040,129
OpenLink International, LLC	Services: Business	Term B Loan	Loan	6.50%	1.25%	1.31%	7.81%	7/29/2019	2,890,820	2,889,135	2,901,661
P.F. Chang’s China Bistro, Inc.	Food/Drug Retailers	Term B Loan	Loan	5.00%	1.00%	1.51%	6.51%	9/1/2022	2,000,000	1,983,021	1,860,000
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Services: Business	Term Loan (First Lien)	Loan	4.00%	1.00%	1.40%	5.40%	10/30/2020	962,500	960,014	940,045
Petsmart, Inc. (Argos Merger Sub, Inc.)	Retailers (Except Food and Drugs)	Term Loan B1	Loan	3.00%	1.00%	1.34%	4.34%	3/11/2022	975,000	971,086	838,013
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	5.25%	1.00%	1.35%	6.60%	9/29/2020	2,774,194	2,762,490	2,762,070
Pike Corporation	Construction & Building	Term Loan B	Loan	3.50%	1.00%	1.35%	4.85%	9/20/2024	498,750	496,320	505,398
Planet Fitness Holdings LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	3.00%	0.75%	1.35%	4.35%	3/31/2021	2,374,353	2,368,360	2,386,225
Plastipak Packaging, Inc	Containers/Glass Products	Term Loan B	Loan	2.75%	1.00%	1.27%	4.02%	10/14/2024	1,000,000	995,063	1,004,750
Polycom Term Loan (9/16)	Telecommunications	Term Loan	Loan	5.25%	1.00%	1.35%	6.60%	9/27/2023	1,587,333	1,568,052	1,599,238
PrePaid Legal Services, Inc.	Services: Business	Term Loan B	Loan	5.25%	1.25%	1.35%	6.60%	7/1/2019	3,072,812	3,074,884	3,074,748
Presidio, Inc.	Services: Business	Term Loan	Loan	3.25%	1.00%	1.35%	4.60%	2/2/2022	1,964,615	1,912,468	1,977,503
Prestige Brands T/L B4	Drugs	Term Loan B4	Loan	2.75%	0.75%	1.35%	4.10%	1/26/2024	440,434	439,472	442,566
Prime Security Services (Protection One)	Services: Business	Term Loan	Loan	2.75%	1.00%	1.35%	4.10%	5/2/2022	1,975,112	1,966,007	1,988,484
Project Leopard Holdings, Inc.	High Tech Industries	Term Loan	Loan	5.50%	1.00%	1.33%	6.83%	7/7/2023	500,000	498,773	503,125
Rackspace Hosting, Inc.	High Tech Industries	Term Loan B	Loan	3.00%	1.00%	1.38%	4.38%	11/3/2023	500,000	498,755	499,220
Radio Systems Corporation	Leisure Goods/Activities/Movies	Term Loan	Loan	3.50%	1.00%	1.35%	4.85%	5/2/2024	1,496,250	1,496,250	1,501,861
Ranpak Holdings, Inc.	Services: Business	Term Loan	Loan	3.25%	1.00%	1.35%	4.60%	10/1/2021	909,054	906,782	913,600
Red Ventures, LLC	High Tech Industries	Term Loan	Loan	4.00%	0.00%	1.33%	5.33%	11/8/2024	1,000,000	990,038	994,690
Research Now Group, Inc	Media	Term Loan B	Loan	4.50%	1.00%	1.33%	5.83%	3/18/2021	2,004,470	1,997,772	1,994,448
Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	3.25%	1.00%	1.33%	4.58%	4/29/2022	724,665	724,665	732,817
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	3.00%	0.00%	1.35%	4.35%	2/3/2023	1,747,926	1,747,926	1,755,424
RGIS Services, LLC	Services: Business	Term Loan	Loan	7.50%	1.00%	1.33%	8.83%	3/31/2023	497,500	490,583	463,546
Robertshaw US Holding Corp.	Consumer Goods: Durable	Term Loan	Loan	4.50%	1.00%	1.25%	5.75%	8/12/2024	500,000	496,355	503,125
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	2.50%	0.75%	1.35%	3.85%	7/2/2021	1,451,250	1,447,313	1,455,792
Russell Investment Management T/L B	Banking, Finance, Insurance & Real Estate	Term Loan B	Loan	4.25%	1.00%	1.35%	5.60%	6/1/2023	2,223,116	2,122,032	2,243,968
Sable International Finance Ltd	Telecommunications	Term Loan B2	Loan	3.50%	0.00%	1.35%	4.85%	1/31/2025	2,500,000	2,487,907	2,501,950
Sally Holdings, LLC	Retail	Term Loan B1	Loan	2.50%	0.00%	1.38%	3.88%	7/5/2024	1,000,000	995,155	997,500
Sally Holdings, LLC	Retail	Term Loan (Fixed)	Loan	4.50%	0.00%	1.38%	5.88%	7/5/2024	1,000,000	995,164	997,500
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	1.00%	1.35%	5.35%	3/27/2021	965,000	962,482	911,124
SCS Holdings (Sirius Computer)	High Tech Industries	Term Loan (First Lien)	Loan	4.25%	1.00%	1.35%	5.60%	10/31/2022	2,352,332	2,319,885	2,360,166
Seadrill Operating LP	Oil & Gas	Term Loan B	Loan	3.00%	1.00%	1.33%	4.33%	2/21/2021	969,773	924,735	749,838
SG Acquisition, Inc. (Safe Guard)	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	5.00%	1.00%	1.33%	6.33%	3/29/2024	1,975,000	1,956,875	1,960,187
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	3.94%	1.00%	1.33%	5.27%	6/30/2021	970,000	968,536	963,938
Sitel Worldwide	Telecommunications	Term Loan	Loan	5.50%	1.00%	1.38%	6.88%	9/18/2021	1,960,000	1,946,630	1,956,727
SMB Shipping Logistics T/L B (REP WWEX Acquisition)	Transportation	Term Loan B	Loan	4.00%	1.00%	1.48%	5.48%	2/2/2024	1,995,000	1,993,026	1,990,850
Sonneborn, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	3.75%	1.00%	1.35%	5.10%	12/10/2020	206,389	206,111	207,163
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	3.75%	1.00%	1.35%	5.10%	12/10/2020	1,169,537	1,167,961	1,173,923
Sophia, L.P.	Electronics/Electric	Term Loan (Closing Date)	Loan	3.25%	1.00%	1.33%	4.58%	9/30/2022	1,935,910	1,927,542	1,935,097
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	3.25%	1.00%	1.44%	4.69%	3/15/2024	2,517,804	2,497,084	2,536,687
Staples, Inc.	Retail	Term Loan B	Loan	4.00%	1.00%	1.31%	5.31%	8/15/2024	2,000,000	1,995,041	1,913,580
Steak ‘n Shake Operations, Inc.	Food Services	Term Loan	Loan	3.75%	1.00%	1.35%	5.10%	3/19/2021	847,491	843,134	771,217
Survey Sampling International	Services: Business	Term Loan B	Loan	4.00%	1.00%	4.25%	8.25%	12/16/2020	2,700,965	2,689,404	2,700,965
Sybil Software LLC	High Tech Industries	Term Loan B	Loan	2.75%	1.00%	1.31%	4.06%	9/29/2023	962,813	958,108	968,676
Syncsort Incorporated	High Tech Industries	Term Loan B	Loan	5.00%	1.00%	1.36%	6.36%	8/16/2024	2,000,000	1,980,439	1,948,340
Ten-X, LLC	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.00%	1.00%	1.35%	5.35%	9/30/2024	2,000,000	1,997,570	2,002,500
Townsquare Media, Inc.	Media	Term Loan B	Loan	3.00%	1.00%	1.42%	4.42%	4/1/2022	911,712	907,766	911,429
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.00%	0.75%	1.35%	4.35%	2/28/2020	4,200,623	4,207,721	4,219,273
Travel Leaders Group, LLC	Hotel, Gaming and Leisure	Term Loan B	Loan	4.50%	0.00%	1.42%	5.92%	1/25/2024	1,990,013	1,981,185	2,019,863
TRC Companies, Inc.	Services: Business	Term Loan	Loan	4.00%	1.00%	1.28%	5.28%	6/21/2024	3,000,000	2,985,656	3,001,890
Truck Hero, Inc. (Tectum Holdings)	Transportation	Term Loan B	Loan	4.00%	1.00%	1.33%	5.33%	4/22/2024	2,995,000	2,970,996	2,991,256
Trugreen Limited Partnership	Services: Business	Term Loan B	Loan	4.00%	1.00%	1.25%	5.25%	4/13/2023	495,000	487,926	501,806
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	3.50%	1.00%	1.33%	4.83%	7/10/2020	787,846	788,759	796,378
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	2.50%	0.00%	1.34%	3.84%	7/1/2022	2,940,281	2,925,589	2,947,632
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	2.75%	1.00%	1.35%	4.10%	3/15/2024	2,862,450	2,845,791	2,841,382
UOS, LLC (Utility One Source)	Capital Equipment	Term Loan B	Loan	5.50%	1.00%	1.35%	6.85%	4/18/2023	598,750	596,590	611,473
UPC Broadband Holding B.V.	Media, Broadcasting & Subscription	Term Loan	Loan	2.50%	0.00%	1.25%	3.75%	1/15/2026	1,000,000	998,760	1,000,830
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	3.50%	0.75%	1.25%	4.75%	4/1/2022	976,339	976,339	989,275
Virtus Investment Partners, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan B	Loan	3.50%	0.75%	1.32%	4.82%	6/3/2024	498,750	496,430	503,738
Vizient Inc.	Healthcare & Pharmaceuticals	Term Loan	Loan	3.50%	1.00%	1.35%	4.85%	2/13/2023	860,245	840,130	862,396
Washington Inventory Service	High Tech Industries	U.S. Term Loan (First Lien)	Loan	6.00%	0.00%	1.32%	7.32%	6/8/2020	1,111,056	1,123,172	980,507
Weight Watchers International, Inc.	Services: Consumer	Term Loan B	Loan	4.75%	0.75%	1.48%	6.23%	11/29/2024	2,000,000	1,960,000	1,966,880
Western Dental Services, Inc.	Retail	Term Loan B	Loan	5.25%	1.00%	1.35%	6.60%	6/30/2023	2,495,000	2,477,137	2,505,928
Western Digital Corporation	High Tech Industries	Term Loan B (USD)	Loan	2.00%	0.75%	1.31%	3.31%	4/28/2023	1,580,060	1,533,109	1,583,836
Windstream Services, LLC	Telecommunications	Term Loan B6	Loan	4.00%	0.75%	1.27%	5.27%	3/29/2021	888,561	881,085	835,247
Wirepath LLC	Consumer Goods: Non-durable	Term Loan	Loan	5.25%	1.00%	1.33%	6.58%	8/5/2024	1,000,000	998,418	1,005,000
Xerox Business Services T/L B (Conduent)	Services: Business	Term Loan	Loan	3.00%	0.00%	1.35%	4.35%	12/7/2023	744,375	733,437	748,566
ZEP, Inc.	Chemicals/Plastics	Term Loan B	Loan	4.00%	1.00%	1.38%	5.38%	6/27/2022	2,500,000	2,487,810	2,512,500
Zest Holdings 1st Lien T/L (2014 Replacement)	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	1.00%	1.35%	5.60%	8/16/2023	995,000	990,405	1,001,219

										$309,596,755	$302,694,197

									Principal	Cost	Fair Value
Cash and cash equivalents
U.S. Bank Money Market (a)									$4,971,935	$4,971,935	$4,971,935

Total cash and cash equivalents									$4,971,935	$4,971,935	$4,971,935

(a) Included within cash and cash equivalents in Saratoga CLO’s statements of assets and liabilities as of November 30, 2017.

Saratoga Investment Corp. CLO 2013-1 Ltd.

Schedule of Investments

February 28, 2017

Issuer Name	Industry	Asset Name	Asset Type	Spread	LIBOR Floor	PIK	Current Rate (All In)	Maturity Date	Principal/ Number of Shares	Cost	Fair Value
Education Management II, LLC	Leisure Goods/Activities/Movies	A-1 Preferred Shares	Equity	0.00%	0.00%	0.00%	0.00%		6,692	$669,214	$6,725
Education Management II, LLC	Leisure Goods/Activities/Movies	A-2 Preferred Shares	Equity	0.00%	0.00%	0.00%	0.00%		18,975	1,897,538	247
New Millennium Holdco, Inc.	Healthcare & Pharmaceuticals	Common Stock	Equity	0.00%	0.00%	0.00%	0.00%		14,813	964,466	15,746
24 Hour Holdings III, LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	5/28/2021	$487,500	484,284	476,127
ABB Con-Cise Optical Group, LLC	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.00%	1.00%	0.00%	6.00%	6/15/2023	1,995,000	1,975,193	2,009,963
Acosta Holdco, Inc.	Media	Term Loan B1	Loan	3.25%	1.00%	0.00%	4.29%	9/26/2021	1,940,025	1,929,297	1,893,348
Advantage Sales & Marketing, Inc.	Services: Business	Delayed Draw Term Loan	Loan	3.25%	1.00%	0.00%	4.25%	7/25/2021	2,446,206	2,443,710	2,438,574
Aegis Toxicology Science Corporation	Healthcare & Pharmaceuticals	Term B Loan	Loan	4.50%	1.00%	0.00%	5.50%	2/24/2021	2,463,550	2,337,204	2,412,234
Agrofresh, Inc.	Food Services	Term Loan	Loan	4.75%	1.00%	0.00%	5.75%	7/30/2021	1,970,000	1,962,367	1,898,587
AI MISTRAL T/L (V. GROUP)	Utilities	Term Loan	Loan	3.00%	1.00%	0.00%	4.00%	3/11/2024	500,000	500,000	500,940
Akorn, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	1.00%	0.00%	5.25%	4/16/2021	398,056	396,948	403,529
Albertson’s LLC	Retailers (Except Food and Drugs)	Term Loan B-4	Loan	3.00%	0.75%	0.00%	3.78%	8/25/2021	2,896,193	2,879,009	2,931,179
Alere Inc. (fka IM US Holdings, LLC)	Healthcare & Pharmaceuticals	Term Loan B	Loan	3.25%	1.00%	0.00%	4.25%	6/20/2022	917,946	916,144	919,479
Alion Science and Technology Corporation	High Tech Industries	Term Loan B (First Lien)	Loan	4.50%	1.00%	0.00%	5.50%	8/19/2021	2,955,000	2,943,621	2,951,306
Alliance Healthcare Services, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	3.25%	1.00%	0.00%	4.29%	6/3/2019	984,570	981,094	977,184
ALPHA 3 T/L B1 (ATOTECH)	Chemicals/Plastics	Term Loan B 1	Loan	3.00%	1.00%	0.00%	4.00%	1/31/2024	250,000	249,377	252,500
Anchor Glass T/L (11/16)	Containers/Glass Products	Term Loan	Loan	3.25%	1.00%	0.00%	4.25%	12/7/2023	500,000	497,626	505,780
APCO Holdings, Inc.	Automotive	Term Loan	Loan	6.00%	1.00%	0.00%	7.00%	1/31/2022	1,933,919	1,887,037	1,885,571
Aramark Corporation	Food Products	U.S. Term F Loan	Loan	2.50%	0.75%	0.00%	3.50%	2/24/2021	3,118,358	3,118,358	3,147,327
Aspen Dental Management, Inc.	Healthcare & Pharmaceuticals	Term Loan Initial	Loan	4.25%	1.00%	0.00%	5.25%	4/29/2022	1,484,941	1,481,061	1,491,446
Astoria Energy T/L B	Utilities	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	12/24/2021	1,495,307	1,480,354	1,499,045
Asurion, LLC (fka Asurion Corporation)	Insurance	Replacement Term Loan B-2	Loan	3.25%	0.75%	0.00%	4.03%	7/8/2020	531,422	526,976	537,024
Asurion, LLC (fka Asurion Corporation)	Insurance	Term Loan B4 (First Lien)	Loan	3.25%	1.00%	0.00%	4.25%	8/4/2022	2,434,375	2,422,950	2,463,661
Auction.com, LLC	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	5.00%	1.00%	0.00%	6.00%	5/13/2019	2,718,634	2,718,434	2,739,024
Avantor Performance Materials Holdings, Inc.	Chemicals/Plastics	Term Loan	Loan	5.00%	1.00%	0.00%	6.00%	6/21/2022	2,784,429	2,760,689	2,819,234
AVOLON TLB BORROWER 1 LUXEMBOURG S.A.R.L.	Capital Equipment	Term Loan B-2	Loan	2.75%	0.75%	0.00%	3.50%	3/20/2022	1,000,000	995,000	1,017,300
Bass Pro Group, LLC	Retailers (Except Food and Drugs)	Term Loan	Loan	3.25%	0.75%	0.00%	4.02%	6/5/2020	1,473,750	1,471,637	1,411,116
Belmond Interfin Ltd.	Lodging & Casinos	Term Loan	Loan	3.00%	1.00%	0.00%	4.00%	3/19/2021	2,481,122	2,484,502	2,488,888
BJ’s Wholesale Club, Inc.	Food/Drug Retailers	New 2013 (November) Replacement Loan (First Lien)	Loan	3.75%	1.00%	0.00%	4.75%	2/2/2024	1,500,000	1,496,335	1,487,385
Blackboard T/L B4	High Tech Industries	Term Loan B4	Loan	5.00%	1.00%	0.00%	6.02%	6/30/2021	2,992,500	2,969,529	3,008,390
BMC Software	Technology	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	9/10/2020	1,959,596	1,917,256	1,965,729
BMC Software T/L US	Technology	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	9/10/2020	676,193	665,400	679,607
Brickman Group Holdings, Inc.	Brokers/Dealers/Investment Houses	Initial Term Loan (First Lien)	Loan	3.00%	1.00%	0.00%	4.00%	12/18/2020	1,461,186	1,451,382	1,467,952
BWAY Holding Company	Leisure Goods/Activities/Movies	Term Loan B	Loan	3.25%	0.00%	0.00%	4.75%	8/14/2023	1,189,327	1,179,242	1,189,826
Candy Intermediate Holdings, Inc.	Beverage, Food & Tobacco	Term Loan	Loan	4.50%	1.00%	0.00%	5.50%	6/15/2023	497,500	495,317	500,609
Capital Automotive L.P.	Conglomerate	Tranche B-1 Term Loan Facility	Loan	3.00%	1.00%	0.00%	4.00%	4/10/2019	1,487,353	1,489,058	1,500,829
CASA SYSTEMS T/L	Telecommunications	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	12/20/2023	1,500,000	1,485,318	1,500,000
Catalent Pharma Solutions, Inc	Drugs	Initial Term B Loan	Loan	2.75%	1.00%	0.00%	3.75%	5/20/2021	424,821	423,456	429,953
Cengage Learning Acquisitions, Inc.	Publishing	Term Loan	Loan	4.25%	1.00%	0.00%	5.25%	6/7/2023	1,492,500	1,477,575	1,411,965
CH HOLD (CALIBER COLLISION) T/L	Automotive	Term Loan	Loan	3.00%	0.00%	0.00%	4.00%	2/1/2024	227,273	226,758	229,545
Charter Communications Operating, LLC	Cable and Satellite Television	Term F Loan	Loan	2.00%	0.00%	0.00%	2.79%	1/3/2021	1,609,533	1,603,525	1,617,130
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term G Loan	Loan	2.75%	1.00%	0.00%	3.80%	12/31/2019	981,177	960,939	972,866
CHS/Community Health Systems, Inc.	Healthcare & Pharmaceuticals	Term H Loan	Loan	3.00%	1.00%	0.00%	4.05%	1/27/2021	1,805,352	1,763,950	1,773,940
CITGO Petroleum Corporation	Oil & Gas	Term Loan B	Loan	3.50%	1.00%	0.00%	4.50%	7/29/2021	1,964,874	1,946,245	1,976,172
Communications Sales & Leasing, Inc.	Telecommunications	Term Loan B (First Lien)	Loan	3.00%	1.00%	0.00%	4.00%	10/24/2022	1,970,062	1,958,282	1,980,405
Concordia Healthcare Corporation	Healthcare & Pharmaceuticals	Term Loan B	Loan	4.25%	1.00%	0.00%	5.25%	10/21/2021	1,980,000	1,891,488	1,615,522
Consolidated Aerospace Manufacturing, LLC	Aerospace and Defense	Term Loan (First Lien)	Loan	3.75%	1.00%	0.00%	4.75%	8/11/2022	1,418,750	1,412,839	1,365,547
Consolidated Communications, Inc.	Telecommunications	Term Loan B-2	Loan	3.00%	1.00%	0.00%	4.00%	10/5/2023	500,000	497,500	502,890
CPI Acquisition Inc.	Technology	Term Loan B (First Lien)	Loan	4.50%	1.00%	0.00%	5.83%	8/17/2022	1,436,782	1,418,783	1,289,511
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Electronics/Electric	Term B Loan	Loan	3.25%	1.00%	0.00%	4.25%	11/17/2017	2,462,342	2,461,490	2,457,934
Crosby US Acquisition Corporation	Industrial Equipment	Initial Term Loan (First Lien)	Loan	3.00%	1.00%	0.00%	4.05%	11/23/2020	727,500	726,911	667,329
CT Technologies Intermediate Hldgs, Inc	Healthcare & Pharmaceuticals	Term Loan	Loan	4.25%	1.00%	0.00%	5.25%	12/1/2021	1,470,113	1,458,924	1,389,256
Culligan International Company-T/L	Conglomerate	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	12/13/2023	2,050,000	2,049,738	2,083,313
Cumulus Media Holdings Inc.	Broadcast Radio and Television	Term Loan	Loan	3.25%	1.00%	0.00%	4.25%	12/23/2020	470,093	467,345	342,580
DAE Aviation (StandardAero)	Aerospace and Defense	Term Loan	Loan	4.25%	1.00%	0.00%	5.25%	7/7/2022	1,975,000	1,967,190	1,987,838
DASEKE T/L (HENNESSY CAPITAL)	Transportation	Term Loan	Loan	5.50%	1.00%	0.00%	6.50%	2/27/2024	714,286	707,143	717,857
DCS Business Services, Inc.	Financial Intermediaries	Term B Loan	Loan	7.25%	1.50%	0.00%	8.75%	3/19/2018	2,101,458	2,096,045	2,101,458
Delta 2 (Lux) S.a.r.l.	Lodging & Casinos	Term Loan B-3	Loan	3.75%	1.00%	0.00%	5.07%	7/30/2021	1,000,000	996,568	1,002,920
DELL INTERNATIONAL 1ST LIEN T/L	High Tech Industries	Term Loan (01/17)	Loan	2.50%	0.75%	0.00%	3.25%	9/7/2023	1,000,000	998,850	1,006,480
Deluxe Entertainment Service Group, Inc.	Leisure Goods/Activities/Movies	Term Loan (Incremental)	Loan	6.00%	1.00%	0.00%	7.04%	2/28/2020	1,000,000	972,672	997,500
Deluxe Entertainment Service Group, Inc.	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	5.50%	1.00%	0.00%	6.54%	2/28/2020	1,868,084	1,869,141	1,864,199
DEX MEDIA, INC.	Media	Term Loan (07/16)	Loan	10.00%	1.00%	0.00%	11.00%	7/29/2021	43,444	43,444	44,041
Diebold, Inc.	High Tech Industries	Term Loan B	Loan	4.50%	0.75%	0.00%	5.31%	11/6/2023	398,750	395,190	404,731
DIGITALGLOBE T/L B (12/16)	Aerospace and Defense	Term Loan B	Loan	2.75%	0.75%	0.00%	3.53%	1/15/2024	500,000	498,815	502,030
DJO Finance, LLC	Healthcare & Pharmaceuticals	Term Loan	Loan	3.25%	1.00%	0.00%	4.25%	6/8/2020	492,500	490,933	483,388
DPX Holdings B.V.	Healthcare & Pharmaceuticals	Term Loan 2015 Incr Dollar	Loan	3.25%	1.00%	0.00%	4.25%	3/11/2021	2,925,000	2,919,916	2,937,431
Drew Marine Group, Inc.	Chemicals/Plastics	Term Loan (First Lien)	Loan	3.25%	1.00%	0.00%	4.25%	11/19/2020	2,950,591	2,923,591	2,928,461
DTZ U.S. Borrower, LLC	Construction & Building	Term Loan B Add-on	Loan	3.25%	1.00%	0.00%	4.30%	11/4/2021	1,962,557	1,954,741	1,973,703
DUKE FINANCE (OM GROUP/VECTRA) T/L	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	5.00%	1.00%	0.00%	6.00%	2/21/2024	1,500,000	1,395,987	1,511,250
Edelman Financial Group, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	5.50%	1.00%	0.00%	6.51%	12/19/2022	1,485,000	1,459,535	1,487,317
Education Management II, LLC	Leisure Goods/Activities/Movies	Term Loan A	Loan	4.50%	1.00%	0.00%	5.51%	7/2/2020	501,970	488,778	177,446
Education Management II, LLC	Leisure Goods/Activities/Movies	Term Loan B (2.00% Cash/6.50% PIK)	Loan	1.00%	1.00%	6.50%	8.51%	7/2/2020	954,307	934,189	77,938
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	3.50%	1.00%	0.00%	4.50%	8/1/2021	480,756	479,151	483,308
Emerald Performance Materials, LLC	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.75%	1.00%	0.00%	8.75%	8/1/2022	500,000	498,153	498,595
Emerald 2 Limited	Chemicals/Plastics	Term Loan B1A	Loan	4.00%	1.00%	0.00%	5.00%	5/14/2021	1,000,000	994,172	950,000
Endo International plc	Healthcare & Pharmaceuticals	Term Loan B	Loan	3.00%	0.75%	0.00%	3.81%	9/26/2022	990,000	987,999	994,247
EnergySolutions, LLC	Environmental Industries	Term Loan B	Loan	5.75%	1.00%	0.00%	6.75%	5/29/2020	795,000	785,654	799,969
Engility Corporation	Aerospace and Defense	Term Loan B-1	Loan	4.25%	0.70%	0.00%	4.03%	8/12/2020	243,750	242,680	245,503
Evergreen Acqco 1 LP	Retailers (Except Food and Drugs)	New Term Loan	Loan	3.75%	1.25%	0.00%	5.00%	7/9/2019	955,106	954,175	846,224
EWT Holdings III Corp. (fka WTG Holdings III Corp.)	Industrial Equipment	Term Loan (First Lien)	Loan	3.75%	1.00%	0.00%	4.75%	1/15/2021	1,947,330	1,943,904	1,954,632
EWT Holdings III Corp.	Capital Equipment	Term Loan	Loan	4.50%	1.00%	0.00%	5.50%	1/15/2021	992,500	984,248	997,463
Extreme Reach, Inc.	Media	Term Loan B	Loan	6.25%	1.00%	0.00%	7.25%	2/7/2020	2,887,500	2,860,092	2,905,547
Federal-Mogul Corporation	Automotive	Tranche C Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	4/15/2021	2,925,000	2,915,873	2,894,434
First Data Corporation	Financial Intermediaries	First Data T/L Ext (2021)	Loan	3.00%	0.70%	0.00%	3.78%	3/24/2021	1,886,914	1,804,119	1,904,010
First Eagle Investment Management	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.00%	0.75%	0.00%	5.00%	12/1/2022	1,485,000	1,460,081	1,493,361
Fitness International, LLC	Leisure Goods/Activities/Movies	Term Loan B	Loan	5.00%	1.00%	0.00%	6.00%	7/1/2020	1,929,311	1,905,661	1,947,793
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.)	Nonferrous Metals/Minerals	Loan	Loan	2.75%	1.00%	0.00%	3.75%	6/28/2019	801,502	802,865	806,279
Garda World Security Corporation	Services: Business	Term B Delayed Draw Loan	Loan	3.00%	1.00%	0.00%	4.00%	11/6/2020	197,083	196,509	197,822
Garda World Security Corporation	Services: Business	Term B Loan	Loan	3.00%	1.00%	0.00%	4.00%	11/6/2020	770,417	768,226	773,306
Gardner Denver, Inc.	High Tech Industries	Initial Dollar Term Loan	Loan	3.25%	1.00%	0.00%	4.57%	7/30/2020	2,426,061	2,421,316	2,420,263
Gates Global LLC	Leisure Goods/Activities/Movies	Term Loan (First Lien)	Loan	3.25%	1.00%	0.00%	4.25%	7/5/2021	481,656	476,839	481,478
General Nutrition Centers, Inc.	Retailers (Except Food and Drugs)	Amended Tranche B Term Loan	Loan	2.50%	0.75%	0.00%	3.29%	3/4/2019	2,121,102	2,117,573	1,765,817
GLOBALLOGIC HOLDINGS INC TERM LOAN B	Services: Business	Term Loan B	Loan	4.50%	1.00%	0.00%	5.50%	6/20/2022	500,000	495,133	501,250
Global Tel*Link Corporation	Services: Business	Term Loan (First Lien)	Loan	3.75%	1.25%	0.00%	5.00%	5/26/2020	2,667,633	2,661,035	2,654,962
Goodyear Tire & Rubber Company, The	Chemicals/Plastics	Loan (Second Lien)	Loan	3.00%	0.75%	0.00%	3.78%	4/30/2019	1,333,333	1,320,613	1,333,747
Grosvenor Capital Management Holdings, LP	Brokers/Dealers/Investment Houses	Initial Term Loan	Loan	2.75%	1.00%	0.00%	3.75%	1/4/2021	1,014,560	1,011,573	1,010,755
GTCR Valor Companies, Inc.	Services: Business	Term Loan B	Loan	6.00%	1.00%	0.00%	7.00%	6/16/2023	1,492,500	1,436,528	1,501,201
Harland Clarke Holdings Corp. (fka Clarke American Corp.)	Publishing	Tranche B-4 Term Loan	Loan	5.50%	1.00%	0.00%	6.50%	2/9/2022	2,176,889	2,117,378	2,190,495
Headwaters Incorporated	Building & Development	Term Loan	Loan	3.00%	1.00%	0.00%	4.00%	3/24/2022	242,058	241,141	242,784
Help/Systems Holdings, Inc.	High Tech Industries	Term Loan	Loan	5.25%	1.00%	0.00%	6.25%	10/8/2021	1,485,000	1,433,886	1,485,000
Hemisphere Media Holdings, LLC	Media	Term Loan B	Loan	3.50%	0.00%	0.00%	4.27%	2/14/2024	2,500,000	2,512,500	2,493,750
Herbalife T/L B (HLF Financing)	Drugs	Term Loan B	Loan	5.50%	0.75%	0.00%	6.28%	2/15/2023	2,000,000	1,985,000	2,001,660
Hercules Achievement Holdings, Inc.	Retailers (Except Food and Drugs)	Term Loan B	Loan	4.00%	1.00%	0.00%	5.00%	12/10/2021	246,851	244,820	250,431
Hoffmaster Group, Inc.	Containers/Glass Products	Term Loan	Loan	4.50%	1.00%	0.00%	5.50%	11/21/2023	1,000,000	1,003,734	1,013,750
Hostess Brand, LLC	Beverage, Food & Tobacco	Term Loan B (First Lien)	Loan	3.00%	1.00%	0.00%	4.00%	8/3/2022	1,490,000	1,486,482	1,507,508
Huntsman International LLC	Chemicals/Plastics	Term Loan B (First Lien)	Loan	3.00%	0.70%	0.00%	3.78%	4/19/2019	1,518,031	1,510,811	1,525,150
Husky Injection Molding Systems Ltd.	Services: Business	Term Loan B	Loan	3.25%	1.00%	0.00%	4.25%	6/30/2021	469,398	467,182	472,158
Hyperion Refinance T/L	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.50%	1.00%	0.00%	5.50%	4/29/2022	1,994,924	1,971,849	1,998,675
Imagine! Print Solutions, Inc.	Media	Term Loan B	Loan	6.00%	1.00%	0.00%	7.00%	3/30/2022	496,250	489,837	499,972
Infor US (Lawson) T/L B-6	Services: Business	Term Loan B-6	Loan	2.75%	1.00%	0.00%	3.75%	2/1/2022	1,609,802	1,595,316	1,610,945
Informatica Corporation	High Tech Industries	Term Loan B	Loan	3.50%	1.00%	0.00%	4.50%	8/5/2022	493,750	492,732	490,664
Insight Global	Services: Business	Term Loan	Loan	5.00%	1.00%	0.00%	6.00%	10/29/2021	3,450,126	3,434,977	3,471,690
ION Media T/L B	Media	Term Loan B	Loan	3.50%	1.00%	0.00%	4.50%	12/18/2020	500,000	497,615	506,875
J. Crew Group, Inc.	Retailers (Except Food and Drugs)	Term B-1 Loan Retired 03/05/2014	Loan	3.00%	1.00%	0.00%	4.00%	3/5/2021	945,756	945,756	540,660
Jazz Acquisition, Inc	Aerospace and Defense	First Lien 6/14	Loan	3.50%	1.00%	0.00%	4.50%	6/19/2021	487,879	487,106	471,208
J.Jill Group, Inc.	Retailers (Except Food and Drugs)	Term Loan (First Lien)	Loan	5.00%	1.00%	0.00%	6.04%	5/9/2022	950,648	946,877	935,200
Kinetic Concepts, Inc.	Healthcare & Pharmaceuticals	Term Loan F-1	Loan	4.00%	1.00%	0.00%	4.28%	2/2/2024	2,400,000	2,388,246	2,399,496
Koosharem, LLC	Services: Business	Term Loan	Loan	6.50%	1.00%	0.00%	7.50%	5/15/2020	2,935,100	2,917,778	2,730,259
Kraton Polymers, LLC	Chemicals/Plastics	Term Loan (Initial)	Loan	5.00%	1.00%	0.00%	5.00%	1/6/2022	2,500,000	2,286,776	2,533,825
Lannett Company T/L A	Healthcare & Pharmaceuticals	Term Loan A	Loan	4.75%	1.00%	0.00%	5.75%	11/25/2020	1,000,000	970,576	985,000
Lannett Company, Inc.	Healthcare & Pharmaceuticals	Term Loan B	Loan	5.38%	1.00%	0.00%	6.38%	11/25/2022	1,900,000	1,842,852	1,885,750
LEARFIELD COMMUNICATIONS INITIAL T/L (A-L PARENT)	Healthcare & Pharmaceuticals	Initial Term Loan (A-L Parent)	Loan	3.25%	1.00%	0.00%	4.25%	12/1/2023	500,000	497,713	505,625
Lightstone Generation T/L B	Utilities	Term Loan B	Loan	5.50%	1.00%	0.00%	6.54%	1/30/2024	913,043	894,897	925,981
Lightstone Generation T/L C	Utilities	Term Loan C	Loan	5.50%	1.00%	0.00%	6.54%	1/30/2024	86,957	85,236	88,189
Limetree Bay Terminals T/L (01/17)	Oil & Gas	Term Loan	Loan	5.00%	1.00%	0.00%	6.04%	2/15/2024	500,000	495,000	503,125
LPL Holdings	Banking, Finance, Insurance & Real Estate	Term Loan B (2022)	Loan	4.00%	0.75%	0.00%	4.78%	11/21/2022	1,980,000	1,963,355	2,007,225
Mauser Holdings, Inc.	Containers/Glass Products	Term Loan	Loan	3.50%	1.00%	0.00%	4.50%	7/31/2021	488,750	487,123	488,647
McGraw-Hill Global Education Holdings, LLC	Publishing	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	5/4/2022	995,000	990,840	977,468
Michaels Stores, Inc.	Retailers (Except Food and Drugs)	Term Loan B1	Loan	2.75%	1.00%	0.00%	3.75%	1/30/2023	1,679,779	1,674,140	1,674,673
Micro Holding Corporation	High Tech Industries	Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	7/8/2021	982,378	978,629	985,079
Microsemi Corporation	Electronics/Electric	Term Loan B	Loan	2.25%	0.00%	0.00%	3.03%	1/17/2023	868,445	845,882	874,593
Midas Intermediate Holdco II, LLC	Automotive	Term Loan (Initial)	Loan	3.50%	1.00%	0.00%	3.75%	8/18/2021	244,375	243,499	246,005
Milacron T/L B	Capital Equipment	Term Loan B	Loan	3.00%	0.00%	0.00%	3.78%	9/28/2023	1,000,000	996,250	1,004,380
Milk Specialties Company	Beverage, Food & Tobacco	Term Loan	Loan	5.00%	1.00%	0.00%	5.00%	8/16/2023	997,500	987,646	1,004,562
Mister Car Wash T/L	Automotive	Term Loan	Loan	4.25%	1.00%	0.00%	5.25%	8/20/2021	831,203	825,179	832,931
MSC Software Corporation	Services: Business	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	5/29/2020	1,969,898	1,931,995	1,972,360
MWI Holdings, Inc.	Capital Equipment	Term Loan (First Lien)	Loan	5.50%	1.00%	0.00%	6.50%	6/29/2020	2,985,000	2,956,823	3,007,388
National Veterinary Associates, Inc	Healthcare & Pharmaceuticals	Term Loan B	Loan	3.50%	1.00%	0.00%	4.50%	8/14/2021	977,543	974,893	982,430
National Vision, Inc.	Retailers (Except Food and Drugs)	Term Loan (Second Lien)	Loan	5.75%	1.00%	0.00%	6.75%	3/11/2022	250,000	249,793	242,750
New Media Holdings II T/L (NEW)	Retailers (Except Food and Drugs)	Term Loan	Loan	6.25%	1.00%	0.00%	7.25%	6/4/2020	3,168,116	3,154,983	3,140,395
New Millennium Holdco, Inc.	Healthcare & Pharmaceuticals	Term Loan	Loan	6.50%	1.00%	0.00%	7.50%	12/21/2020	1,930,106	1,777,976	980,494
Novetta Solutions	Aerospace and Defense	Term Loan (200MM)	Loan	5.00%	1.00%	0.00%	6.00%	10/16/2022	1,980,000	1,963,361	1,890,900
Novetta Solutions	Aerospace and Defense	Term Loan (2nd Lien)	Loan	8.50%	1.00%	0.00%	9.50%	10/16/2023	1,000,000	991,237	930,000
NPC International, Inc.	Food Services	Term Loan (2013)	Loan	3.75%	1.00%	0.00%	4.75%	12/28/2018	476,250	476,250	477,241
NVA Holdings (National Veterinary) T/L B2	Services: Consumer	Term Loan B2	Loan	3.50%	1.00%	0.00%	4.50%	8/14/2021	129,601	129,601	130,897
NVA Holdings, Inc.	Services: Consumer	Term Loan B1	Loan	3.50%	1.00%	0.00%	4.50%	8/14/2021	157,443	157,108	158,034
NXT Capital T/L (11/16)	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.50%	1.00%	0.00%	5.50%	11/23/2022	1,000,000	995,240	1,013,750
ON Semiconductor Corporation	High Tech Industries	Term Loan B	Loan	3.25%	0.70%	0.00%	4.03%	3/31/2023	498,750	491,370	503,204
Onex Carestream Finance LP	Healthcare & Pharmaceuticals	Term Loan (First Lien 2013)	Loan	4.00%	1.00%	0.00%	5.00%	6/7/2019	3,613,555	3,606,228	3,490,297
OnexYork Acquisition Co	Healthcare & Pharmaceuticals	Term Loan B	Loan	3.75%	1.00%	0.00%	4.75%	10/1/2021	488,750	486,195	475,554
OpenLink International, LLC	Services: Business	Term B Loan	Loan	6.50%	1.25%	0.00%	7.75%	7/29/2019	2,913,824	2,913,362	2,938,096
P.F. Chang’s China Bistro, Inc. (Wok Acquisition Corp.)	Food/Drug Retailers	Term Borrowing	Loan	3.25%	1.00%	0.00%	4.54%	6/24/2019	1,417,598	1,413,680	1,389,245
P2 Upstream Acquisition Co. (P2 Upstream Canada BC ULC)	Services: Business	Term Loan (First Lien)	Loan	4.00%	1.00%	0.00%	5.25%	10/30/2020	970,000	966,928	933,625
Petsmart, Inc. (Argos Merger Sub, Inc.)	Retailers (Except Food and Drugs)	Term Loan B1	Loan	3.00%	1.00%	0.00%	4.00%	3/11/2022	982,500	977,998	967,183
PGX Holdings, Inc.	Financial Intermediaries	Term Loan	Loan	5.25%	1.00%	0.00%	6.25%	9/29/2020	2,891,464	2,876,188	2,889,671
Planet Fitness Holdings LLC	Leisure Goods/Activities/Movies	Term Loan	Loan	3.50%	0.75%	0.00%	4.28%	3/31/2021	2,392,341	2,385,223	2,407,293
Polycom Term Loan (9/16)	Telecommunications	Term Loan	Loan	5.25%	1.00%	0.00%	6.25%	9/27/2023	1,894,167	1,868,863	1,907,426
PrePaid Legal Services, Inc.	Services: Business	Term Loan B	Loan	5.25%	1.25%	0.00%	6.50%	7/1/2019	3,328,536	3,330,285	3,335,825
Presidio, Inc.	Services: Business	Term Loan	Loan	3.50%	1.00%	0.00%	4.50%	2/2/2022	2,297,698	2,248,964	2,314,930
Prestige Brands T/L B4	Drugs	Term Loan B4	Loan	2.75%	0.75%	0.00%	3.53%	1/26/2024	500,000	498,779	506,040
Prime Security Services (Protection One)	Services: Business	Term Loan	Loan	3.25%	1.00%	0.00%	4.25%	5/2/2022	1,985,025	1,975,632	2,003,645
Ranpak Holdings, Inc.	Services: Business	Term Loan	Loan	3.25%	1.00%	0.00%	4.25%	10/1/2021	916,047	913,757	918,337
Ranpak Holdings, Inc.	Services: Business	Term Loan (Second Lien)	Loan	7.25%	1.00%	0.00%	8.25%	10/3/2022	500,000	498,149	475,000
Redtop Acquisitions Limited	Electronics/Electric	Initial Dollar Term Loan (First Lien)	Loan	3.50%	1.00%	0.00%	4.54%	12/3/2020	485,019	483,001	486,634
Regal Cinemas Corporation	Services: Consumer	Term Loan	Loan	2.50%	0.75%	0.00%	3.28%	4/1/2022	495,009	493,772	499,573
Research Now Group, Inc	Media	Term Loan B	Loan	4.50%	1.00%	0.00%	5.50%	3/18/2021	2,037,705	2,029,696	2,002,045
Resolute Investment Managers, Inc.	Banking, Finance, Insurance & Real Estate	Term Loan	Loan	4.25%	1.00%	0.00%	5.25%	4/30/2022	240,815	239,883	241,518
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	2.75%	1.00%	0.00%	3.75%	8/21/2023	732,374	732,374	736,497
Rexnord LLC/RBS Global, Inc.	Industrial Equipment	Term B Loan	Loan	2.75%	1.00%	0.00%	3.75%	8/21/2023	641,402	641,402	645,013
Reynolds Group Holdings Inc.	Industrial Equipment	Incremental U.S. Term Loan	Loan	3.00%	0.00%	0.00%	3.78%	2/3/2023	1,761,134	1,761,134	1,773,603
Rovi Solutions Corporation / Rovi Guides, Inc.	Electronics/Electric	Tranche B-3 Term Loan	Loan	2.50%	0.75%	0.00%	3.29%	7/2/2021	1,462,500	1,457,765	1,467,984
Royal Adhesives and Sealants	Chemicals/Plastics	Term Loan (Second Lien)	Loan	7.50%	1.00%	0.00%	8.50%	6/19/2023	275,862	274,109	276,552
Royal Holdings T/L (02/17)	Chemicals/Plastics	Term Loan (Second Lien)	Loan	3.25%	1.00%	0.00%	4.25%	6/17/2022	541,607	539,167	544,992
RPI Finance Trust	Financial Intermediaries	Term B-4 Term Loan	Loan	2.50%	0.00%	0.00%	3.50%	10/14/2022	2,554,764	2,554,764	2,580,848
Russell Investment Management T/L B	Banking, Finance, Insurance & Real Estate	Term Loan B	Loan	5.75%	1.00%	0.00%	6.75%	6/1/2023	2,240,000	2,127,043	2,259,600
Sable International Finance Ltd	Telecommunications	Term Loan B2	Loan	4.75%	0.75%	0.00%	5.53%	12/30/2022	1,500,000	1,470,825	1,521,570
SBP Holdings LP	Industrial Equipment	Term Loan (First Lien)	Loan	4.00%	1.00%	0.00%	5.00%	3/27/2021	972,500	969,442	870,388
Scientific Games International, Inc.	Electronics/Electric	Term Loan B2	Loan	4.00%	0.75%	0.00%	4.85%	10/1/2021	769,549	762,102	781,416
SCS Holdings (Sirius Computer)	High Tech Industries	Term Loan (First Lien)	Loan	4.25%	1.00%	0.00%	5.25%	10/31/2022	1,972,528	1,934,960	1,991,030
Seadrill Operating LP	Oil & Gas	Term Loan B	Loan	3.00%	1.00%	0.00%	4.00%	2/21/2021	977,330	922,444	729,635
Shearers Foods LLC	Food Services	Term Loan (First Lien)	Loan	3.94%	1.00%	0.00%	4.94%	6/30/2021	977,500	975,832	979,944
Sitel Worldwide	Telecommunications	Term Loan	Loan	5.50%	1.00%	0.00%	6.56%	9/18/2021	1,975,000	1,959,274	1,961,432
SMB Shipping Logistics T/L B (REP WWEX Acquisition)	Transportation	Term Loan B	Loan	4.50%	1.00%	0.00%	5.53%	2/2/2024	1,000,000	995,095	1,008,330
Sonneborn, LLC	Chemicals/Plastics	Term Loan (First Lien)	Loan	3.75%	1.00%	0.00%	4.75%	12/10/2020	207,981	207,633	208,501
Sonneborn, LLC	Chemicals/Plastics	Initial US Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	12/10/2020	1,178,561	1,176,588	1,181,508
Sophia, L.P.	Electronics/Electric	Term Loan (Closing Date)	Loan	3.25%	1.00%	0.00%	4.25%	9/30/2022	1,960,897	1,951,404	1,967,761
SourceHOV LLC	Services: Business	Term Loan B (First Lien)	Loan	6.75%	1.00%	0.00%	7.75%	10/31/2019	1,837,500	1,804,647	1,808,412
SRAM, LLC	Industrial Equipment	Term Loan (First Lien)	Loan	3.00%	1.00%	0.00%	4.00%	4/10/2020	2,725,103	2,719,454	2,718,289
Steak ‘n Shake Operations, Inc.	Food Services	Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	3/19/2021	923,173	917,444	930,097
Survey Sampling International	Services: Business	Term Loan B	Loan	5.00%	1.00%	0.00%	6.00%	12/16/2020	2,721,749	2,707,531	2,721,749
Sybil Finance BV	High Tech Industries	Term Loan B	Loan	4.00%	1.00%	0.00%	5.00%	9/30/2022	987,500	982,957	1,002,006
Syniverse Holdings, Inc.	Telecommunications	Initial Term Loan	Loan	3.00%	1.00%	0.00%	4.04%	4/23/2019	468,977	466,972	427,473
TaxACT, Inc.	Services: Business	Term Loan B	Loan	6.00%	1.00%	0.00%	7.00%	1/3/2023	1,200,000	1,168,727	1,206,000
Tectum Holdings, Inc.	Transportation	Delayed Draw Term Loan (Initial)	Loan	4.75%	1.00%	0.00%	5.80%	8/24/2023	997,500	988,185	1,004,981
Tennessee Merger T/L (Team Health)	Healthcare & Pharmaceuticals	Term Loan	Loan	2.75%	1.00%	0.00%	3.75%	2/6/2024	1,000,000	997,518	996,880
TGI Friday’s, Inc.	Food Services	Term Loan B	Loan	4.25%	1.00%	0.00%	5.25%	7/15/2020	1,651,817	1,648,856	1,646,316
Townsquare Media, Inc.	Media	Term Loan B	Loan	3.00%	1.00%	0.00%	4.00%	4/1/2022	932,522	927,933	937,185
TPF II Power LLC and TPF II Covert Midco LLC	Utilities	Term Loan B	Loan	4.00%	1.00%	0.00%	5.00%	10/2/2021	1,413,873	1,364,619	1,426,683
TransDigm, Inc.	Aerospace and Defense	Tranche C Term Loan	Loan	3.00%	0.75%	0.00%	3.78%	2/28/2020	4,233,198	4,238,155	4,249,920
Travel Leaders Group, LLC	Hotel, Gaming and Leisure	Term Loan B	Loan	5.25%	0.00%	0.00%	6.03%	1/25/2024	2,000,000	1,990,095	2,025,000
Trugreen Limited Partnership	Services: Business	Term Loan B	Loan	5.50%	1.00%	0.00%	6.50%	4/13/2023	497,500	490,931	503,719
Twin River Management Group, Inc.	Lodging & Casinos	Term Loan B	Loan	3.50%	1.00%	0.00%	4.50%	7/10/2020	809,438	810,684	819,556
Univar Inc.	Chemicals/Plastics	Term B Loan	Loan	2.75%	0.00%	0.00%	3.61%	7/1/2022	2,962,500	2,948,361	2,971,565
Univision Communications Inc.	Telecommunications	Replacement First-Lien Term Loan	Loan	3.00%	1.00%	0.00%	4.00%	3/1/2020	2,885,666	2,876,319	2,896,949
Valeant Pharmaceuticals International, Inc.	Drugs	Series D2 Term Loan B	Loan	4.25%	0.75%	0.00%	5.03%	2/13/2019	2,445,056	2,437,788	2,456,890
Verint Systems Inc.	Services: Business	Term Loan	Loan	2.75%	0.75%	0.00%	3.53%	9/6/2019	1,006,278	1,003,396	1,010,554
Vistra Operations Company T/L B (12/16)	Utilities	Term Loan B	Loan	3.25%	0.75%	0.00%	4.02%	12/13/2023	500,000	498,784	502,970
Vizient Inc.	Healthcare & Pharmaceuticals	Term Loan	Loan	4.00%	1.00%	0.00%	5.00%	2/13/2023	879,853	856,884	891,405
Vouvray US Finance	Industrial Equipment	Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	6/27/2021	487,500	485,889	486,891
Washington Inventory Service	Services: Business	U.S. Term Loan (First Lien)	Loan	0.00%	0.00%	5.75%	5.75%	12/20/2018	1,735,292	1,743,798	1,418,601
Western Digital Corporation	High Tech Industries	Term Loan B (USD)	Loan	3.75%	0.75%	0.00%	4.53%	5/1/2023	1,592,000	1,547,312	1,602,396
Windstream Services, LLC	Telecommunications	Term Loan B6	Loan	4.00%	0.75%	0.00%	4.78%	3/29/2021	999,375	989,489	1,006,121
Xerox Business Services T/L B (Conduent)	Services: Business	Term Loan	Loan	5.50%	0.75%	0.00%	6.28%	12/7/2023	750,000	737,850	761,955
Zekelman Industries (JMC Steel) T/L (01/17)	Nonferrous Metals/Minerals	Term Loan	Loan	3.75%	1.00%	0.00%	4.75%	6/14/2021	500,000	501,250	506,040
ZEP, Inc.	Chemicals/Plastics	Term Loan B	Loan	4.00%	1.00%	0.00%	5.00%	6/27/2022	2,955,000	2,941,390	2,984,550
Zest Holdings 1st Lien T/L (2014 Replacement)	Healthcare & Pharmaceuticals	Term Loan	Loan	4.75%	1.00%	0.00%	5.75%	8/17/2020	1,000,000	995,523	1,012,500

										$297,801,502	$292,460,648

									Principal	Cost	Fair Value
Cash and cash equivalents
U.S. Bank Money Market (a)									$13,046,555	$13,046,555	$13,046,555

Total cash and cash equivalents									$13,046,555	$13,046,555	$13,046,555

(a) Included within cash and cash equivalents in Saratoga CLO’s statements of assets and liabilities as of February 28, 2017.

Note 5. Agreements and Related Party Transactions

On July 30, 2010, the Company entered into the Management Agreement with our Manager. The initial term of the Management Agreement was two years, with automatic, one-year renewals at the end of each year, subject to certain approvals by our board of directors and/or the Company’s stockholders. On July 11, 2017, our board of directors approved the renewal of the Management Agreement for an additional one-year term. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly hurdle rate measured as of the end of each fiscal quarter, subject to a “catch-up” provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100.0% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter; and 20.0% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no claw back of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20.0% of our “incentive fee capital gains,” which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20.0% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the “incentive fee capital gains” calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

For the three months ended November 30, 2017 and November 30, 2016, the Company incurred $1.5 million and $1.2 million in base management fees, respectively. For the three months ended November 30, 2017 and November 30, 2016, the Company incurred $0.8 million and $0.8 million in incentive fees related to pre-incentive fee net investment income, respectively. For the three months ended November 30, 2017, the Company accrued $0.3 million in incentive fees related to capital gains. For the three months ended November 30, 2016, there was a reduction of $0.4 million in incentive fees related to capital gains. For the nine months ended November 30, 2017 and November 30, 2016, the Company incurred $4.4 million and $3.6 million in base management fees, respectively. For the nine months ended November 30, 2017 and November 30, 2016, the Company incurred $2.5 million and $2.2 million in incentive fees related to pre-incentive fee net investment income, respectively. For the nine months ended November 30, 2017 and November 30, 2016, the Company accrued $0.4 million and $0.1 million in incentive fees related to capital gains, respectively. The accrual is calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of November 30, 2017, the base management fees accrual was $1.5 million and the incentive fees accrual was $3.7 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities. As of February 28, 2017, the base management fees accrual was $1.2 million and the incentive fees accrual was $4.6 million and is included in base management and incentive fees payable in the accompanying consolidated statements of assets and liabilities.

On July 30, 2010, the Company entered into a separate administration agreement (the “Administration Agreement”) with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement was two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount of expenses payable or reimbursable thereunder by the Company was capped at $1.0 million for the initial two year term of the Administration Agreement and subsequent renewals. On July 8, 2015, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to increase the cap on the payment or reimbursement of expenses by the Company thereunder, which had not been increased since the inception of the agreement, to $1.3 million. On October 5, 2016, our board of directors determined to increase the cap on the payment or reimbursement of expenses by the Company under the Administration Agreement, from $1.3 million to $1.5 million, effective November 1, 2016. On July 11, 2017, our board of directors approved the renewal of the Administration Agreement for an additional one-year term, and determined to increase the cap on the payment or reimbursement of expenses by the Company from $1.5 million to $1.75 million, effective August 1, 2017.

For the three months ended November 30, 2017 and November 30, 2016, we recognized $0.4 million and $0.3 million in administrator expenses, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. For the nine months ended November 30, 2017 and November 30, 2016, we recognized $1.2 million and $1.0 million in administrator expenses, respectively, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of November 30, 2017, $0.4 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. As of February 28, 2017, $0.4 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statements of assets and liabilities. For the nine months ended November 30, 2017 and November 30, 2016, the Company neither bought nor sold any investments from the Saratoga CLO.

Note 6. Borrowings

Credit Facility

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing. Our asset coverage ratio, as defined in the 1940 Act, was 284.0% as of November 30, 2017 and 271.0% as of February 28, 2017.

On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the “Revolving Facility”). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the “Term Facility” and, together with the Revolving Facility, the “Facilities”), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral were used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender’s prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender’s prime rate plus 6.00% plus a default rate of 3.00%.

On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under the $45.0 million senior secured revolving credit facility (the “Credit Facility”) with Madison Capital Funding LLC, in each case, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets, other than those held by SBIC LP, have been pledged under the Credit Facility to secure our obligations thereunder.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the Credit Facility from $40.0 million to $45.0 million;

•	extend the period during which we may make and repay borrowings under the Credit Facility from July 30, 2013 to February 24, 2015 (the “Revolving Period”). The Revolving Period may, upon the occurrence of an event of default, by action of the lenders or automatically, be terminated. All borrowings and other amounts payable under the Credit Facility are due and payable five years after the end of the Revolving Period; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

On September 17, 2014, we entered into a second amendment to the Credit Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Credit Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

On May 18, 2017, we entered into a third amendment to the Credit Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from September 17, 2017 to September 17, 2020;

•	extend the final maturity date of the Credit Facility from September 17, 2022 to September 17, 2025 (unless terminated sooner upon certain events);

•	reduce the floor on base rate borrowings from 2.25% to 2.00%;

•	reduce the floor on LIBOR borrowings from 1.25% to 1.00%; and

•	reduce the commitment fee rate from 0.75% to 0.50% for any period during which the ratio of advances outstanding to aggregate commitments, expressed as a percentage, is greater than or equal to 50%.

As of November 30, 2017 and February 28, 2017, there was $1.0 million and $0.0, respectively, of outstanding borrowings under the Credit Facility and the Company was in compliance with all of the limitations and requirements of the Credit Facility. Financing costs of $3.1 million related to the Credit Facility have been capitalized and are being amortized over the term of the facility. For the three months ended November 30, 2017 and November 30, 2016, we recorded $0.2 million and $0.1 million of interest expense, respectively. For the nine months ended November 30, 2017 and November 30, 2016, we recorded $0.7 million and $0.3 million of interest expense, respectively. For the three months ended November 30, 2017 and November 30, 2016, we recorded $0.02 million and $0.02 million of amortization of deferred financing costs related to the Credit Facility and Revolving Facility, respectively. For the nine months ended November 30, 2017 and November 30, 2016, we recorded $0.1 million and $0.1 million of amortization of deferred financing costs related to the Credit Facility and Revolving Facility, respectively. The weighted average interest rates during the three and nine months ended November 30, 2017 on the outstanding borrowings under the Credit Facility were 6.05% and 5.97%, respectively. During the three and nine months ended November 30, 2017, the average dollar amount of outstanding borrowings under the Credit Facility was $6.0 million and $9.3 million, respectively. During the three and nine months ended November 30, 2016, there were no outstanding borrowings under the Credit Facility.

The Credit Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Credit Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Credit Facility has an eight year term, consisting of a three year period (the “Revolving Period”), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Credit Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50.0% to 75.0% of par or fair value depending on the type of loan asset) and the value of certain “eligible” loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 1.00%, plus an applicable margin of 4.75%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 2.00%, and the applicable margin over such alternative base rate is 3.75%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year (or 0.50% if the ratio of advances outstanding to aggregate commitments is greater than or equal to 50%) on the unused amount of the Credit Facility for the duration of the Revolving Period.

Our borrowing base under the Credit Facility was $31.8 million subject to the Credit Facility cap of $45.0 million at November 30, 2017. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC. Accordingly, the November 30, 2017 borrowing base relies upon the valuations set forth in the Quarterly Report on Form 10-Q for the period ended August 31, 2017, as filed with the SEC on October 11, 2017. The valuations presented in this Quarterly Report on Form 10-Q will not be incorporated into the borrowing base until after this Quarterly Report on Form 10-Q is filed with the SEC.

SBA Debentures

SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. As of November 30, 2017, we have funded SBIC LP with $75.0 million of equity capital, and have $134.7 million of SBA-guaranteed debentures outstanding. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA current regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, an SBIC must devote 25.0% of its investment activity to ‘‘smaller’’ concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that SBIC LP will receive SBA-guaranteed debenture funding, which is dependent upon SBIC LP continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders and debtholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

The Company received exemptive relief from the SEC to permit it to exclude the debt of SBIC LP guaranteed by the SBA from the definition of senior securities in the 200.0% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200.0% asset coverage test by permitting it to borrow up to $150.0 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of November 30, 2017 and February 28, 2017, there was $134.7 million and $112.7 million outstanding of SBA debentures, respectively. The carrying amount of the amount outstanding of SBA debentures approximates its fair value, which is based on a waterfall analysis showing adequate collateral coverage, $4.6 million, of financing costs related to the SBA debentures, have been capitalized and are being amortized over the term of the commitment and drawdown.

For the three months ended November 30, 2017 and November 30, 2016, we recorded $1.1 million and $0.9 million of interest expense related to the SBA debentures, respectively. For the three months ended November 30, 2017 and November 30, 2016, we recorded $0.1 million and $0.1 million of amortization of deferred financing costs related to the SBA debentures, respectively. The weighted average interest rate during the three months ended November 30, 2017 and November 30, 2016 on the outstanding borrowings of the SBA debentures was 3.14% and 3.08%, respectively. For the nine months ended November 30, 2017 and November 30, 2016, we recorded $3.0 million and $2.5 million of interest expense related to the SBA debentures, respectively. For the nine months ended November 30, 2017 and November 30, 2016, we recorded $0.4 million and $0.4 million of amortization of deferred financing costs related to the SBA debentures, respectively. The weighted average interest rate during the nine months ended November 30, 2017 and November 30, 2016 on the outstanding borrowings of the SBA debentures was 3.12% and 3.12%, respectively. During the three and nine months ended November 30, 2017, the average dollar amount of SBA debentures outstanding was $134.7 million and $127.8 million, respectively. During the three and nine months ended November 30, 2016, the average dollar amount of SBA debentures outstanding was $110.7 million and $106.0 million, respectively.

In December 2015, the 2016 omnibus spending bill approved by Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150.0 million when it has at least $75.0 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $350.0 million in SBA-guaranteed debentures when they have at least $175.0 million in combined regulatory capital.

On April 2, 2015, the SBA issued a “green light” letter inviting the Company to continue the application process to obtain a license to form and operate its second SBIC subsidiary. On September 27, 2016, the SBA informed us that as part of their continued review of our application for a second license, and in order to ensure that they were reviewing the most current information available, we would need to update all previously submitted materials and invited us to reapply. As a result of this request, with which we are in the process of complying, the existing “green light” letter that the SBA issued to us has expired. If approved in the future, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue up to $150.0 million of additional SBA-guaranteed debentures in addition to the $150.0 million already approved under the first license.

Notes

On May 10, 2013, the Company issued $42.0 million in aggregate principal amount of 7.50% fixed-rate notes due 2020 (the “2020 Notes”). The 2020 Notes will mature on May 31, 2020, and since May 31, 2016, may be redeemed in whole or in part at any time or from time to time at the Company’s option. Interest will be payable quarterly beginning August 15, 2013.

On May 17, 2013, the Company closed an additional $6.3 million in aggregate principal amount of the 2020 Notes, pursuant to the full exercise of the underwriters’ option to purchase additional 2020 Notes. On May 29, 2015, the Company entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. through which the Company may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the 2020 Notes through an At-the-Market (“ATM”) offering. As of November 30, 2017, the Company sold 539,725 bonds with a principal of $13,493,125 at an average price of $25.31 for aggregate net proceeds of $13,385,766 (net of transaction costs).

On December 21, 2016, the Company issued $74.5 million in aggregate principal amount of our 6.75% fixed-rate notes due 2023 (the “2023 Notes”) for net proceeds of $71.7 million after deducting underwriting commissions of approximately $2.3 million and offering costs of approximately $0.5 million. The issuance included the exercise of substantially all of the underwriters’ option to purchase an additional $9.8 million aggregate principal amount of 2023 Notes within 30 days. Interest on the 2023 Notes is paid quarterly in arrears on March 15, June 15, September 15 and December 15, at a rate of 6.75% per year, beginning March 30, 2017. The 2023 Notes mature on December 30, 2023, and commencing December 21, 2019, may be redeemed in whole or in part at any time or from time to time at our option. The net proceeds from the offering were used to repay all of the outstanding indebtedness under the 2020 Notes, which amounted to $61.8 million, and for general corporate purposes in accordance with our investment objective and strategies. The 2023 Notes are listed on the NYSE under the trading symbol “SAB” with a par value of $25.00 per share. The remaining unamortized deferred debt financing costs of $1.5 million (including underwriting commissions and net of issuance premiums), was recorded within loss on debt extinguishment in the consolidated statements of operations in the fourth quarter of the fiscal year ended February 28, 2017, when the related 2020 Notes were extinguished. As of November 30, 2017, $2.8 million of financing costs related to the 2023 Notes have been capitalized and are being amortized over the term of the 2023 Notes.

As of November 30, 2017, the carrying amount and fair value of the 2023 Notes was $74.5 million and $78.3 million, respectively. The fair value of the 2023 Notes, which are publicly traded, is based upon closing market quotes as of the measurement date and would be classified as a Level 1 liability within the fair value hierarchy. For the three and nine months ended November 30, 2017, we recorded $1.3 million and $3.8 million, respectively, of interest expense and $0.1 million and $0.3 million, respectively, of amortization of deferred financing costs related to the 2023 Notes. As of February 28, 2017, the carrying amount and fair value of the 2023 Notes was $74.5 million and $77.1 million, respectively. For the three and nine months ended November 30, 2016, we recorded $1.2 million and $3.5 million, respectively, of interest expense and $0.1 million and $0.3 million, respectively, of amortization of deferred financing costs related to the 2020 Notes. During the three and nine months ended November 30, 2017, the average dollar amount of 2023 Notes outstanding was $74.5 million. During the three and nine months ended November 30, 2016, the average dollar amount of 2020 Notes outstanding was $61.8 million.

Note 7. Commitments and contingencies

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at November 30, 2017:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$210,111	$—	$—	$—	$210,111

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $5.9 million and $2.0 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of November 30, 2017 and February 28, 2017, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s consolidated statements of assets and liabilities and are not reflected in the Company’s consolidated statements of assets and liabilities.

A summary of the composition of the unfunded commitments as of November 30, 2017 and February 28, 2017 is shown in the table below (dollars in thousands):

	As of
	November 30, 2017	February 28, 2017
CLEO Communications Holding, LLC	$3,000	$—
GreyHeller LLC	2,000	2,000
Pathway Partners Vet Management Company LLC	917	—

Total	$5,917	$2,000

Note 8. Directors Fees

The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of- pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of- pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three months ended November 30, 2017 and November 30, 2016, we incurred $0.04 million and $0.07 million for directors’ fees and expenses, respectively. For the nine months ended November 30, 2017 and November 30, 2016, we incurred $0.2 million and $0.2 million for directors’ fees and expenses, respectively. As of November 30, 2017 and February 28, 2017, $0.0 and $0.05 million in directors’ fees and expenses were accrued and unpaid, respectively. As of November 30, 2017, we had not issued any common stock to our directors as compensation for their services.

Note 9. Stockholders’ Equity

On May 16, 2006, GSC Group, Inc. capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

On March 28, 2007, the Company completed its IPO of 725,000 shares of common stock, priced at $150.00 per share, before underwriting discounts and commissions. Total proceeds received from the IPO, net of $7.1 million in underwriter’s discount and commissions, and $1.0 million in offering costs, were $100.7 million.

On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million.

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

On November 12, 2010, we declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share. Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock.

On October 30, 2013, the Company declared a dividend of $2.65 per share payable on December 27, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.18 per share payable on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock.

On September 24, 2014, the Company declared a dividend of $0.22 per share payable on February 27, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock.

On April 9, 2015, the Company declared a dividend of $0.27 per share payable on May 29, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock.

On May 14, 2015, the Company declared a special dividend of $1.00 per share payable on June 5, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock.

On July 8, 2015, the Company declared a dividend of $0.33 per share payable on August 31, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 47,861 newly issued shares of common stock.

On October 7, 2015, the Company declared a dividend of $0.36 per share payable on November 30, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 61,029 newly issued shares of common stock.

On January 12, 2016, the Company declared a dividend of $0.40 per share payable on February 29, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.4 million in cash and 66,765 newly issued shares of common stock.

On March 31, 2016, the Company declared a dividend of $0.41 per share payable on April 27, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.5 million in cash and 56,728 newly issued shares of common stock.

On July 7, 2016, the Company declared a dividend of $0.43 per share payable on August 9, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.5 million in cash and 58,167 newly issued shares of common stock.

On August 8, 2016, the Company declared a special dividend of $0.20 per share payable on September 5, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.7 million in cash and 24,786 newly issued shares of common stock.

On October 5, 2016, the Company declared a dividend of $0.44 per share payable on November 9, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.5 million in cash and 58,548 newly issued shares of common stock.

On January 12, 2017, the Company declared a dividend of $0.45 per share payable on February 9, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.6 million in cash and 50,453 newly issued shares of common stock.

On February 28, 2017, the Company declared a dividend of $0.46 per share payable on March 28, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 29,096 newly issued shares of common stock.

On May 30, 2017, the Company declared a dividend of $0.47 per share payable on June 27, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.3 million in cash and 26,222 newly issued shares of common stock.

On August 28, 2017, the Company declared a dividend of $0.48 per share payable on September 26, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.2 million in cash and 33,551 newly issued shares of common stock.

On September 24, 2014, the Company announced the approval of an open market share repurchase plan that allowed it to repurchase up to 200,000 shares of its common stock at prices below its NAV as reported in its then most recently published consolidated financial statements. On October 7, 2015, the Company’s board of directors extended the open market share repurchase plan for another year and increased the number of shares the Company is permitted to repurchase at prices below its NAV, as reported in its then most recently published consolidated financial statements, to 400,000 shares of its common stock. On October 5, 2016, the Company’s board of directors extended the open market share repurchase plan for another year to October 15, 2017 and increased the number of shares the Company is permitted to repurchase at prices below its NAV, as reported in its then most recently published consolidated financial statements, to 600,000 shares of its common stock. On October 10, 2017, the Company’s board of directors extended the open market share repurchase plan for another year to October 15, 2018, leaving the number of shares unchanged at 600,000 shares of its common stock. As of November 30, 2017, the Company purchased 218,491 shares of common stock, at the average price of $16.87 for approximately $3.7 million pursuant to this repurchase plan.

On March 16, 2017, we entered into an equity distribution agreement with Ladenburg Thalmann & Co. Inc., through which we may offer for sale, from time to time, up to $30.0 million of our common stock through an ATM offering. As of November 30, 2017, the Company sold 266,113 shares for gross proceeds of $6.0 million at an average price of $22.49 for aggregate net proceeds of $5.9 million (net of transaction costs).

Note 10. Summarized Financial Information of Our Unconsolidated Subsidiary

In accordance with SEC Regulation S-X Rules 3-09 and 4-08(g), the Company must determine which of its unconsolidated controlled portfolio companies, if any, are considered “significant subsidiaries.” After performing this analysis, the Company determined that one of its portfolio companies, Easy Ice, LLC (“Easy Ice”) is not a significant subsidiary for the three months ended November 30, 2017 under at least one of the significance conditions of Rule 4-08(g) of SEC Regulation S-X, but was a significant subsidiary for the year ended February 28, 2017. Accordingly, audited financial information for the year ended December 31, 2016 and as of December 31, 2016 has been included as follows (in thousands):

As of
Balance Sheet – Easy Ice, LLC	December 31, 2016
Current assets	$1,058
Noncurrent assets	$18,245
Current liabilities	$3,473
Noncurrent liabilities	$23,113
Total deficit	$(7,283)

For the year ended
Statements of Operations – Easy Ice, LLC	December 31, 2016
Rental income	$14,463
Rental expenses	$8,463
Gross margin	$6,000
Operating expenses	$5,123
Income from operations	$877
Net loss	$(1,356)

Note 11. Earnings Per Share

In accordance with the provisions of FASB ASC 260, “Earnings per Share” (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets resulting from operations per share for the three and nine months ended November 30, 2017 and November 30, 2016 (dollars in thousands except share and per share amounts):

	For the three months ended		For the nine months ended
Basic and diluted	November 30, 2017	November 30, 2016	November 30, 2017	November 30, 2016
Net increase in net assets resulting from operations	$4,263	$1,574	$12,147	$10,133
Weighted average common shares outstanding	6,040,311	5,727,933	5,952,086	5,735,443
Weighted average earnings per common share	$0.71	$0.27	$2.04	$1.77

Note 12. Dividend

On August 28, 2017, the Company declared a dividend of $0.48 per share which was paid on September 26, 2017, to common stockholders of record as of September 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP.

Based on shareholder elections, the dividend consisted of approximately $2.2 million in cash and 33,551 newly issued shares of common stock, or 0.6% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $20.19 per share, which equaled the volume weighted average trading price per share of the common stock on September 13, 14, 15, 18, 19, 20, 21, 22, 25 and 26, 2017.

On May 30, 2017, the Company declared a dividend of $0.47 per share which was paid on June 27, 2017, to common stockholders of record as of June 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP.

Based on shareholder elections, the dividend consisted of approximately $2.3 million in cash and 26,222 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $20.04 per share, which equaled the volume weighted average trading price per share of the common stock on June 14, 15, 16, 19, 20, 21, 22, 23, 26 and 27, 2017.

On February 28, 2017, the Company declared a dividend of $0.46 per share which was paid on March 28, 2017, to common stockholders of record as of March 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP.

Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 29,096 newly issued shares of common stock, or 0.5% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $21.38 per share, which equaled the volume weighted average trading price per share of the common stock on March 15, 16, 17, 20, 21, 22, 23, 24, 27 and 28, 2017.

The following table summarizes dividends declared for the nine months ended November 30, 2017 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
August 28, 2017	September 15, 2017	September 26, 2017	$0.48	$2,866
May 30, 2017	June 15, 2017	June 27, 2017	$0.47	$2,792
February 28, 2017	March 15, 2017	March 28, 2017	$0.46	$2,666

Total dividends declared			$1.41	$8,324

*	Amount per share is calculated based on the number of shares outstanding at the date of declaration.

The following table summarizes dividends declared for the nine months ended November 30, 2016 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
October 5, 2016	October 31, 2016	November 9, 2016	$0.44	$2,509
August 8, 2016	August 24, 2016	September 5, 2016	$0.20	$1,151
July 7, 2016	July 29, 2016	August 9, 2016	$0.43	$2,466
March 31, 2016	April 15, 2016	April 27, 2016	$0.41	$2,346

Total dividends declared			$1.48	$8,472

*	Amount per share is calculated based on the number of shares outstanding at the date of declaration.

Note 13. Financial Highlights

The following is a schedule of financial highlights for the nine months ended November 30, 2017 and November 30, 2016:

	November 30, 2017	November 30, 2016
Per share data:
Net asset value at beginning of period	$21.97	$22.06
Net investment income(1)	1.58	1.49
Net realized and unrealized gains and losses on investments	0.46	0.28

Net increase in net assets from operations	2.04	1.77
Distributions declared from net investment income	(1.41)	(1.48)

Total distributions to stockholders	(1.41)	(1.48)
Dilution(4)	(0.02)	(0.14)
Net asset value at end of period	$22.58	$22.21
Net assets at end of period	$138,846,223	$127,679,730
Shares outstanding at end of period	6,149,582	5,748,247
Per share market value at end of period	$22.30	$20.18
Total return based on market value(2)	4.96%	56.98%
Total return based on net asset value(3)	10.00%	11.37%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(8)	10.21%	9.54%
Ratio of operating expenses to average net assets(7)	7.95%	7.10%
Ratio of incentive management fees to average net assets(6)	2.23%	1.83%
Ratio of interest and debt financing expenses to average net assets(7)	8.30%	7.42%
Ratio of total expenses to average net assets(8)	18.48%	16.35%
Portfolio turnover rate(5)	14.08%	31.25%
Asset coverage ratio per unit(6)	2,840	3,066
Average market value per unit:
Credit Facility(9)	N/A	N/A
SBA Debentures(9)	N/A	N/A
2020 Notes	N/A	25.35
2023 Notes	26.10	N/A

(1)	Net investment income per share is calculated using the weighted average shares outstanding during the period.
(2)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.
(3)	Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total investment return does not reflect brokerage commissions.

(4)	Represents the dilutive effect of issuing common stock below net asset value per share during the period in connection with the satisfaction of the Company’s annual RIC distribution requirement. See Note 12, Dividend.
(5)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.
(6)	Ratios are not annualized.
(7)	Ratios are annualized.
(8)	Ratios are annualized. Incentive management fees included within the ratio are not annualized.
(9)	The Credit Facility and SBA Debentures are not registered for public trading.

Note 14. Subsequent Events

The Company has evaluated subsequent events through the filing of this Form 10-Q and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the consolidated financial statements except for the following:

On November 29, 2017, the Company declared a dividend of $0.49 per share payable on December 27, 2017, to common stockholders of record on December 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant the Company’s DRIP. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 25,435 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $21.14 per share, which equaled the volume weighted average trading price per share of the common stock on December 13, 14, 15, 18, 19, 20, 21, 22, 26 and 27, 2017.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this Quarterly Report on Form 10-Q. In addition to historical information, the following discussion and other parts of this Quarterly Report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under Part I. Item 1A in our Annual Report on Form 10-K for the fiscal year ended February 28, 2017.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment, including our ability to operate as a business development company (“BDC”), or to operate our small business investment company (“SBIC”) subsidiary, and to continue to qualify to be taxed as a regulated investment company (“RIC”);

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies; and

•	the ability of our investment adviser to locate suitable investments for us and to monitor and effectively administer our investments.

You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Quarterly Report on Form 10-Q relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Quarterly Report on Form 10-Q.

OVERVIEW

We are a Maryland corporation that has elected to be treated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We invest primarily in leveraged loans and mezzanine debt issued by private U.S. middle market companies, which we define as companies having EBITDA of between $2 million and $50 million, both through direct lending and through participation in loan syndicates. We may also invest up to 30.0% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, which may include securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds. Although we have no current intention to do so, to the extent we invest in private equity funds, we will limit our investments in entities that are excluded from the definition of “investment company” under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, which includes private equity funds, to no more than 15.0% of its net assets. We have elected and qualified to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Corporate History and Recent Developments

We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, as described below we engaged Saratoga Investment Advisors (“SIA”) to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

As a result of the event of default under a revolving securitized credit facility with Deutsche Bank we previously had in place, in December 2008 we engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us. On April 14, 2010, GSC Investment Corp. entered into a stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which GSC Investment Corp. assumed certain rights and obligations of Saratoga Investment Advisors under a debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding LLC, which indicated Madison Capital Funding’s willingness to provide GSC Investment Corp. with a $40.0 million senior secured revolving credit facility, subject to the satisfaction of certain terms and conditions. In addition, GSC Investment Corp. and GSCP (NJ), L.P. entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

On July 30, 2010, the transactions contemplated by the stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates were completed, the private sale of 986,842 shares of our common stock for $15.0 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates closed, the Company entered into the Credit Facility, and the Company began doing business as Saratoga Investment Corp.

We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Credit Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

In January 2011, we registered for public resale of the 986,842 shares of our common stock issued to Saratoga Investment Advisors and certain of its affiliates.

On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP (“SBIC LP”), received an SBIC license from the Small Business Administration (“SBA”).

In May 2013, we issued $48.3 million in aggregate principal amount of our 7.50% unsecured notes due 2020 (the “2020 Notes”) for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option. Interest on these 2020 Notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15, at a rate of 7.50% per year, beginning August 15, 2013. The 2020 Notes mature on May 31, 2020 and since May 31, 2016, may be redeemed in whole or in part at any time or from time to time at our option. The 2020 Notes were listed on the NYSE under the trading symbol “SAQ” with a par value of $25.00 per share. The 2020 Notes were redeemed in full on January 13, 2017.

On May 29, 2015, we entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. through which we may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the 2020 Notes through an At-the-Market (“ATM”) offering. As of November 30, 2017, the Company sold 539,725 bonds with a principal of $13,493,125 at an average price of $25.31 for aggregate net proceeds of $13,385,766 (net of transaction costs).

On December 21, 2016, we issued $74.5 million in aggregate principal amount of our 6.75% fixed-rate notes due 2023 (the “2023 Notes”) for net proceeds of $72.1 million after deducting underwriting commissions of approximately $2.0 million and offering costs of approximately $0.5 million. The issuance included the exercise of substantially all of the underwriters’ option to purchase an additional $9.8 million aggregate principal amount of 2023 Notes within 30 days. Interest on the 2023 Notes is paid quarterly in arrears on March 15, June 15, September 15 and December 15, at a rate of 6.75% per year, beginning March 30, 2017. The 2023 Notes mature on December 20, 2023, and commencing December 21, 2019, may be redeemed in whole or in part at any time or from time to time at our option. The 2023 Notes are listed on the NYSE under the trading symbol “SAB” with a par value of $25.00 per share.

On March 16, 2017, we entered into an equity distribution agreement with Ladenburg Thalmann & Co. Inc., through which we may offer for sale, from time to time, up to $30.0 million of our common stock through an ATM offering. As of November 30, 2017, the Company sold 266,113 shares for gross proceeds of $6.0 million at an average price of $22.49 for aggregate net proceeds of $5.9 million (net of transaction costs).

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the Company’s consolidated financial statements. We have identified investment valuation, revenue recognition and the recognition of capital gains incentive fee expense as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the balance sheet date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from Saratoga Investment Advisers, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

•	An independent valuation firm engaged by our board of directors independently reviews a selection of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least once each fiscal year.

In addition, all our investments are subject to the following valuation process:

•	The audit committee of our board of directors reviews and approves each preliminary valuation and Saratoga Investment Advisors and an independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

•	Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of Saratoga Investment Advisors, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

Our investment in Saratoga Investment Corp. CLO 2013-1, Ltd. (“Saratoga CLO”) is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by SIA and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flow analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

Revenue Recognition

Income Recognition

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums on investments.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Payment-in-Kind Interest

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Capital Gains Incentive Fee

The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

Revenues

We generate revenue in the form of interest income and capital gains on the debt investments that we hold and capital gains, if any, on equity interests that we may acquire. We expect our debt investments, whether in the form of leveraged loans or mezzanine debt, to have terms of up to ten years, and to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either quarterly or semi-annually. In some cases, our debt investments may provide for a portion of the interest to be PIK. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest in preferred equity securities that pay dividends on a current basis.

On January 22, 2008, we entered into a collateral management agreement with Saratoga CLO, pursuant to which we act as its collateral manager. The Saratoga CLO was initially refinanced in October 2013 and its reinvestment period ended in October 2016.

On November 15, 2016, we completed the second refinancing of the Saratoga CLO. The Saratoga CLO refinancing, among other things, extended its reinvestment period to October 2018, and extended its legal maturity date to October 2025. Following the refinancing, the Saratoga CLO portfolio remained at the same size and with a similar capital structure of approximately $300.0 million in aggregate principal amount of predominantly senior secured first lien term loans. In addition to refinancing its liabilities, we also purchased $4.5 million in aggregate principal amount of the Class F notes tranche of the Saratoga CLO at par, with a coupon of LIBOR plus 8.5%.

The Saratoga CLO remains effectively 100% owned and managed by Saratoga Investment Corp. Following the refinancing, we receive a base management fee of 0.10% and a subordinated management fee of 0.40% of the fee basis amount at the beginning of the collection period, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20.0% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return paid in cash equal to or greater than 12.0%.

We recognize interest income on our investment in the subordinated notes of Saratoga CLO using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Expenses

Our primary operating expenses include the payment of investment advisory and management fees, professional fees, directors and officers insurance, fees paid to independent directors and administrator expenses, including our allocable portion of our administrator’s overhead. Our investment advisory and management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	expenses incurred by our investment adviser payable for travel and due diligence on our prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory and management fees;

•	fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	federal and state registration fees;

•	all costs of registration and listing our common stock on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by governmental bodies (including the Securities and Exchange Commission (“SEC”) and the SBA);

•	costs of any reports, proxy statements or other notices to common stockholders including printing costs;

•	our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

•	administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the Administration Agreement based upon our allocable portion of the administrator’s overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

Pursuant to the investment advisory and management agreement that we had with GSCP (NJ), L.P., our former investment adviser and administrator, we had agreed to pay GSCP (NJ), L.P. as investment adviser a quarterly base management fee of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters and an incentive fee.

The incentive fee had two parts:

•	A fee, payable quarterly in arrears, equal to 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeded a 1.875% quarterly hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser received no incentive fee unless our pre-incentive fee net investment income exceeded the hurdle rate of 1.875%. Amounts received as a return of capital were not included in calculating this portion of the incentive fee. Since the hurdle rate was based on net assets, a return of less than the hurdle rate on total assets could still have resulted in an incentive fee.

•	A fee, payable at the end of each fiscal year, equal to 20.0% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date.

We deferred cash payment of any incentive fee otherwise earned by our former investment adviser if, during the then most recent four full fiscal quarters ending on or prior to the date such payment was to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of such period. These calculations were appropriately pro-rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee would become payable on the next date on which such test had been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement. We commenced deferring cash payment of incentive fees during the quarterly period ended August 31, 2007, and continued to defer such payments through the quarterly period ended May 31, 2010. As of July 30, 2010, the date on which GSCP (NJ), L.P. ceased to be our investment adviser and administrator, we owed GSCP (NJ), L.P. $2.9 million in fees for services previously provided to us; of which $0.3 million has been paid by us. GSCP (NJ), L.P. agreed to waive payment by us of the remaining $2.6 million in connection with the consummation of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this Quarterly Report.

The terms of the investment advisory and management agreement with Saratoga Investment Advisors, our current investment adviser, are substantially similar to the terms of the investment advisory and management agreement we had entered into with GSCP (NJ), L.P., our former investment adviser, except for the following material distinctions in the fee terms:

•	The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee payable to Saratoga Investment Advisors and, as a result, Saratoga Investment Advisors will be entitled to 20.0% of net gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 equal the fair value of such investment as of such date. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P., the capital gains fee was calculated from March 21, 2007, and the gains were substantially outweighed by losses.

•	Under the “catch up” provision, 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% but is less than or equal to 2.344% in any fiscal quarter is payable to Saratoga Investment Advisors. This will enable Saratoga Investment Advisors to receive 20.0% of all net investment income as such amount approaches 2.344% in any quarter, and Saratoga Investment Advisors will receive 20.0% of any additional net investment income. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P. only received 20.0% of the excess net investment income over 1.875%.

•	We will no longer have deferral rights regarding incentive fees in the event that the distributions to stockholders and change in net assets is less than 7.5% for the preceding four fiscal quarters.

To the extent that any of our leveraged loans are denominated in a currency other than U.S. Dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of interest rate caps, futures, options and forward contracts. Costs incurred in entering into or settling such contracts will be borne by us.

New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. Early adoption is permitted. Management is currently evaluating the impact ASU 2016-15 will have on the Company’s consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, Amendments to the Leases (“ASU Topic 842”), which will require for all operating leases the recognition of a right-of-use asset and a lease liability, in the statement of financial position. The lease cost will be allocated over the lease term on a straight-line basis. This guidance is effective for annual and interim periods beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). ASU 2016-01 retains many current requirements for the classification and measurement of financial instruments; however, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. ASU 2016-01 also amends certain disclosure requirements associated with the fair value of financial instruments. This guidance is effective for annual and interim periods beginning after December 15, 2017, and early adoption is not permitted for public business entities. Management is currently evaluating the impact the adoption of this standard has on our consolidated financial statements and disclosures.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In May 2016, ASU 2016-12 amended ASU 2014-09 and deferred the effective period for annual periods beginning after December 15, 2017. Management has concluded that the majority of its revenues associated with financial instruments are scoped out of ASC 606. Management is evaluating the impact of the standard on certain other income earned by the Company.

Portfolio and investment activity

Corporate Debt Portfolio Overview

	At November 30, 2017	At February 28, 2017
	($ in millions)	($ in millions)
Number of investments(1)	57	52
Number of portfolio companies(3)	32	28
Average investment size(1)	$5.7	$5.4
Weighted average maturity(1)	3.7 yrs	3.8 yrs
Number of industries(3)	9	9
Average investment per portfolio company(1)	$9.9	$9.7
Non-performing or delinquent investments	$8.3	$8.4
Fixed rate debt (% of interest bearing portfolio)(2)	$48.2(16.0%)	$44.2(16.9%)
Weighted average current coupon(2)	11.4%	11.4%
Floating rate debt (% of interest bearing portfolio)(2)	$252.7(84.0%)	$217.6(83.1%)
Weighted average current spread over LIBOR(2)(4)	9.4%	9.3%

(1)	Excludes our investment in the subordinated notes of Saratoga CLO.

(2)	Excludes our investment in the subordinated notes of Saratoga CLO and equity interests.
(3)	Excludes our investment in the subordinated notes of Saratoga CLO and Class F notes tranche of Saratoga CLO.
(4)	Calculation uses either 1-month or 3-month LIBOR, depending on the contractual terms, and after factoring in any existing LIBOR floors.

During the three months ended November 30, 2017, we invested $5.2 million in new or existing portfolio companies and had $1.8 million in aggregate amount of exits and repayments resulting in net investments of $3.4 million for the period. During the three months ended November 30, 2016, we invested $30.1 million in new or existing portfolio companies and had $23.8 million in aggregate amount of exits and repayments resulting in net investments of $6.3 million for the period.

During the nine months ended November 30, 2017, we invested $86.9 million in new or existing portfolio companies and had $45.6 million in aggregate amount of exits and repayments resulting in net investments of $41.3 million for the period. During the nine months ended November 30, 2016, we invested $85.9 million in new or existing portfolio companies and had $94.7 million in aggregate amount of exits and repayments resulting in net repayments of $8.8 million for the period.

Our portfolio composition at November 30, 2017 and February 28, 2017 at fair value was as follows:

Portfolio composition

	At November 30, 2017		At February 28, 2017
	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
Syndicated loans	2.7%	5.6%	3.4%	5.3%
First lien term loans	54.8	10.8	54.3	10.5
Second lien term loans	29.3	11.9	30.0	11.7
Structured finance securities	4.8	19.4	5.3	12.7
Equity interests	8.4	3.6	7.0	0.4

Total	100.0%	11.3%	100.0%	10.9%

Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at November 30, 2017 and February 28, 2017 was composed of $308.6 million and $297.1 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. (See “Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility” in our Annual Report on Form 10-K for the fiscal year ended February 28, 2017). We do not consolidate the Saratoga CLO portfolio in our consolidated financial statements. Accordingly, the metrics below do not include the underlying Saratoga CLO portfolio investments. However, at November 30, 2017, $296.7 million or 98.0% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and one Saratoga CLO portfolio investment was in default with a fair value of $1.6 million. At February 28, 2017, $288.5 million or 98.7% of the Saratoga CLO portfolio investments in terms of market value had a CMR (as defined below) color rating of green or yellow and one Saratoga CLO portfolio investment was in default with a fair value of $1.4 million.

Saratoga Investment Advisors normally grades all of our investments using a credit and monitoring rating system (“CMR”). The CMR consists of a single component: a color rating. The color rating is based on several criteria, including financial and operating strength, probability of default, and restructuring risk. The color ratings are characterized as follows: (Green)—performing credit; (Yellow)—underperforming credit; (Red)—in principal payment default and/or expected loss of principal.

The CMR distribution of our investments at November 30, 2017 and February 28, 2017 was as follows:

Portfolio CMR distribution

	At November 30, 2017		At February 28, 2017
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$290,304	85.7%	$245,678	83.9%
Yellow	8,276	2.4	8,423	2.9
Red	8	0.0	7,069	2.4
N/A(1)	40,250	11.9	31,491	10.8

Total	$338,838	100.0%	$292,661	100.0%

(1)	Comprised of our investment in the subordinated notes of Saratoga CLO and equity interests.

The change in reserve from $0.2 million as of February 28, 2017 to $1.4 million as of November 30, 2017 primarily related to the increase in reserve for the nine months on the non-performing and delinquent investment, TM Restaurant Group L.L.C.

The CMR distribution of Saratoga CLO investments at November 30, 2017 and February 28, 2017 was as follows:

Portfolio CMR distribution

	At November 30, 2017		At February 28, 2017
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Green	$268,903	88.8%	$266,449	91.1%
Yellow	27,819	9.2	22,064	7.6
Red	5,968	2.0	3,925	1.3
N/A(1)	4	0.0	23	0.0

Total	$302,694	100.0%	$292,461	100.0%

(1)	Comprised of Saratoga CLO’s equity interests.

Portfolio composition by industry grouping at fair value

The following table shows our portfolio composition by industry grouping at fair value at November 30, 2017 and February 28, 2017:

	At November 30, 2017		At February 28, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Business Services	$192,925	56.9%	$161,212	55.1%
Healthcare Services	39,954	11.8	38,544	13.2
Education	26,783	7.9	10,928	3.7
Media	17,876	5.3	18,698	6.4
Consumer Services	17,226	5.1	20,748	7.1
Structured Finance Securities(1)	16,313	4.8	15,450	5.3
Building Products	14,850	4.4	—	—
Food and Beverage	8,275	2.4	8,423	2.9
Metals	4,342	1.3	851	0.3
Consumer Products	294	0.1	968	0.3
Real Estate	—	—	16,839	5.7

Total	$338,838	100.0%	$292,661	100.0%

(1)	Comprised of our investment in the subordinated notes and Class F Note of Saratoga CLO.

The following table shows Saratoga CLO’s portfolio composition by industry grouping at fair value at November 30, 2017 and February 28, 2017:

	At November 30, 2017		At February 28, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Services: Business	$41,880	13.8%	$40,675	13.9%
High Tech Industries	29,052	9.6	17,851	6.1
Healthcare & Pharmaceuticals	26,287	8.7	33,002	11.3
Telecommunications	18,873	6.2	13,704	4.7
Banking, Finance, Insurance & Real Estate	17,316	5.7	14,752	5.0
Retailers (Except Food and Drugs)	16,987	5.6	14,706	5.0
Chemicals/Plastics	15,257	5.0	21,492	7.4
Media	11,192	3.7	11,283	3.9
Aerospace and Defense	10,690	3.5	11,643	4.0
Automotive	9,061	3.0	6,088	2.1
Industrial Equipment	8,068	2.7	9,853	3.4
Services: Consumer	7,769	2.6	788	0.3
Leisure Goods/Activities/Movies	7,484	2.5	9,627	3.3
Transportation	6,977	2.3	2,731	0.9
Retail	6,414	2.1	—	—
Utilities	5,936	2.0	4,944	1.7
Financial Intermediaries	4,504	1.5	9,476	3.2
Publishing	4,347	1.4	4,580	1.6
Food Services	4,174	1.4	5,932	2.0
Oil & Gas	4,143	1.4	3,209	1.1
Beverage, Food & Tobacco	3,971	1.3	3,013	1.0
Drugs	3,774	1.3	5,394	1.8
Capital Equipment	3,595	1.2	6,026	2.1
Technology	3,547	1.2	3,935	1.3
Containers/Glass Products	3,409	1.1	2,008	0.7
Electronics/Electric	3,391	1.1	8,036	2.7
Construction & Building	2,921	1.0	1,974	0.7
Insurance	2,911	1.0	3,001	1.0
Conglomerate	2,534	0.8	3,584	1.2
Brokers/Dealers/Investment Houses	2,426	0.8	2,479	0.8
Lodging and Casinos	2,304	0.8	4,311	1.5
Hotel, Gaming and Leisure	2,020	0.7	2,025	0.7
Food/Drug Retailers	1,860	0.6	2,877	1.0
Food Products	1,619	0.5	3,147	1.1
Cable and Satellite Television	1,602	0.5	1,617	0.6
Consumer Goods: Non-Durable	1,005	0.3	—	—
Forest Products & Paper	1,001	0.3	—	—
Media, Broadcasting & Subscription	1,001	0.3	—	—
Consumer Goods: Durable	503	0.2	—	—
Metals & Mining	502	0.2	—	—
Broadcast Radio and Television	387	0.1	343	0.1
Nonferrous Metals/Minerals	—	—	1,312	0.4
Environmental Industries	—	—	800	0.3
Building and Development	—	—	243	0.1

Total	$302,694	100.0%	$292,461	100.0%

Portfolio composition by geographic location at fair value

The following table shows our portfolio composition by geographic location at fair value at November 30, 2017 and February 28, 2017. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	At November 30, 2017		At February 28, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Southeast	$153,313	45.2%	$116,186	39.7%
Midwest	85,465	25.2	75,154	25.7
Southwest	36,800	10.9	34,060	11.6
Northeast	34,782	10.3	38,880	13.3
Other (1)	16,313	4.8	15,450	5.3
Northwest	7,729	2.3	7,780	2.6
West	4,436	1.3	5,151	1.8

Total	$338,838	100.0%	$292,661	100.0%

(1)	Comprised of our investment in the subordinated notes and Class F Note of Saratoga CLO.

Results of operations

Operating results for the three and nine months ended November 30, 2017 and November 30, 2016 were as follows:

	For the three months ended
	November 30, 2017	November 30, 2016
	($ in thousands)
Total investment income	$9,526	$8,442
Total operating expenses	6,510	5,023

Net investment income	3,016	3,419
Net realized gains from investments	21	260
Net change in unrealized appreciation (depreciation) on investments	1,226	(2,105)

Net increase in net assets resulting from operations	$4,263	$1,574

	For the nine months ended
	November 30, 2017	November 30, 2016
	($ in thousands)
Total investment income	$28,487	$24,799
Total operating expenses	19,076	16,238

Net investment income	9,411	8,561
Net realized gains (losses) from investments	(5,658)	12,300
Net change in unrealized appreciation (depreciation) on investments	8,394	(10,728)

Net increase in net assets resulting from operations	$12,147	$10,133

Investment income

The composition of our investment income for the three and nine months ended November 30, 2017 and November 30, 2016 were as follows:

	For the three months ended
	November 30, 2017	November 30, 2016
	($ in thousands)
Interest from investments	$8,891	$7,456
Management fee income	376	375
Incentive fee income	209	—
Interest from cash and cash equivalents and other income	50	611

Total investment income	$9,526	$8,442

	For the nine months ended
	November 30, 2017	November 30, 2016
	($ in thousands)
Interest from investments	$25,818	$22,040
Management fee income	1,128	1,124
Incentive fee income	477	—
Interest from cash and cash equivalents and other income	1,064	1,635

Total investment income	$28,487	$24,799

For the three months ended November 30, 2017, total investment income of $9.5 million increased $1.1 million, or 12.8% compared to $8.4 million for the three months ended November 30, 2016. Interest income from investments increased $1.4 million, or 19.2%, to $8.9 million for the three months ended November 30, 2017 from $7.5 million for the three months ended November 30, 2016. This reflects an increase of 22.1% in total investments to $338.8 million at November 30, 2017 from $277.6 million at November 30, 2016, with the weighted average current coupon increasing from 10.8% to 11.3%.

For the nine months ended November 30, 2017, total investment income of $28.5 million increased $3.7 million, or 14.9% compared to $24.8 million for the nine months ended November 30, 2016. Interest income from investments increased $3.8 million, or 17.1%, to $25.8 million for the nine months ended November 30, 2017 from $22.0 million for the nine months ended November 30, 2016. This reflects an increase of 22.1% in total investments to $338.8 million at November 30, 2017 from $277.6 million at November 30, 2016, with the weighted average current coupon increasing from 10.8% to 11.3%.

For the three months ended November 30, 2017 and November 30, 2016, total PIK income was $0.8 million and $0.2 million, respectively. For the nine months ended November 30, 2017 and November 30, 2016, total PIK income was $1.8 million and $0.5 million, respectively. The increase was primarily due to the investments in Easy Ice, LLC and My Alarm Center, LLC that increased PIK interest during these periods.

For the three and nine months ended November 30, 2017, incentive fee income of $0.2 million and $0.5 million, respectively, was recognized related to the Saratoga CLO, reflecting the 12.0% hurdle rate that has been achieved. For the three and nine months ended November 30, 2016, we did not accrue any amounts related to the incentive management fee from Saratoga CLO as the 12.0% hurdle rate had not yet been achieved.

Operating expenses

The composition of our operating expenses for the three and nine months ended November 30, 2017 and November 30, 2016 was as follows:

	For the three months ended
	November 30, 2017	November 30, 2016
	($ in thousands)
Interest and debt financing expenses	$2,759	$2,369
Base management fees	1,485	1,220
Professional fees	388	330
Administrator expenses	438	342
Incentive management fees	1,055	395
Insurance	65	69
Directors fees and expenses	43	66
General and administrative and other expenses	277	232
Excise tax expense (credit)	—	—

Total operating expenses	$6,510	$5,023

	For the nine months ended
	November 30, 2017	November 30, 2016
	($ in thousands)
Interest and debt financing expenses	$8,245	$7,107
Base management fees	4,358	3,650
Professional fees	1,180	992
Administrator expenses	1,208	992
Incentive management fees	2,940	2,331
Insurance	197	210
Directors fees and expenses	154	192
General and administrative and other expenses	809	764
Excise tax expense (credit)	(15)	—

Total operating expenses	$19,076	$16,238

For the three months ended November 30, 2017, total operating expenses increased $1.5 million, or 29.6% compared to the three months ended November 30, 2016. For the nine months ended November 30, 2017, total operating expenses increased $2.8 million, or 17.5% compared to the nine months ended November 30, 2016.

For the three and nine months ended November 30, 2017 and November 30, 2016, the increase in interest and debt financing expenses is primarily attributable to an increase in outstanding debt as compared to the prior year, with increased levels of outstanding SBA debentures, additional notes being issued and our Credit Facility having an outstanding balance this quarter-end. Our SBA debentures increased from $112.7 million at November 30, 2016 to $134.7 million at November 30, 2017, while the 2020 Notes were repaid and the 2023 Notes issued, increasing the notes payable from $61.8 million outstanding to $74.5 million outstanding for these same periods. For the three months ended November 30, 2017, the weighted average interest rate on our outstanding indebtedness was 4.47% compared to 4.66% for the three months ended November 30, 2016. For the nine months ended November 30, 2017, the weighted average interest rate on our outstanding indebtedness was 4.52% compared to 4.73% for the nine months ended November 30, 2016. For both periods, the decrease was primarily driven by an increase in SBA debentures that carry a lower interest rate as well as the notes payable interest rate decreasing from 7.50% to 6.75% following the refinancing of the 2020 Notes. SBA debentures decreased from 64.6% of overall debt as of November 30, 2016 to 64.1% as of November 30, 2017, primarily due to the increase in notes issued and the $1.0 million outstanding on the Credit Facility.

For the three months ended November 30, 2017, base management fees increased $0.3 million, or 21.8% compared to the three months ended November 30, 2016. For the nine months ended November 30, 2017, base management fees increased $0.7 million, or 19.4% compared to the nine months ended November 30, 2016. The increase in base management fees results from the 21.8% increase in the average value of our total assets, less cash and cash equivalents, from $279.6 million as of November 30, 2016 to $340.5 million as of November 30, 2017.

For the three and nine months ended November 30, 2017, professional fees increased $0.1 million, or 17.6%, and increased $0.2 million, or 19.0%, respectively, compared to the three and nine months ended November 30, 2016. This primarily relates to accounting fees from the current Sarbanes-Oxley Act implementation.

For the three months ended November 30, 2017, incentive management fees increased $0.7 million, or 167.3%, compared to the three months ended November 30, 2016. The first part of the incentive management fees increased this year from $0.76 million to $0.81 million as higher average total assets of 21.8% has led to increased net investment income above the hurdle rate pursuant to the investment advisory and management agreement. In addition, the incentive management fees related to capital gains increased from a reduction of incentive fees of $0.4 million for the three months ended November 30, 2016 to an increase of $0.3 million for the three months ended November 30, 2017, reflecting the $1.2 million net gain on investments for the three months ended November 30, 2017 as compared to the $1.8 million net loss on investments for the three months ended November 30, 2016.

For the nine months ended November 30, 2017, incentive management fees increased $0.6 million, or 26.1%, compared to the nine months ended November 30, 2016. The first part of the incentive management fees increased this year from $2.2 million to $2.5 million as higher average total assets of 21.8% has led to increased net investment income above the hurdle rate pursuant to the investment advisory and management agreement. In addition, incentive management fees related to capital gains increased from $0.1 million for the nine months ended November 30, 2016 to $0.4 million, reflecting the higher $2.7 million net gain on investments for the nine months ended November 30, 2017 as compared to the $1.6 million net gain on investments for the nine months ended November 30, 2016.

As discussed above, the increase in interest and debt financing expenses for the three and nine months ended November 30, 2017 as compared to the three and nine months ended November 30, 2016 is primarily attributable to an increase in the amount of outstanding debt. As of November 30, 2017, there was $1.0 million of outstanding borrowings under the Credit Facility, whereas there were no outstanding borrowings under the Credit Facility as of November 30, 2016. For the three months ended November 30, 2017 and November 30, 2016, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 3.14% and 3.08%, respectively. For the nine months ended November 30, 2017 and November 30, 2016, the weighted average interest rate on the outstanding borrowings of the SBA debentures was 3.12% and 3.12%, respectively.

Net realized gains (losses) on sales of investments

For the three months ended November 30, 2017, the Company had $1.8 million of sales, repayments, exits or restructurings resulting in $0.02 million of net realized gains. For the nine months ended November 30, 2017, the Company had $45.6 million of sales, repayments, exits or restructurings resulting in $5.7 million of net realized losses. The most significant realized gains (losses) during the nine months ended November 30, 2017 were as follows (dollars in thousands):

Nine Months ended November 30, 2017

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain (Loss)
My Alarm Center, LLC	Second Lien Term Loan	$2,617	$10,330	$(7,713)
Mercury Funding, LLC	Common Stock	2,631	858	1,773

The $7.7 million of realized loss on our investment in My Alarm Center, LLC, was due to the completion of a sales transaction, following increasing leverage levels combined with declining market conditions in the sector.

The $1.8 million of realized gain on our investment in Mercury Funding, LLC, was driven by the completion of a sales transaction with a strategic acquirer.

For the three months ended November 30, 2016, the Company had $23.8 million of sales, repayments, exits or restructurings resulting in $0.3 million of net realized gains. For the nine months ended November 30, 2016, the Company had $94.7 million of sales, repayments, exits or restructurings resulting in $12.3 million of net realized gains. The most significant realized gains during the nine months ended November 30, 2016 were as follows (dollars in thousands):

Nine Months ended November 30, 2016

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain
Take 5 Oil Change, L.L.C	Common Stock	$6,505	$481	$6,024
Legacy Cabinets, Inc.	Common Stock Voting A-1	2,320	221	2,099
Legacy Cabinets, Inc.	Common Stock Voting B-1	1,464	139	1,325

The $6.0 million of realized gain on our investment in Take 5 Oil Change, L.L.C. was due to the completion of a sales transaction with a strategic acquirer.

The $3.4 million of realized gains on our investments in Legacy Cabinets, Inc. were due to a period of steadily improving performance, leading up to our sale of shares in Legacy Cabinets, Inc.

Net change in unrealized appreciation (depreciation) on investments

For the three months ended November 30, 2017, our investments had net unrealized appreciation of $1.2 million versus net unrealized depreciation of $2.1 million for the three months ended November 30, 2016. For the nine months ended November 30, 2017, our investments had net unrealized appreciation of $8.4 million versus net unrealized depreciation of $10.7 million for the nine months ended November 30, 2016. The most significant cumulative changes in unrealized appreciation and depreciation for the nine months ended November 30, 2017, were the following (dollars in thousands):

Nine Months ended November 30, 2017

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation (Depreciation)	YTD Change in Unrealized Appreciation
Elyria Foundry Company, L.L.C.	Common Stock	$9,685	$3,494	$(6,191)	$2,614
My Alarm Center, LLC	Second Lien Term Loan	—	—	—	2,298
Saratoga Investment Corp. CLO 2013-1 Ltd.	Other/Structured Finance Securities	9,192	11,814	2,622	1,992
Easy Ice, LLC	Preferred Equity	8,543	10,336	1,793	1,793

The $2.6 million of change in unrealized appreciation in our investment in Elyria Foundry Company, L.L.C. was driven by an increase in oil and gas markets since year-end, positively impacting the company’s performance.

The $2.3 million of change in unrealized appreciation in our investment in My Alarm Center, LLC was driven by the completion of a sales transaction. In recognizing this loss as a result of the sale, unrealized depreciation was adjusted to zero, which resulted in a $2.3 million change in unrealized appreciation for the nine months.

The $2.0 million of change in unrealized appreciation in our investment in the Saratoga CLO was driven by continued improved performance of the Saratoga CLO.

The $1.8 million of change in unrealized appreciation in our investment in Easy Ice, LLC was driven by the completion of a strategic acquisition that increased the scale and earnings of the business.

The most significant cumulative changes in unrealized appreciation and depreciation for the nine months ended November 30, 2016, were the following (dollars in thousands):

Nine Months ended November 30, 2016

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Depreciation	YTD Change in Unrealized Depreciation
Take 5 Oil Change, L.L.C.	Common Stock	$—	$—	$—	$(5,755)
Legacy Cabinets, Inc.	Common Stock Voting A-1	—	—	—	(2,456)
Legacy Cabinets, Inc.	Common Stock Voting B-1	—	—	—	(1,550)
Elyria Foundry Company, L.L.C.	Common Stock	9,217	357	(8,860)	(1,669)

The $5.8 million of change in unrealized depreciation in our investment in Take 5 Oil Change, L.L.C. was driven by the completion of a sales transaction with a strategic acquirer. In realizing this gain as a result of the sale, unrealized appreciation was adjusted to zero, which resulted in a $5.8 million change in unrealized depreciation for the period.

The $4.0 million of change in unrealized depreciation in our investments in Legacy Cabinets, Inc. were driven by the completion of a sales transaction. In realizing these gains as a result of the sale, unrealized appreciation was adjusted to zero, which resulted in a $4.0 million change in unrealized depreciation for the period.

The $1.7 million of change in unrealized depreciation in our investment in Elyria Foundry Company, L.L.C. was driven by a decline in oil and gas end markets since year-end, negatively impacting the company’s performance.

Changes in net assets resulting from operations

For the three months ended November 30, 2017 and November 30, 2016, we recorded a net increase in net assets resulting from operations of $4.3 million and $1.6 million, respectively. Based on 6,040,311 weighted average common shares outstanding as of November 30, 2017, our per share net increase in net assets resulting from operations was $0.71 for the three months ended November 30, 2017. This compares to a per share net increase in net assets resulting from operations of $0.27 for the three months ended November 30, 2016 based on 5,727,933 weighted average common shares outstanding as of November 30, 2016.

For the nine months ended November 30, 2017 and November 30, 2016, we recorded a net increase in net assets resulting from operations of $12.1 million and $10.1 million, respectively. Based on 5,952,086 weighted average common shares outstanding as of November 30, 2017, our per share net increase in net assets resulting from operations was $2.04 for the nine months ended November 30, 2017. This compares to a per share net increase in net assets resulting from operations of $1.77 for the nine months ended November 30, 2016 based on 5,735,443 weighted average common shares outstanding as of November 30, 2016.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We intend to continue to generate cash primarily from cash flows from operations, including interest earned from our investments in debt in middle market companies, interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from SBA debenture drawdowns and future equity offerings, including our dividend reinvestment plan (“DRIP”), and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In this regard, because our common stock has historically traded at a price below our current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we have been and may continue to be limited in our ability to raise equity capital.

In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the distribution requirement applicable to RICs under the Code. In satisfying this distribution requirement, we have in the past relied on Internal Revenue Service (“IRS”) issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. We may rely on these IRS private letter rulings in future periods to satisfy our RIC distribution requirement.

Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200.0%. This requirement limits the amount that we may borrow. Our asset coverage ratio, as defined in the 1940 Act, was 284.0% as of November 30, 2017 and 271.0% as of February 28, 2017. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and other debt-related markets, which may or may not be available on favorable terms, if at all.

Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. Also, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Madison revolving credit facility

Below is a summary of the terms of the senior secured revolving credit facility we entered into with Madison Capital Funding LLC (the “Credit Facility”) on June 30, 2010, which was most recently amended on May 18, 2017.

Availability. The Company can draw up to the lesser of (i) $40.0 million (the “Facility Amount”) and (ii) the product of the applicable advance rate (which varies from 50.0% to 75.0% depending on the type of loan asset) and the value, determined in accordance with the Credit Facility (the “Adjusted Borrowing Value”), of certain “eligible” loan assets pledged as security for the loan (the “Borrowing Base”), in each case less (a) the amount of any undrawn funding commitments the Company has under any loan asset and which are not covered by amounts in the Unfunded Exposure Account referred to below (the “Unfunded Exposure Amount”) and outstanding borrowings. Each loan asset held by the Company as of the date on which the Credit Facility was closed was valued as of that date and each loan asset that the Company acquires after such date will be valued at the lowest of its fair value, its face value (excluding accrued interest) and the purchase price paid for such loan asset. Adjustments to the value of a loan asset will be made to reflect, among other things, changes in its fair value, a default by the obligor on the loan asset, insolvency of the obligor, acceleration of the loan asset, and certain modifications to the terms of the loan asset.

The Credit Facility contains limitations on the type of loan assets that are “eligible” to be included in the Borrowing Base and as to the concentration level of certain categories of loan assets in the Borrowing Base such as restrictions on geographic and industry concentrations, asset size and quality, payment frequency, status and terms, average life, and collateral interests. In addition, if an asset is to remain an “eligible” loan asset, the Company may not make changes to the payment, amortization, collateral and certain other terms of the loan assets without the consent of the administrative agent that will either result in subordination of the loan asset or be materially adverse to the lenders.

Collateral. The Credit Facility is secured by substantially all of the assets of the Company (other than assets held by our SBIC subsidiary) and includes the subordinated notes (“CLO Notes”) issued by Saratoga CLO and the Company’s rights under the CLO Management Agreement (as defined below).

Interest Rate and Fees. Under the Credit Facility, funds are borrowed from or through certain lenders at the greater of the prevailing LIBOR rate and 1.00%, plus an applicable margin of 4.75%. At the Company’s option, funds may be borrowed based on an alternative base rate, which in no event will be less than 2.00%, and the applicable margin over such alternative base rate is 3.75%. In addition, the Company pays the lenders a commitment fee of 0.75% per year on the unused amount of the Credit Facility for the duration of the Revolving Period (defined below). Accrued interest and commitment fees are payable monthly. The Company was also obligated to pay certain other fees to the lenders in connection with the closing of the Credit Facility.

Revolving Period and Maturity Date. The Company may make and repay borrowings under the Credit Facility for a period of three years following the closing of the Credit Facility (the “Revolving Period”). The Revolving Period may be terminated at an earlier time by the Company or, upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the Credit Facility are due and payable in full five years after the end of the Revolving Period.

Collateral Tests. It is a condition precedent to any borrowing under the Credit Facility that the principal amount outstanding under the Credit Facility, after giving effect to the proposed borrowings, not exceed the lesser of the Borrowing Base or the Facility Amount (the “Borrowing Base Test”). In addition to satisfying the Borrowing Base Test, the following tests must also be satisfied (together with Borrowing Base Test, the “Collateral Tests”):

•	Interest Coverage Ratio. The ratio (expressed as a percentage) of interest collections with respect to pledged loan assets, less certain fees and expenses relating to the Credit Facility, to accrued interest and commitment fees and any breakage costs payable to the lenders under the Credit Facility for the last 6 payment periods must equal at least 175.0%.

•	Overcollateralization Ratio. The ratio (expressed as a percentage) of the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets plus the fair value of certain ineligible pledged loan assets and the CLO Notes (in each case, subject to certain adjustments) to outstanding borrowings under the Credit Facility plus the Unfunded Exposure Amount must equal at least 200.0%.

•	Weighted Average FMV Test. The aggregate adjusted or weighted value of “eligible” pledged loan assets as a percentage of the aggregate outstanding principal balance of “eligible” pledged loan assets must be equal to or greater than 72.0% and 80.0% during the one-year periods prior to the first and second anniversary of the closing date, respectively, and 85.0% at all times thereafter.

The Credit Facility also requires payment of outstanding borrowings or replacement of pledged loan assets upon the Company’s breach of its representation and warranty that pledged loan assets included in the Borrowing Base are “eligible” loan assets. Such payments or replacements must equal the lower of the amount by which the Borrowing Base is overstated as a result of such breach or any deficiency under the Collateral Tests at the time of repayment or replacement. Compliance with the Collateral Tests is also a condition to the discretionary sale of pledged loan assets by the Company.

Priority of Payments. During the Revolving Period, the priority of payments provisions of the Credit Facility require, after payment of specified fees and expenses and any necessary funding of the Unfunded Exposure Account, that collections of principal from the loan assets and, to the extent that these are insufficient, collections of interest from the loan assets, be applied on each payment date to payment of outstanding borrowings if the Borrowing Base Test, the Overcollateralization Ratio and the Interest Coverage Ratio would not otherwise be met. Similarly, following termination of the Revolving Period, collections of interest are required to be applied, after payment of certain fees and expenses, to cure any deficiencies in the Borrowing Base Test, the Interest Coverage Ratio and the Overcollateralization Ratio as of the relevant payment date.

Reserve Account. The Credit Facility requires the Company to set aside an amount equal to the sum of accrued interest, commitment fees and administrative agent fees due and payable on the next succeeding three payment dates (or corresponding to three payment periods). If for any monthly period during which fees and other payments accrue, the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets which do not pay cash interest at least quarterly exceeds 15.0% of the aggregate Adjusted Borrowing Value of “eligible” pledged loan assets, the Company is required to set aside such interest and fees due and payable on the next succeeding six payment dates. Amounts in the reserve account can be applied solely to the payment of administrative agent fees, commitment fees, accrued and unpaid interest and any breakage costs payable to the lenders.

Unfunded Exposure Account. With respect to revolver or delayed draw loan assets, the Company is required to set aside in a designated account (the “Unfunded Exposure Account”) 100.0% of its outstanding and undrawn funding commitments with respect to such loan assets. The Unfunded Exposure Account is funded at the time the Company acquires a revolver or delayed draw loan asset and requests a related borrowing under the Credit Facility. The Unfunded Exposure Account is funded through a combination of proceeds of the requested borrowing and other Company funds, and if for any reason such amounts are insufficient, through application of the priority of payment provisions described above.

Operating Expenses. The priority of payments provision of the Credit Facility provides for the payment of certain operating expenses of the Company out of collections on principal and interest during the Revolving Period and out of collections on interest following the termination of the Revolving Period in accordance with the priority established in such provision. The operating expenses payable pursuant to the priority of payment provisions is limited to $350,000 for each monthly payment date or $2.5 million for the immediately preceding period of twelve consecutive monthly payment dates. This ceiling can be increased by the lesser of 5.0% or the percentage increase in the fair market value of all the Company’s assets only on the first monthly payment date to occur after each one-year anniversary following the closing of the Credit Facility. Upon the occurrence of a Manager Event (described below), the consent of the administrative agent is required in order to pay operating expenses through the priority of payments provision.

Events of Default. The Credit Facility contains certain negative covenants, customary representations and warranties and affirmative covenants and events of default. The Credit Facility does not contain grace periods for breach by the Company of certain covenants, including, without limitation, preservation of existence, negative pledge, change of name or jurisdiction and separate legal entity status of the Company covenants and certain other customary covenants. Other events of default under the Credit Facility include, among other things, the following:

•	an Interest Coverage Ratio of less than 150.0%;

•	an Overcollateralization Ratio of less than 175.0%;

•	the filing of certain ERISA or tax liens;

•	the occurrence of certain “Manager Events” such as:

•	failure by Saratoga Investment Advisors and its affiliates to maintain collectively, directly or indirectly, a cash equity investment in the Company in an amount equal to at least $5.0 million at any time prior to the third anniversary of the closing date;

•	failure of the Management Agreement between Saratoga Investment Advisors and the Company to be in full force and effect;

•	indictment or conviction of Saratoga Investment Advisors or any “key person” for a felony offense, or any fraud, embezzlement or misappropriation of funds by Saratoga Investment Advisors or any “key person” and, in the case of “key persons,” without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed to replace such key person within 30 days;

•	resignation, termination, disability or death of a “key person” or failure of any “key person” to provide active participation in Saratoga Investment Advisors’ daily activities, all without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed within 30 days; or

•	occurrence of any event constituting “cause” under the Collateral Management Agreement between the Company and Saratoga CLO (the “CLO Management Agreement”), delivery of a notice under Section 12(c) of the CLO Management Agreement with respect to the removal of the Company as collateral manager or the Company ceases to act as collateral manager under the CLO Management Agreement.

Conditions to Acquisitions and Pledges of Loan Assets. The Credit Facility imposes certain additional conditions to the acquisition and pledge of additional loan assets. Among other things, the Company may not acquire additional loan assets without the prior written consent of the administrative agent until such time that the administrative agent indicates in writing its satisfaction with Saratoga Investment Advisors’ policies, personnel and processes relating to the loan assets.

Fees and Expenses. The Company paid certain fees and reimbursed Madison Capital Funding LLC for the aggregate amount of all documented, out-of-pocket costs and expenses, including the reasonable fees and expenses of lawyers, incurred by Madison Capital Funding LLC in connection with the Credit Facility and the carrying out of any and all acts contemplated thereunder up to and as of the date of closing of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates. These amounts totaled $2.0 million.

On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

•	expand the borrowing capacity under the Credit Facility from $40.0 million to $45.0 million;

•	extend the period during which we may make and repay borrowings under the Credit Facility from July 30, 2013 to February 24, 2015 (the “Revolving Period”). The Revolving Period may, upon the occurrence of an event of default, by action of the lenders or automatically, be terminated. All borrowings and other amounts payable under the Credit Facility are due and payable five years after the end of the Revolving Period; and

•	remove the condition that we may not acquire additional loan assets without the prior written consent of the administrative agent.

On September 17, 2014, we entered into a second amendment to the Revolving Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from February 24, 2015 to September 17, 2017;

•	extend the maturity date of the Revolving Facility from February 24, 2020 to September 17, 2022 (unless terminated sooner upon certain events);

•	reduce the applicable margin rate on base rate borrowings from 4.50% to 3.75%, and on LIBOR borrowings from 5.50% to 4.75%; and

•	reduce the floor on base rate borrowings from 3.00% to 2.25%; and on LIBOR borrowings from 2.00% to 1.25%.

On May 18, 2017, we entered into a third amendment to the Credit Facility with Madison Capital Funding LLC to, among other things:

•	extend the commitment termination date from September 17, 2017 to September 17, 2020;

•	extend the final maturity date of the Credit Facility from September 17, 2022 to September 17, 2025;

•	reduce the floor on base rate borrowings from 2.25% to 2.0%;

•	reduce the floor on LIBOR borrowings from 1.25% to 1.00%; and

•	reduce the commitment fee rate from 0.75% to 0.50% for any period during which the ratio of advances outstanding to aggregate commitments, expressed as a percentage, is greater than or equal to 50%.

As of November 30, 2017, we had $1.0 million of outstanding borrowings under the Credit Facility and $134.7 million of SBA-guaranteed debentures outstanding (which are discussed below). As of February 28, 2017, we had no outstanding borrowings under the Credit Facility and $112.7 million SBA-guaranteed debentures outstanding. Our borrowing base under the Credit Facility at November 30, 2017 and February 28, 2017 was $31.8 million and $24.7 million, respectively.

Our asset coverage ratio, as defined in the 1940 Act, was 284.0% as of November 30, 2017 and 271.0% as of February 28, 2017.

SBA-guaranteed debentures

In addition, we, through a wholly-owned subsidiary, sought and obtained a license from the SBA to operate an SBIC. In this regard, on March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of November 30, 2017, our SBIC subsidiary had $75.0 million in regulatory capital and $134.7 million SBA-guaranteed debentures outstanding.

We received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200.0% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200.0% asset coverage test by permitting us to borrow up to $150.0 million more than we would otherwise be able to absent the receipt of this exemptive relief.

On April 2, 2015, the SBA issued a “green light” letter inviting the Company to continue our application process to obtain a license to form and operate its second SBIC subsidiary. On September 27, 2016, the SBA informed us that as part of their continued review of our application for a second license, and in order to ensure that they were reviewing the most current information available, we would need to update all previously submitted materials and invited us to reapply. As a result of this request, with which we are in the process of complying, the existing “green light” letter that the SBA issued to us has expired. If approved in the future, a second SBIC license would provide us an incremental source of long-term capital by permitting us to issue up to $150.0 million of additional SBA-guaranteed debentures in addition to the $150.0 million already approved under the first license.

Unsecured notes

In May 2013, we issued $48.3 million in aggregate principal amount of our 2020 Notes for net proceeds of $46.1 million after deducting underwriting commissions of $1.9 million and offering costs of $0.3 million. The proceeds included the underwriters’ full exercise of their overallotment option. Interest on these 2020 Notes is paid quarterly in arrears on February 15, May 15, August 15 and November 15, at a rate of 7.50% per year, beginning August 15, 2013. The 2020 Notes mature on May 31, 2020 and since May 31, 2016, may be redeemed in whole or in part at any time or from time to time at our option. In connection with the issuance of the 2020 Notes, we agreed to the following covenants for the period of time during which the 2020 Notes are outstanding:

•	we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200.0% after such borrowings.

•	we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a) (1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a RIC under the Code. Currently these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200.0% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

The 2020 Notes were redeemed in full on January 13, 2017 and are no longer listed on the NYSE.

On May 29, 2015, we entered into a Debt Distribution Agreement with Ladenburg Thalmann & Co. through which we may offer for sale, from time to time, up to $20.0 million in aggregate principal amount of the 2020 Notes through an ATM offering. As of November 30, 2017, the Company sold 539,725 bonds with a principal of $13,493,125 at an average price of $25.31 for aggregate net proceeds of $13,385,766 (net of transaction costs).

On December 21, 2016, we issued $74.5 million in aggregate principal amount of our 2023 Notes for net proceeds of $71.7 million after deducting underwriting commissions of approximately $2.3 million and offering costs of approximately $0.5 million. The issuance included the exercise of substantially all of the underwriters’ option to purchase an additional $9.8 million aggregate principal amount of 2023 Notes within 30 days. Interest on the 2023 Notes is paid quarterly in arrears on March 15, June 15, September 15 and December 15, at a rate of 6.75% per year, beginning March 30, 2017. The 2023 Notes mature on December 30, 2023, and commencing December 21, 2019, may be redeemed in whole or in part at any time or from time to time at our option. The net proceeds from the offering were used to repay all of the outstanding indebtedness under the 2020 Notes on January 13, 2017, which amounts to $61.8 million, and for general corporate purposes in accordance with our investment objective and strategies. The 2020 Notes were redeemed in full on January 13, 2017. The 2023 Notes are listed on the NYSE under the trading symbol “SAB” with a par value of $25.00 per share. In connection with the issuance of the 2023 Notes, we agreed to the following covenants for the period of time during which the notes are outstanding:

•	we will not violate (whether or not we are subject to) Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

•	if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the 2023 Notes and the Trustee, for the period of time during which the 2023 Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

At November 30, 2017 and February 28, 2017, the fair value of investments, cash and cash equivalents and cash and cash equivalents, reserve accounts were as follows:

	At November 30, 2017		At February 28, 2017
	Fair Value	Percentage of Total	Fair Value	Percentage of Total
	($ in thousands)
Cash and cash equivalents	$680	0.2%	$9,307	3.0%
Cash and cash equivalents, reserve accounts	8,038	2.3	12,781	4.1
Syndicated loans	9,001	2.6	9,823	3.1
First lien term loans	185,661	53.4	159,097	50.5
Second lien term loans	99,427	28.6	87,750	27.9
Structured finance securities	16,313	4.7	15,450	4.9
Equity interests	28,436	8.2	20,541	6.5

Total	$347,556	100.0%	$314,749	100.0%

On March 16, 2017, we entered into an equity distribution agreement with Ladenburg Thalmann & Co. Inc., through which we may offer for sale, from time to time, up to $30.0 million of our common stock through an ATM offering. As of November 30, 2017, the Company sold 266,113 shares for gross proceeds of $6.0 million at an average price of $22.49 for aggregate net proceeds of $5.9 million (net of transaction costs).

On September 24, 2014, we announced the approval of an open market share repurchase plan that allows it to repurchase up to 200,000 shares of our common stock at prices below our NAV as reported in its then most recently published consolidated financial statements, which was subsequently increased to 400,000 shares of our common stock. On October 5, 2016, our board of directors extended the open market share repurchase plan for another year to October 15, 2017 and increased the number of shares we are permitted to repurchase at prices below our NAV, as reported in its then most recently published consolidated financial statements, to 600,000 shares of our common stock. On October 10, 2017, the Company’s board of directors extended the open market share repurchase plan for another year to October 15, 2018, leaving the number of shares unchanged at 600,000 shares of its common stock. As of November 30, 2017, we purchased 218,491 shares of common stock, at the average price of $16.87 for approximately $3.7 million pursuant to this repurchase plan.

On November 29, 2017, our board of directors declared a dividend of $0.49 per share payable on December 27, 2017, to common stockholders of record on December 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 25,435 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $21.14 per share, which equaled the volume weighted average trading price per share of the common stock on December 13, 14, 15, 18, 19, 20, 21, 22, 26 and 27, 2017.

On August 28, 2017, our board of directors declared a dividend of $0.48 per share payable on September 26, 2017, to common stockholders of record on September 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.2 million in cash and 33,551 newly issued shares of common stock, or 0.6% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $20.19 per share, which equaled the volume weighted average trading price per share of the common stock on September 13, 14, 15, 18, 19, 20, 21, 22, 25 and 26, 2017.

On May 30, 2017, our board of directors declared a dividend of $0.47 per share which was paid on June 27, 2017, to common stockholders of record on June 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.3 million in cash and 26,222 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $20.04 per share, which equaled the volume weighted average trading price per share of the common stock on June 14, 15, 16, 19, 20, 21, 22, 23, 26 and 27, 2017.

On February 28, 2017, our board of directors declared a dividend of $0.46 per share, which was paid on March 28, 2017, to common stockholders of record as of March 15, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 29,096 newly issued shares of common stock, or 0.5% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $21.38 per share, which equaled the volume weighted average trading price per share of the common stock on March 15, 16, 17, 20, 21, 22, 23, 24, 27 and 28, 2017.

On January 12, 2017, our board of directors declared a dividend of $0.45 per share, which was paid on February 9, 2017, to common stockholders of record as of January 31, 2017. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.6 million in cash and 50,453 newly issued shares of common stock, or 0.9% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $20.25 per share, which equaled the volume weighted average trading price per share of the common stock on January 27, 30, 31 and February 1, 2, 3, 6, 7, 8 and 9, 2017.

On October 5, 2016, our board of directors declared a dividend of $0.44 per share, which was paid on November 9, 2016, to common stockholders of record as of October 31, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.5 million in cash and 58,548 newly issued shares of common stock, or 1.0% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.12 per share, which equaled the volume weighted average trading price per share of the common stock on October 27, 28, 31 and November 1, 2, 3, 4, 7, 8 and 9, 2016.

On August 8, 2016, our board of directors declared a special dividend of $0.20 per share, which was paid on September 5, 2016, to common stockholders of record as of August 24, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.7 million in cash and 24,786 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.06 per share, which equaled the volume weighted average trading price per share of the common stock on August 22, 23, 24, 25, 26, 29, 30, 31 and September 1 and 2, 2016.

On July 7, 2016, our board of directors declared a dividend of $0.43 per share, which was paid on August 9, 2016, to common stockholders of record as of July 29, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.5 million in cash and 58,167 newly issued shares of common stock, or 1.0% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $16.32 per share, which equaled the volume weighted average trading price per share of the common stock on July 27, 28, 29 and August 1, 2, 3, 4, 5, 8 and 9, 2016.

On March 31, 2016, our board of directors declared a dividend of $0.41 per share, which was paid on April 27, 2016, to common stockholders of record as of April 15, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.5 million in cash and 56,728 newly issued shares of common stock, or 1.0% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.43 per share, which equaled the volume weighted average trading price per share of the common stock on April 14, 15, 18, 19, 20, 21, 22, 25, 26 and 27, 2016.

On January 12, 2016, our board of directors declared a dividend of $0.40 per share, which was paid on February 29, 2016, to common stockholders of record as of February 1, 2016. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.4 million in cash and 66,765 newly issued shares of common stock, or 1.2% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.11 per share, which equaled the volume weighted average trading price per share of the common stock on February 16, 17, 18, 19, 22, 23, 24, 25, 26 and 29, 2016.

On October 7, 2015, our board of directors declared a dividend of $0.36 per share, which was paid on November 30, 2015, to common stockholders of record as of November 2, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 61,029 newly issued shares of common stock, or 1.1% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.53 per share, which equaled the volume weighted average trading price per share of the common stock on November 16, 17, 18, 19, 20, 23, 24, 25, 27 and 30, 2015.

On July 8, 2015, our board of directors declared a dividend of $0.33 per share, which was paid on August 31, 2015, to common stockholders of record as of August 3, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $1.1 million in cash and 47,861 newly issued shares of common stock, or 0.9% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.28 per share, which equaled the volume weighted average trading price per share of the common stock on August 18, 19, 20, 21, 24, 25, 26, 27, 28 and 31, 2015.

On May 14, 2015, our board of directors declared a special dividend of $1.00 per share, which was paid on June 5, 2015, to common stockholders of record on as of May 26, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $3.4 million in cash and 126,230 newly issued shares of common stock, or 2.3% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $16.47 per share, which equaled the volume weighted average trading price per share of the common stock on May 22, 26, 27, 28, 29 and June 1, 2, 3, 4, and 5, 2015.

On April 9, 2015, our board of directors declared a dividend of $0.27 per share, which was paid on May 29, 2015, to common stockholders of record as of May 4, 2015. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.9 million in cash and 33,766 newly issued shares of common stock, or 0.6% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $16.78 per share, which equaled the volume weighted average trading price per share of the common stock on May 15, 18, 19, 20, 21, 22, 26, 27, 28 and 29, 2015.

On September 24, 2014, our board of directors declared a dividend of $0.22 per share, which was paid on February 27, 2015. Shareholders have the option to receive payment of the dividend in cash, or receive shares of common stock, pursuant our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.8 million in cash and 26,858 newly issued shares of common stock, or 0.5% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.97 per share, which equaled the volume weighted average trading price per share of the common stock on February 13, 17, 18, 19, 20, 23, 24, 25, 26 and 27, 2015.

Also on September 24, 2014, our board of directors declared a dividend of $0.18 per share, which was paid on November 28, 2014. Shareholders had the option to receive payment of the dividend in cash, or receive shares of common stock pursuant to our DRIP. Based on shareholder elections, the dividend consisted of approximately $0.6 million in cash and 22,283 newly issued shares of common stock, or 0.4% of our outstanding common stock prior to the dividend payment. The number of shares of common stock comprising the stock portion was calculated based on a price of $14.37 per share, which equaled the volume weighted average trading price per share of the common stock on November 14, 17, 18, 19, 20, 21, 24, 25, 26 and 28, 2014.

On October 30, 2013, our board of directors declared a dividend of $2.65 per share, which was paid on December 27, 2013, to common stockholders of record as of November 13, 2013. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.5 million or $0.53 per share. This dividend was declared in reliance on certain private letter rulings issued by the IRS concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution.

Based on shareholder elections, the dividend consisted of approximately $2.5 million in cash and 649,500 shares of common stock, or 13.7% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.439 per share, which equaled the volume weighted average trading price per share of the common stock on December 11, 13, and 16, 2013.

On November 9, 2012, our board of directors declared a dividend of $4.25 per share, which was paid on December 31, 2012, to common stockholders of record as of November 20, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

On November 15, 2011, our board of directors declared a dividend of $3.00 per share, which was paid on December 30, 2011, to common stockholders of record as of November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117067 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

On November 12, 2010, our board of directors declared a dividend of $4.40 per share to shareholders payable in cash or shares of our common stock, in accordance with the provisions of the IRS Revenue Procedure 2010-12, which allows a publicly-traded regulated investment company to satisfy its distribution requirements with a distribution paid partly in common stock provided that at least 10.0% of the distribution is payable in cash. The dividend was paid on December 29, 2010 to common shareholders of record on November 19, 2010.

Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

On November 13, 2009, our board of directors declared a dividend of $18.25 per share, which was paid on December 31, 2009, to common stockholders of record as of November 25, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 shares of common stock, or 104.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth.

Contractual obligations

The following table shows our payment obligations for repayment of debt and other contractual obligations at November 30, 2017:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$210,111	$—	$—	$—	$210,111

Off-balance sheet arrangements

The Company’s off-balance sheet arrangements consisted of $5.9 million and $2.0 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of November 30, 2017 and February 28, 2017, respectively. Such commitments are generally up to the Company’s discretion to approve, or the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Company’s consolidated statements of assets and liabilities and are not reflected in the Company’s consolidated statements of assets and liabilities.

A summary of the composition of the unfunded commitments as of November 30, 2017 and February 28, 2017 is shown in the table below (dollars in thousands):

	As of
	November 30, 2017	February 28, 2017
CLEO Communications Holding, LLC	$3,000	$—
GreyHeller LLC	2,000	2,000
Pathway Partners Vet Management Company LLC	917	—

Total	$5,917	$2,000

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our business activities contain elements of market risk. We consider our principal market risk to be the fluctuation in interest rates. Managing this risk is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor this risk and thresholds by means of administrative and information technology systems and other policies and processes.

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, including relative changes in different interest rates, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire leveraged loans, high yield bonds and other debt investments and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and the prime rate. A large portion of our portfolio is, and we expect will continue to be, comprised of floating rate investments that utilize LIBOR. Our interest expense is affected by fluctuations in LIBOR only on our revolving credit facility. At November 30, 2017, we had $210.1 million of borrowings outstanding, of which $1.0 million was outstanding on the revolving credit facility.

We have analyzed the potential impact of changes in interest rates on interest income from investments. Assuming that our investments as of November 30, 2017 were to remain constant for a full fiscal year and no actions were taken to alter the existing interest rate terms, a hypothetical change of 1.0% in interest rates would cause a corresponding increase of approximately $2.4 million to our interest income.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the statements of assets and liabilities and other business developments that could magnify or diminish our sensitivity to interest rate changes, nor does it account for divergences in LIBOR and the commercial paper rate, which have historically moved in tandem but, in times of unusual credit dislocations, have experienced periods of divergence. Accordingly no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

ITEM 4. CONTROLS AND PROCEDURES

(a)	As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our chief executive officer and our chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934). Based on that evaluation, our chief executive officer and our chief financial officer have concluded that our current disclosure controls and procedures are effective in facilitating timely decisions regarding required disclosure of any material information relating to us that is required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934.

(b)	There have been no changes in our internal control over financial reporting that occurred during the quarter ended November 30, 2017 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings

Neither we nor our wholly-owned subsidiaries, Saratoga Investment Funding LLC and Saratoga Investment Corp. SBIC LP, are currently subject to any material legal proceedings.

Item 1A. Risk Factors

In addition to information set forth in this report, you should carefully consider the “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended February 28, 2017, filed with the SEC on May 16, 2017, which could materially affect our business, financial condition and/or operating results. Other than as set forth below, there have been no material changes during the three months ended November 30, 2017 to the risk factors discussed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K. Additional risks or uncertainties not currently known to us or that we currently deem to be immaterial also may materially affect our business, financial condition and/or operating results.

The tax legislation signed into law on December 22, 2017 could have a negative effect on the Company

Legislative or other actions relating to taxes could have a negative effect on the Company. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The U.S. House of Representatives and U.S. Senate recently passed tax reform legislation, which was recently signed by the President. Such legislation will make many changes to the Internal Revenue Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Company, investors, or the Company’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Company’s securities.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

Not applicable.

Item 3. Defaults Upon Senior Securities

Not applicable.

Item 4. Mine Safety Disclosures

Not applicable.

Item 5. Other Information

Not applicable.

ITEM 6. EXHIBITS

Listed below are the exhibits which are filed as part of this report (according to the number assigned to them in Item 601 of Regulation S-K):

Exhibit Number	Description of Document

3.1(a)	Articles of Incorporation of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).

3.1(b)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed August 3, 2010).

3.1(c)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed August 13, 2010).

3.2	Amended and Restated Bylaws of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on March 5, 2008).

4.1	Specimen certificate of Saratoga Investment Corp.’s common stock, par value $0.001 per share. (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-169135, filed on September 1, 2010).

4.2	Registration Rights Agreement dated July 30, 2010 between GSC Investment Corp., GSC CDO III L.L.C., and the investors party thereto (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

4.3	Dividend Reinvestment Plan (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on September 24, 2014).

4.4	Form of Indenture by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Saratoga Investment Corp.’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-186323 filed April 30, 2013).

4.5	Form of First Supplemental Indenture between the Company and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-186323 filed April 30, 2013).

4.6	Form of Note (incorporated by reference to Exhibit 4.5 hereto, and Exhibit A therein).

4.7	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association (incorporated by reference to Amendment No. 2 to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-214182, filed on December 12, 2016).

4.8	Form of Global Note (incorporated by reference to Exhibit 4.7 hereto, and Exhibit A therein).

4.9	Form of Articles Supplementary Establishing and Fixing the Rights and Preferences of Preferred Stock (incorporated by reference to Saratoga Investment Corp.’s registration statement on Form N-2 Pre-Effective Amendment No. 1, File No. 333-196526, filed on December 5, 2014).

10.1	Investment Advisory and Management Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

10.2	Custodian Agreement dated March 21, 2007 between GSC Investment LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Form 10-Q for the quarterly period ended May 31, 2007).

10.3	Administration Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

10.4	Trademark License Agreement dated July 30, 2010 between Saratoga Investment Advisors, LLC and GSC Investment Corp. (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

10.5	Credit, Security and Management Agreement dated July 30, 2010 by and among GSC Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on August 3, 2010).

10.6	Form of Indemnification Agreement between Saratoga Investment Corp. and each officer and director of Saratoga Investment Corp. (incorporated by reference to Amendment No. 2 to Saratoga Investment Corp.’s Registration Statement on Form N-2 filed on January 12, 2007).

10.7	Amendment No. 1 to Credit, Security and Management Agreement dated February 24, 2012 by and among Saratoga Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on February 29, 2012).

10.8	Indenture, dated as of January 22, 2008, among GSC Investment Corp. CLO 2007, Ltd., GSC Investment Corp. CLO 2007, Inc. and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-186323, filed on April 30, 2013).

10.9	Indenture, dated as of October 17, 2013, among Saratoga Investment Corp. CLO 2013-1, Ltd., Saratoga Investment Corp. CLO 2013-1, Inc. and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-196526, filed on December 5, 2014).

10.10	Amended and Restated Indenture, dated as of November 15, 2016, among Saratoga Investment Corp. CLO 2013-1, Ltd., Saratoga Investment Corp. CLO 2013-1, Inc. and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-216344, filed on February 28, 2017).

10.11	Amended and Restated Collateral Management Agreement, dated October 17, 2013, by and between Saratoga Investment Corp. and Saratoga Investment Corp. CLO 2013-1, Ltd. (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-196526, filed on December 5, 2014).

10.12	Investment Advisory and Management Agreement dated July 30, 2010 between Saratoga Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-196526, filed on December 5, 2014).

10.13	Amendment No. 2 to Credit, Security and Management Agreement dated September 17, 2014 by and among Saratoga Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on September 18, 2014).

10.14	Amendment No. 3 to Credit, Security and Management Agreement, dated May 18, 2017, by and among Saratoga Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.’s Current Report on Form 8-K filed on May 18, 2017).

10.15	Equity Distribution Agreement dated March 16, 2017, by and among Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Ladenburg Thalmann and Co. Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC (incorporated by reference to Saratoga Investment Corp.’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, File No. 333-216344, filed on March 16, 2017).

10.16	Amendment No. 1 to the Equity Distribution Agreement dated October 12, 2017 by and among Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Ladenburg Thalmann and Co. Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, and FBR Capital Markets & Co. (incorporated by reference to Saratoga Investment Corp.’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, File No. 333-216344, filed on October 12, 2017).

11	Computation of Per Share Earnings (included in Note 11 to the consolidated financial statements contained in this report).

14	Code of Ethics of the Company adopted under Rule 17j-1 (incorporated by reference to Amendment No.7 to Saratoga Investment Corp.’s Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).

21.1	List of Subsidiaries and jurisdiction of incorporation/organization: Saratoga Investment Funding LLC—Delaware; Saratoga Investment Corp. SBIC, LP—Delaware; and Saratoga Investment Corp. GP, LLC—Delaware.

31.1*	Certification of Chief Executive Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934

31.2*	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a) under the Securities Exchange Act of 1934

32.1*	Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

32.2*	Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

*	Submitted herewith.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: January 10, 2018	By:	/s/ CHRISTIAN L. OBERBECK
Christian L. Oberbeck
Chief Executive Officer

	By:	/s/ HENRI J. STEENKAMP
Henri J. Steenkamp
Chief Financial Officer and Chief Compliance Officer